PRELIMINARY COPY

                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                               SCHEDULE 13E-3

                      RULE 13E-3 TRANSACTION STATEMENT
     (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934)

                        ARMATRON INTERNATIONAL, INC.
                        ----------------------------
                            (Name of the Issuer)

                        ARMATRON INTERNATIONAL, INC.
                         ARMATRON MERGER CORPORATION
                    -------------------------------------
                    (Names of Person(s) Filing Statement)


                        COMMON STOCK, $1.00 PAR VALUE
                       ------------------------------
                       (Title of Class of Securities)


                                  042167106
                    (CUSIP Number of Class of Securities)

        Charles J. Housman                         Anne L. Bruno, Esq.
        Chairman of the Board,                     Mintz, Levin, Cohn, Ferris,
        President and Chief Executive Officer      Glovsky and Popeo, P.C.
        Armatron International, Inc.               One Financial Center
        2 Main Street                              Boston, MA  02111
        Melrose, MA 02176                          (617) 542-6000
        (781) 321-2300


               (Name, Address and Telephone Number of Persons
              Authorized to Receive Notices and Communications
                  on Behalf of Person(s) Filing Statement)


This statement is filed in connection with (check the appropriate box):

[X]   a.  The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

[ ]   b.  The filing of a registration statement under the Securities Act of 1933.

[ ]   c.  A tender offer.

[ ]   d.  None of the above.

[ ] Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]


                          CALCULATION OF FILING FEE

          Transaction Valuation*        Amount of Filing Fee

          $664,132.23                   $132.83

<F*>      The amount of the Transaction Valuation calculated in accordance with Rule 0-11(b) under the Securities Exchange Act of 1934, as amended.

[ ]       Check box if any part of the fee is offset as provided by Rule
          0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                INTRODUCTION

      This Rule 13e-3 Transaction Statement (the "Statement") relates to the Agreement and Plan of Merger dated as of ______ __, 1999 (the "Merger
Agreement") between Armatron International, Inc., a Massachusetts corporation ("Armatron" or the "Company"), and Armatron Merger Corporation, a Massachusetts corporation ("MergerCo"). A copy of the Merger Agreement is attached as Appendix A to the Proxy Statement filed by the Company (the
"Proxy Statement") and is attached hereto as Exhibit (c)(1).

      The Merger Agreement provides, among other things, for the merger of MergerCo into the Company (the "Merger") with the Company continuing as the surviving corporation (the "Surviving Corporation"). In the Merger, (i) each outstanding share of common stock, par value $1.00 per share, of the Company (the "Common Stock") will be converted into the right to receive
$.27 in cash (except that any shares held by MergerCo or held in the Company's treasury will be canceled and any stockholder who properly dissents from the Merger will be entitled to appraisal rights under Massachusetts law); (ii) each outstanding share of common stock, $.01 par value per share, (or fraction thereof) of MergerCo (the "MergerCo Common
Stock") will be converted into one share of common stock, $.01 par value per share, (or fraction thereof) of the Surviving Corporation; and (iii) each outstanding share of Series A Preferred Stock, $100 par value per share, of the Company will be converted into one share of Series A
Preferred Stock, $.01 par value per share, of the Surviving Corporation.

      Immediately prior to the Merger, Charles J. Housman, Chairman of the
Board, President and Chief Executive Officer and Edward L. Housman, a
Director and President of Automatic Radio International Corp., a wholly owned subsidiary of the Company, together with all members of their families or affiliates and the families or affiliates of the late Herbert
E. Housman and the late Frank M. Housman, who are stockholders of the Company will contribute 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock will be converted into common stock of the Surviving Corporation as described above.

      As a result of the Merger and these related transactions, immediately following the Merger, it is currently expected that (x) Charles J. Housman and Edward L. Housman together with their families and affiliates and the families or affiliates of the late Herbert E. Housman and the late Frank M.
Housman will own 100.0% of the outstanding common stock of the Surviving
Corporation and (y) the Housman Realty Trust will own 100.0% of the outstanding Series A Preferred Stock of the Surviving Corporation.

      The following cross-reference sheet shows the location of certain information in the Proxy Statement relating to the Merger filed by the Company with the Securities and Exchange Commission. The information in the Proxy Statement, including all appendices thereto, is hereby expressly incorporated herein by reference and the responses to each item of this Statement are qualified in their entirety by the provisions of the Proxy
Statement. The Proxy Statement will be completed and, if appropriate, amended prior to the time it is first sent or given to stockholders. This
Statement will be amended to reflect such completion or amendment of the Proxy Statement.

                            Cross Reference Sheet
            (Pursuant to General Instruction F to Schedule 13E-3)

Schedule 13E-3
Item Number and Caption                   Location in the Proxy Statement
-----------------------                   -------------------------------

Item 1.   Issuer and Class of Security Subject to the Transaction.

          (a)                      Front page of Proxy Statement.

          (b)                      Front page of Proxy Statement, "Market
                                   Prices of Common Stock" and "The Special
                                   Meeting -- Record Date and Voting."

          (c) and (d)              "Market Prices of Common Stock."

          (e)                      Not applicable.

          (f)                      Not applicable.

Item 2.   Identity and Background.

          (a) - (d) and (g)        Front page of Proxy Statement,
                                   "Available Information," "Management of
                                   the Company and MergerCo" and
                                   "MergerCo."

          (e) and (f)              Not applicable.

Item 3.   Past Contacts, Transactions or Negotiations.

          (a)                      "Special Factors -- Background of the
                                   Merger" and "-- Interests of Certain
                                   Persons in the Merger."

          (b)                      Not applicable.

Item 4.   Terms of the Transaction.

          (a) and (b)              "Special Factors -- Background of the
                                   Merger," "-- Interests of Certain
                                   Persons in the Merger," "The Merger and
                                   the Merger Agreement" and "Merger
                                   Financings."

Item 5.   Plans or Proposals of the Issuer or Affiliate.

          (a) and (b)              Not applicable.

          (c)                      "Management of the Company and MergerCo."

          (d)                      "Unaudited Pro Forma Consolidated Financial
                                   Data," "Pro Forma Capitalization," "Book
                                   Value Per Share," "Security Ownership of
                                   Certain Beneficial Owners and Management
                                   -- Post Merger Beneficial Ownership" and
                                   "Merger Financings."

          (e)                      Not applicable.

          (f) and (g)              "Special Factors -- Certain Effects of
                                   the Merger."

Item 6.   Source and Amount of Funds or Other Consideration.

          (a)                      "Merger Financings."

          (b)                      "Fees and Expenses."

          (c)                      Not applicable.

          (d)                      Not applicable.

Item 7.   Purpose(s), Alternatives, Reasons and Effects.

          (a) and (c)              "Summary -- Special Factors," "Special
                                   Factors -- Background of the Merger," "-
                                   -Recommendation of the Board; Reasons
                                   for the Merger; Findings of Fairness"
                                   and "-- Opinion of Financial Adviser."

          (b)                      "Summary -- Special Factors" and
                                   "Special Factors -- Background of the
                                   Merger."

          (d)                      "Special Factors -- Certain Effects of
                                   the Merger," "-- Material Federal Income
                                   Tax Consequences," "-- Interests of
                                   Certain Persons in the Merger" and
                                   "Unaudited Pro Forma Consolidated
                                   Financial Data."

Item 8.   Fairness of the Transaction.

          (a), (b), (d) and (e)    "Special Factors -- Background of the
                                   Merger," "-- Recommendation of the
                                   Board; Reasons for the Merger; Findings
                                   of Fairness" and "-- Opinion of
                                   Financial Adviser."

          (c)                      "Special Factors -- Interests of Certain
                                   Persons in the Merger" and "The Special
                                   Meeting -- Vote Required; Revocability
                                   of Proxies."

          (f)                      Not applicable.

Item 9.   Reports, Opinions, Appraisals and Certain Negotiations.

          (a), (b) and (c)         "Special Factors -- Background of the
                                   Merger," "-- Opinion of Financial
                                   Adviser" and "Appendix B -- Opinion of
                                   Gordon Associates Inc."

Item 10.  Interest in Securities of the Issuer.

          (a)                      "Security Ownership of Certain
                                   Beneficial Owners and Management."

          (b)                      "Special Factors -- Interests of Certain
                                   Persons in the Merger."

Item 11.  Contracts, Arrangements or Understandings with Respect to the
Issuer's Securities.

"Special Factors -- Interests of Certain Persons in the Merger," "The
Special Meeting -- Vote Required; Revocability of Proxies," "The Merger and the Merger Agreement" and "Certain Relationships and Related Transactions."

Item 12.  Present Intention and Recommendation of Certain Persons with
Regard to the Transaction.

          (a) and (b)              "Special Factors -- Recommendation of
                                   the Board; Reasons for the Merger,
                                   Findings of Fairness," "-- Interests of
                                   Certain Persons in the Merger" and "The
                                   Special Meeting -- Vote Required;
                                   Revocability of Proxies."

Item 13.  Other Provisions of the Transaction.

          (a)                      "Appraisal Rights."

          (b) and (c)              Not applicable.

Item 14.  Financial Information.

          (a)                      "Incorporation of Documents By
                                   Reference," "Selected Historical
                                   Consolidated Financial Data," "Book
                                   Value Per Share" and "Ratio of Earnings
                                   to Fixed Charges."

          (b)                      "Unaudited Pro Forma Consolidated
                                   Financial Data," "Pro Forma
                                   Capitalization," "Book Value Per Share"
                                   and "Ratio of Earnings to Fixed
                                   Charges."

Item 15.  Persons and Assets Employed, Retained or Utilized.

          (a)                      Not applicable.

          (b)                      Not applicable.

Item 16.  Additional Information.

The information set forth in the Proxy Statement and all annexes thereto is incorporated herein by reference in its entirety.

Item 17.  Material to be Filed as Exhibits Separately Included Herewith.



                               SCHEDULE 13E-3

ITEM 1.  ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

      (a) The issuer of the class of equity securities which is the subject of this Statement is Armatron International, Inc., whose principal executive office is located at 2 Main Street, Melrose, MA 02176.

      (b) The title of the equity securities which are the subject of the Rule 13e-3 transaction is common stock, par value $1.00 per share, and approximately 2,459,749 shares of such Common Stock were outstanding as of March 31, 1999. Armatron had approximately 1077 stockholders of record as of March 31, 1999. The information set forth in the Section "Market Prices of Common Stock" and "The Special Meeting -- Record Date and Voting" of the
Proxy Statement is incorporated herein by reference.

      (c) and (d). The information set forth in the Section "Market Prices of Common Stock" of the Proxy Statement is incorporated herein by reference.

      (e)  Not applicable.

      (f) Not applicable. Neither MergerCo nor Armatron nor any affiliate thereof have purchased any shares of Common Stock since the commencement of Armatron's second full fiscal year preceding the date hereof.

ITEM 2.  IDENTITY AND BACKGROUND.

      (a)-(d) and (g).  This Statement is being filed jointly by (i)
Armatron International, Inc., the issuer of the class of equity securities which is the subject of this Rule 13e-3 transaction, and (ii) MergerCo.
The information set forth in the Sections "Available Information,"
"Management of the Company and MergerCo" and "MergerCo" of the Proxy
Statement is incorporated herein by reference.

      (e) and (f) Not applicable. None of the persons or entities with respect to whom information is required by this item was, during the last five years, convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities, subject to, federal or state securities laws or finding of any violation of such laws.

ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

      (a)  The information set forth in the Sections "Special Factors --
Background of the Merger" and "-- Interests of Certain Persons in the Merger" of the Proxy Statement is incorporated herein by reference.

      (b)  Not applicable.

ITEM 4.  TERMS OF THE TRANSACTION.

      (a) and (b)  The information set forth in the Sections "Special
Factors -- Background of the Merger," "-- Interests of Certain Persons in the Merger," "The Merger and the Merger Agreement" and "Merger Financings" of the Proxy Statement is incorporated herein by reference.

ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

      (a) and (b)  Not applicable.

      (c) The information set forth in the Section "Management of the Company and MergerCo" of the Proxy Statement is incorporated herein by reference.

      (d)  The information set forth in the Sections "Unaudited Pro Forma
Consolidated Financial Data," "Pro Forma Capitalization," "Book Value Per
Share," "Security Ownership of Certain Beneficial Owners and Management --
Post Merger Beneficial Ownership" and "Merger Financings" of the Proxy
Statement is incorporated herein by reference.

      (e)  Not applicable.

      (f) and (g)  The information set forth in the Section "Special
Factors -- Certain Effects of the Merger" of the Proxy Statement is incorporated herein by reference.

ITEM 6.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATIONS.

      (a) The information set forth in the Section "Merger Financings" of the Proxy Statement is incorporated herein by reference.

      (b) The information set forth in the Section "Fees and Expenses" of the Proxy Statement is incorporated herein by reference.

      (c)  Not applicable.

      (d)  Not applicable.

ITEM 7.  PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

      (a) and (c)  The information set forth in Sections "Summary --
Special Factors," "Special Factors -- Background of the Merger," "--
Recommendation of the Board; Reasons for the Merger; Findings of Fairness" and "-- Opinion of Financial Adviser" of the Proxy Statement is incorporated herein by reference.

      (b)  The information set forth in Sections "Summary -- Special
Factors" and "Special Factors -- Background of the Merger" of the Proxy
Statement is incorporated herein by reference.

      (d)  The information set forth in Sections "Special Factors --
Certain Effects of the Merger," "-- Material Federal Income Tax
Consequences," "-- Interests of Certain Persons in the Merger" and
"Unaudited Pro Forma Consolidated Financial Data" of the Proxy
Statement is incorporated herein by reference.

ITEM 8.  FAIRNESS OF THE TRANSACTION.

      (a), (b), (d) and (e)  The information set forth in Sections "Special
Factors -- Background of the Merger, " "-- Recommendation of the Board;
Reasons for the Merger; Findings of Fairness" and "-- Opinion of Financial
Adviser" of the Proxy Statement is incorporated herein by reference.

      (c)  The information set forth in the Sections "Special Factors --
Interests of Certain Persons in the Merger" and "The Special Meeting --
Vote Required; Revocability of Proxies" of the Proxy Statement is incorporated herein by reference.

      (f)  Not applicable, no such offer has been received.

ITEM 9.  REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

      (a) and (b)  The information set forth in the Sections "Special
Factors -- Background of the Merger," "-- Opinion of Financial Adviser" and
"Appendix B -- Opinion of Gordon Associates Inc." of the Proxy Statement is incorporated herein by reference.

      (c) The Opinion of Gordon Associates Inc., dated April 21, 1999, is included in the information to be circulated to stockholders and shall also be made available for inspection and copying at the principal executive offices of the Company during its regular business hours by any interested stockholder of the Company or his or its representative who has been designated in writing. At the written request of such stockholder, a copy of such opinion will be sent, at the stockholder's expense, to such stockholder or his or its representative.

ITEM 10.  INTEREST IN SECURITIES OF THE ISSUER.

      (a) The information set forth in the Section "Security Ownership of Certain Beneficial Owners and Management" of the Proxy Statement is incorporated herein by reference.

      (b)  The information set forth in the Section "Special Factors --
Interests of Certain Persons in the Merger" of the Proxy Statement is incorporated herein by reference.

ITEM 11.  CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE
          ISSUER'S SECURITIES.

      The information set forth in the Sections "Special Factors --
Interests of Certain Persons in the Merger," "The Special Meeting -- Vote
Required; Revocability of Proxies," "The Merger and the Merger Agreement" and "Certain Relationships and Related Transactions" of the Proxy Statement is incorporated herein by reference.

ITEM 12.  PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH
          REGARD TO THE TRANSACTION.

(a) and (b)  The information set forth in the Sections "Special Factors --
Recommendation of the Board; Reasons for the Merger; Findings of Fairness,"
"-- Interests of Certain Persons in the Merger" and "The Special Meeting --
Vote Required; Revocability of Proxies" of the Proxy Statement is incorporated herein by reference.

ITEM 13.  OTHER PROVISIONS OF THE TRANSACTION.

      (a) The information set forth in the Section "Appraisal Rights" of the Proxy Statement is incorporated herein by reference.

      (b) and (c)  Not applicable.

ITEM 14.  FINANCIAL INFORMATION.

      (a) The information set forth in the Sections "Incorporation of Documents by Reference," "Selected Historical Consolidated Financial Data,"
"Book Value Per Share" and "Ratio of Earnings to Fixed Charges" of the
Proxy Statement is incorporated herein by reference.

      (b)  The information set forth in the Sections "Unaudited Pro Forma
Consolidated Financial Data," "Pro Forma Capitalization," "Book Value Per
Share" and "Ratio of Earnings to Fixed Charges" of the Proxy Statement is incorporated herein by reference.

ITEM 15.  PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

      (a)  Not applicable.

      (b)  Not applicable.

ITEM 16.  ADDITIONAL INFORMATION.

      The information set forth in the Proxy Statement and all annexes thereto is incorporated herein by reference in its entirety.

ITEM 17.  MATERIAL TO BE FILED AS EXHIBITS.

Exhibit Description

      (b)(1)  Fairness Opinion of Gordon Associates Inc. dated April 21,
1999 is attached as Appendix B to Proxy Statement (Exhibit (d)).

      (c)(1) Agreement and Plan of Merger dated as of ___________________, 1999 by and between Armatron and MergerCo is attached as Appendix A to Proxy Statement (Exhibit (d)).

      (d)  Proxy Statement.

      (e)  Sections 85 through 98 of the Massachusetts Business Corporation
Law relating to appraisal rights is attached as Appendix C to Proxy
Statement (Exhibit (d)).


                                  SIGNATURE

      After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct as of April 22, 1999.


                                       ARMATRON INTERNATIONAL, INC.



                                       By: /s/ Charles J. Housman
                                           --------------------------------
                                               Charles J. Housman
                                               Chairman of the Board
                                               President and Chief
                                               Executive Officer


                                       ARMATRON MERGER CORPORATION



                                       By: /s/ Charles J. Housman
                                           --------------------------------
                                               Charles J. Housman
                                               President


                                SCHEDULE 14A
                               (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                  Proxy Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]  Preliminary Proxy Statement       [ ]  Confidential, for Use of the
                                            Commission Only (as permitted
                                            by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        Armatron International, Inc.
              ------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required.
[x]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)   Title of each class of securities to which transaction applies:
           Common Stock, $1.00 par value
           -----------------------------------------------------------------

      2)   Aggregate number of securities to which transaction applies:
           2,459,749
           -----------------------------------------------------------------

      3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           The filing fee was calculated based on $.27, the cash payment to be made to the stockholders in connection with the merger.
           -----------------------------------------------------------------

      4)   Proposed maximum aggregate value of transaction:
           $664,132.23
           -----------------------------------------------------------------

      5)  Total fee paid:
          $132.83
           -----------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[x]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


1)   Amount previously paid:
     $132.83
     --------------------------------------------

2)   Form, Schedule or Registration Statement No:
     Schedule 13e-3
     --------------------------------------------

3)   Filing Party:
     Armatron International, Inc.
     --------------------------------------------

4)   Date Filed:
     April 22, 1999
     --------------------------------------------


                        ARMATRON INTERNATIONAL, INC.
                                2 Main Street
                        Melrose, Massachusetts 02176

                                             _____________, 1999

Dear Stockholders:

      You are cordially invited to attend a special meeting in lieu of annual meeting (the "Special Meeting") of the stockholders of Armatron
International, Inc. (the "Company" or "Armatron"), a Massachusetts corporation, to be held on ____________, 1999 at 9:00 a.m., Eastern
Standard Time, at the Company's principal executive offices at 2 Main
Street, Melrose, Massachusetts 02176.

      As described in the enclosed Proxy Statement (the "Proxy Statement"), at the Special Meeting you will be asked to approve and adopt an Agreement
and Plan of Merger dated as of             , 1999 (the "Merger Agreement")
between Armatron and Armatron Merger Corporation, a Massachusetts
corporation ("MergerCo"), and the Merger (as defined below) contemplated thereby as well as vote to elect a Director of the Company and ratify the selection of the Company's independent auditors.

      The Merger Agreement provides, among other things, for the merger of MergerCo into the Company (the "Merger") with the Company continuing as the surviving corporation (the "Surviving Corporation"). In the Merger, (i) each outstanding share of common stock, par value $1.00 per share of the Company, (the "Common Stock") will be converted into the right to receive
$.27 in cash (except that any shares held by MergerCo or held in the Company's treasury will be canceled and any stockholder who properly dissents from the Merger will be entitled to appraisal rights under Massachusetts law); (ii) each outstanding share of common stock, $.01 par value per share, (or fraction thereof) of MergerCo (the "MergerCo Common
Stock") will be converted into one share of common stock, $.01 par value per share, (or fraction thereof) of the Surviving Corporation; and (iii) each outstanding share of Series A Preferred Stock, $100 par value per share, of the Company will be converted into one share of Series A
Preferred Stock, $.01 par value per share, of the Surviving Corporation.

      Immediately prior to the Merger, Charles J. Housman, Chairman of the
Board, President and Chief Executive Officer and Edward L. Housman, a
Director and President of Automatic Radio International Corp., a wholly owned subsidiary of the Company, together with all members of their families or affiliates and the families or affiliates of the late Herbert
E. Housman and the late Frank M. Housman, the deceased brothers of Charles
J. Housman and Edward L. Housman, who are stockholders of the Company will contribute 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock will be converted into common stock of the Surviving Corporation as described above.

      As a result of the Merger and these related transactions, immediately following the Merger, it is currently expected that (x) Charles J. Housman and Edward L. Housman together with their families and affiliates and the families or affiliates of the late Herbert E. Housman and the late Frank M.
Housman will own 100.0% of the outstanding common stock of the Surviving
Corporation and (y) the Housman Realty Trust will own 100.0% of the outstanding Series A Preferred Stock of the Surviving Corporation.

      The Company's Common Stock does not meet the listing requirements of the National Exchanges or the Nasdaq National Market and is currently traded on the Over the Counter Bulletin Board under the symbol, "ATRN."
Following the Merger, the Company will not list the common stock of the Surviving Corporation on any national securities exchange or automated quotation system and will delist the Company's Common Stock. If the Merger is effected, it is anticipated that the Company will have fewer than 300 stockholders, and accordingly, will cease to file reports with the Securities and Exchange Commission, as more fully described in the enclosed
Proxy Statement.

      At a meeting on April 21, 1999, the Board of Directors of the Company
(the "Board") unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger. The Board has determined that the Merger is fair to and in the best interests of the stockholders of the Company. The approval and determination of the Board were based on a number of factors described in the Proxy Statement, including the written opinion dated as of April 21, 1999 of Gordon
Associates Inc., the financial adviser engaged by the Board, to the effect that, based upon and subject to certain factors and assumptions stated therein, as of such date, the proposed consideration to be received in the Merger by the stockholders (other than MergerCo and the Company with respect to treasury stock which shares will be cancelled) is fair from a financial point of view to such stockholders. The full text of the written opinion of Gordon Associates Inc., which sets forth a description of the assumptions made, factors considered, and limitations on the review undertaken is attached as Appendix B to the enclosed Proxy Statement and the stockholders are urged to read such opinion carefully in its entirety.

      Approval and adoption of the Merger Agreement and the Merger require the affirmative vote of the holders of two-thirds of the shares of Common
Stock and Series A Preferred Stock, voting together as a single class, outstanding on [June 1, 1999]. Approval of the other proposals will require the vote set forth in the Section of the Proxy Statement entitled
"The Special Meeting -- Vote Required; Revocability of Proxies."

      Charles J. Housman, Edward L. Housman and Housman Realty Trust, together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman, who are stockholders of the Company own approximately 88% of the outstanding shares entitled to vote. The Company has been advised that they will vote all of their shares for the approval of and adoption of the Merger Agreement and the transactions contemplated thereby therefore, the Merger is assured without the vote of any other stockholders of the Company and does not require the approval of two-thirds of holders who are not affiliates of the Company.

      You are urged to read the accompanying Proxy Statement, which describes the terms of the Merger Agreement and the Merger as well as the other proposals to be voted upon. A copy of the Merger Agreement is included as Appendix A to the enclosed Proxy Statement.

      We invite all stockholders to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, you are requested to complete, date, sign and return the proxy card in the enclosed postage-paid envelope.
Failure to return a properly executed proxy card or vote at the Special
Meeting will have the same effect as a vote against approval of the Merger
Agreement, the Merger and the other proposals listed on the proxy card.
Executed proxies with no instructions indicated thereon will be voted for approval and adoption of the Merger Agreement and the Merger, for the election of the nominated director and for the ratification of the selection of independent auditors by the Board. If you attend the Special
Meeting, you may vote in person even though you have sent in your proxy.

                                   Sincerely,


                                   Charles J. Housman, Chairman of the
                                   Board, President and Chief Executive
                                   Officer


                        ARMATRON INTERNATIONAL, INC.
                                2 Main Street
                        Melrose, Massachusetts 02176

     NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
                       To be held on __________, 1999


      NOTICE IS HEREBY GIVEN that a special meeting in lieu of annual meeting of the stockholders (including any adjournments or postponements thereof, the "Special Meeting") of Armatron International, Inc. ("Armatron" or the "Company") will be held on ___________, 1999 at 9:00 a.m., Eastern
Standard Time, at the Company's principal executive offices at 2 Main
Street, Melrose, Massachusetts, for the following purposes, all of which are more fully described in the accompanying Proxy Statement (the "Proxy
Statement"):

      1. To elect one nominee as director, to serve for a three-year term as a Class A Director;

      2. To ratify the selection, by the Board of Directors, of independent auditors for the fiscal year ending September 30, 1999;

      3. To consider and vote upon the proposal to approve and adopt an Agreement and Plan of Merger dated as of _______, 1999 (the
          "Merger Agreement") between Armatron and Armatron Merger
          Corporation, a Massachusetts corporation ("MergerCo"), and the Merger (as defined below) contemplated thereby; and

      4. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on [June 1, 1999] (the "Record Date") as the record date for the determination of stockholders entitled to notice of and vote at the Special Meeting. Only holders of Common Stock and Series A Preferred Stock of record at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting. Approval and adoption of the Merger Agreement and the Merger require the vote of the holders of two-thirds of the shares of Common Stock and Series A Preferred Stock, voting together as a single class, outstanding on [June 1, 1999]. Approval of the other proposals set forth above will require the vote set forth in the Section of the Proxy
Statement entitled "Special Meeting -- Vote Required; Revocability of
Proxies."

      The Merger Agreement provides, among other things, for the merger of MergerCo into the Company (the "Merger") with the Company continuing as the surviving corporation (the "Surviving Corporation"). In the Merger, (i) each outstanding share of common stock, par value $1.00 per share, of the Company (the "Common Stock") will be converted into the right to receive
$.27 in cash (except that any shares held by MergerCo or in the Company's treasury will be canceled and any stockholder who properly dissents from the Merger will be entitled to appraisal rights under Massachusetts law);
(ii) each outstanding share of common stock, $.01 par value per share, (or fraction thereof) of MergerCo (the "MergerCo Common Stock") will be converted into one share of common stock, $.01 par value per share, (or fraction thereof) of the Surviving Corporation; and (iii) each outstanding share of Series A Preferred Stock, $100 par value per share, of the Company will be converted into one share of Series A Preferred Stock, $.01 par value per share, of the Surviving Corporation.

      Immediately prior to the Merger, Charles J. Housman, Chairman of the
Board, President and Chief Executive Officer and Edward L. Housman, a
Director and President of Automatic Radio International Corp., a wholly owned subsidiary of the Company, together with all members of their families or affiliates and the families or affiliates of the late Herbert
E. Housman and the late Frank M. Housman, who are stockholders of the Company will contribute 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock will be converted into common stock of the Surviving Corporation as described above.

      As a result of the Merger and these related transactions, immediately following the Merger, it is currently expected that (x) Charles J. Housman and Edward L. Housman together with their families and affiliates and the families or affiliates of the late Herbert E. Housman and the late Frank M.
Housman will own 100.0% of the outstanding common stock of the Surviving
Corporation and (y) the Housman Realty Trust will own 100.0% of the outstanding Series A Preferred Stock of the Surviving Corporation.

      The Company's Common Stock does not meet the listing requirements of the National Exchanges or the Nasdaq National Market and is currently traded on the Over the Counter Bulletin Board under the symbol, "ATRN."
Following the Merger, the Company will not list the common stock of the Surviving Corporation on any national securities exchange or automated quotation system and will delist the Company's Common Stock. If the Merger is effected, it is anticipated that the Company will have fewer than 300 stockholders, and accordingly, will cease to file reports with the Securities and Exchange Commission, as more fully described in the accompanying Proxy Statement.

      Charles J. Housman, Edward L. Housman and Housman Realty Trust, together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman, who are stockholders of the Company own approximately 88% of the outstanding shares entitled to vote. The Company has been advised that they will vote all of their shares for the approval of and adoption of the Merger Agreement and the transactions contemplated thereby therefore, the Merger is assured without the vote of any other stockholders of the Company and does not require the approval of two-thirds of holders who are not affiliates of the Company.

      The accompanying Proxy Statement describes the Merger Agreement, the
Merger and the other actions to be voted upon.  A copy of the Merger
Agreement is included in Appendix A to the Proxy Statement. To ensure that your vote will be counted, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope, whether or not you plan to attend the Special Meeting. Executed proxies with no instructions indicated thereon will be voted for approval and adoption of the Merger Agreement, the Merger and the other proposals listed on the proxy card. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it is voted at the Special Meeting.

      In accordance with Section 87, Chapter 156B of the General Laws of
Massachusetts, holders of Common Stock are advised as follows with respect to the proposal to approve the Merger Agreement and the Merger:

      If the action proposed in item 3 is approved by the stockholders at the meeting and effected by the Company, any stockholder (a) who, before the taking of the vote on the approval of such action, files with the Company written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (b) whose shares are not voted in favor of such action has or may have the right to demand in writing from the Company or MergerCo, within twenty days after the date of mailing to the stockholder of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. The Company and any such stockholder shall in such case have the rights and duties and shall follow the procedure set forth in Sections 88 to 98, inclusive, of Chapter 156B of the General Laws of Massachusetts.

      Reference is made to "Appraisal Rights" in the Proxy Statement and to Sections 85 through 98 of Chapter 156B of the General Laws of
Massachusetts, copies of which are attached to the Proxy Statement as Appendix C.

      The Annual Report for the fiscal year ended September 30, 1998 has been enclosed with the accompanying Proxy Statement, but is not a part thereof.

                                       By Order of the Board of Directors


Melrose, Massachusetts                 Malcolm D. Finks
___________, 1999                      Clerk


THE BOARD OF DIRECTORS URGES YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD
AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL
MEETING IN PERSON.  YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS
EXERCISE IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.  ANY
STOCKHOLDER PRESENT AT THE SPECIAL MEETING, INCLUDING ANY ADJOURNMENT OR
POSTPONEMENT THEREOF, MAY REVOKE SUCH HOLDER'S PROXY AND VOTE PERSONALLY ON
THE MATTERS SET FORTH ON THE PROXY CARD.


                               PROXY STATEMENT

          SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON __________, 1999


      This Proxy Statement (the "Proxy Statement") is being furnished to the holders of common stock, par value $1.00 per share (the "Common
Stock"), and Series A Preferred Stock, par value $100 per share (the
"Preferred Stock"), of Armatron International, Inc. (the "Company" or
"Armatron"), a Massachusetts corporation, in connection with the solicitation of proxies by the Board of Directors of the Company (the
"Board of Directors" or the "Board") for use at the special meeting in lieu of annual meeting of stockholders to be held on _________, 1999 at 9:00 a.m., Eastern Standard Time, at the Company's principal executive offices at 2 Main Street, Melrose, MA 02176 and at any adjournments or postponements thereof (the "Special Meeting"). The Board of Directors has fixed the close of business on [June 1, 1999] as the record date (the
"Record Date") for the Special Meeting with respect to this solicitation.

      Only stockholders of record at the close of business on the Record
Date fixed by the Board of Directors for determining stockholders who are entitled to notice of and to vote at the Special Meeting, will be entitled to vote at the Special Meeting. As of the Record Date, there were outstanding and entitled to vote 2,459,749 shares of Common Stock
(exclusive of 146,732 treasury shares) and 6,667 shares of Preferred Stock.
The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock entitled to vote, is necessary to constitute a quorum at the Special Meeting. Each stockholder will have one vote for each share of Common Stock and 1,000 votes for each share of Preferred Stock held at the close of business on the Record Date.

      Stockholders are urged to read and consider carefully the information contained in this Proxy Statement and to consult with their personal legal, financial and tax advisers.

      This Proxy Statement, the accompanying Notice of Special Meeting and the accompanying proxy card are first being mailed to stockholders on or about ________, 1999. The Company's Annual Report to Stockholders for the fiscal year ended September 30, 1998, while not incorporated as part of this Proxy Statement, is also included in this mailing.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, THEREFORE, WHETHER
OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN
AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

      THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION.  THE
SECURITIES AND EXCHANGE COMMISSION HAS NOT PASSED UPON THE FAIRNESS OR
MERITS OF THIS TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE
INFORMATION CONTAINED IN THIS PROXY STATEMENT.  ANY REPRESENTATION TO THE
CONTRARY IS UNLAWFUL.

      NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROXY STATEMENT AND, IF GIVEN OR
MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS
HAVING BEEN AUTHORIZED BY THE COMPANY OR MERGERCO.  THE DELIVERY OF THIS
PROXY STATEMENT SHALL NOT IMPLY THAT THERE HAS BEEN NO CHANGE IN THE
INFORMATION SET FORTH HEREIN OR IN THE AFFAIRS OF THE COMPANY SINCE THE
DATE HEREOF.

      The date of this Proxy Statement is ___________, 1999.


                              TABLE OF CONTENTS
                              -----------------

I.      AVAILABLE INFORMATION

II.     ADDITIONAL INFORMATION

III.    INCORPORATION OF DOCUMENTS BY REFERENCE

IV.     SUMMARY

        A.    SPECIAL FACTORS
              1.    Background of the Merger
                    a.    Purpose and Structure of the Merger
                    b.    Certain Effects of the Merger
              2.    Recommendation of the Board; Reasons for the Merger
              3.    Opinion of Financial Adviser
              4.    Material Federal Income Tax Consequences
              5.    Interests of Certain Persons in the Merger
              6.    The Company
        B.    SPECIAL MEETING
              1.    Time and Place; Matters to be Considered at the Special
                    Meeting
              2.    Record Date and Voting
              3.    Vote Required; Revocability of Proxies
              4.    Solicitation of Proxies
              5.    Security Ownership of Certain Beneficial Owners and
                    Management
        C.    THE MERGER
              1.    General
              2.    Effective Time of the Merger
              3.    Effect of the Merger
              4.    Conditions to the Merger
              5.    Merger Financings
              6.    Termination
              7.    MergerCo
              8.    Appraisal Rights
              9.    Market Prices of Common Stock

V.      SPECIAL FACTORS

        A.    BACKGROUND OF THE MERGER
        B.    CERTAIN EFFECTS OF THE MERGER
        C.    RECOMMENDATION OF THE BOARD; REASONS FOR THE MERGER;
              FINDINGS OF FAIRNESS
        D.    CONDUCT OF THE COMPANY'S BUSINESS AFTER THE MERGER
        E.    OPINION OF FINANCIAL ADVISER
        F.    MATERIAL FEDERAL INCOME TAX CONSEQUENCES
              1.    Federal Income Tax Consequences to Stockholders
              2.    Characterization of the Merger for Federal Income Tax
                    Purposes
        G.    INTERESTS OF CERTAIN PERSONS IN THE MERGER

VI.     SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

VII.    UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

VIII.   PRO FORMA CAPITALIZATION

IX.     BOOK VALUE PER SHARE

X.      RATIO OF EARNINGS TO FIXED CHARGES

XI.     MARKET PRICES OF COMMON STOCK

XII.    THE SPECIAL MEETING

        A.    MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING
              1.    Election of Directors
              2.    Ratification of Independent Auditors
              3.    Approval of Merger and Merger Agreement
        B.    RECORD DATE AND VOTING
        C.    VOTE REQUIRED; REVOCABILITY OF PROXIES
        D.    SOLICITATION OF PROXIES
        E.    INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

XIII.   THE MERGER AND THE MERGER AGREEMENT

        A.    MERGER CONSIDERATION
        B.    EFFECTIVE TIME OF THE MERGER
        C.    CONVERSION OF SHARES
        D.    ACCOUNTING TREATMENT
        E.    REPRESENTATIONS AND WARRANTIES
        F.    CONDUCT OF BUSINESS PENDING THE MERGER
        G.    COOPERATION AND BEST EFFORTS; CONDUCT OF BUSINESS AFTER THE
              MERGER
        H.    INDEMNIFICATION
        I.    CONDITIONS TO THE MERGER
        J.    TERMINATION
        K.    AMENDMENT; WAIVER

XIV.    DESCRIPTION OF CAPITAL STOCK

        A.    ARMATRON CAPITAL STOCK
              1.    Common Stock
              2.    Series A Convertible Preferred Stock
        B.    CAPITAL STOCK OF SURVIVING CORPORATION
              1.    Common Stock
              2.    Series A Convertible Preferred Stock

XV.     REGULATORY APPROVALS

XVI.    MANAGEMENT OF THE COMPANY AND MERGERCO

XVII.   EXECUTIVE COMPENSATION

        A.    SUMMARY COMPENSATION TABLE
        B.    STOCK OPTIONS AND RELATED SARS
        C.    BENEFIT PLANS
        D.    COMPENSATION COMMITTEE, INTERLOCKS AND RELATED PARTICIPATION

XVIII.  REPORT ON EXECUTIVE COMPENSATION

XIX.    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

XX.     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

XXI.    COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN FOR THE
        YEAR ENDED SEPTEMBER 30, 1998

XXII.   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        A.    PRE-MERGER BENEFICIAL OWNERSHIP
        B.    POST-MERGER BENEFICIAL OWNERSHIP

XXIII.  FEES AND EXPENSES

XXIV.   MERGER FINANCINGS

        A.    SOURCE AND AMOUNT OF FUNDS
        B.    SALE OF MERGERCO COMMON STOCK

XXV.    MERGERCO

XXVI.   APPRAISAL RIGHTS

XXVII.  OTHER INFORMATION AND STOCKHOLDER PROPOSALS

XXVIII. EXPERTS

Appendix A - -   Agreement and Plan of Merger
Appendix B - -   Opinion of Gordon Associates Inc.
Appendix C - -   Sections 85-98 of Chapter 156B of the General Laws of
                 Massachusetts


                            AVAILABLE INFORMATION

      The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, files, reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission").
Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549, and at the
Regional Office of the Commission: Northeast Regional Office, 7 World Trade
Center, Suite 1300, New York, New York 10048. Copies of such reports and other information may be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, DC 20549, on payment of prescribed charges. In addition, such reports, proxy statements and other information may be electronically accessed at the Commission's site on the World Wide Web located at http;//www.sec.gov. Such reports, proxy statements and other information concerning the Company may also be inspected at the Company's principal executive offices at 2 Main Street, Melrose, MA.

                           ADDITIONAL INFORMATION

      This Proxy Statement includes information to be disclosed pursuant to Rule 13e-3 under the Exchange Act, which governs so-called "going private" transactions by certain issuers or their affiliates. The Company and MergerCo are filing a Rule 13e-3 Transaction Statement (the "Schedule 13E-
3") to furnish information with respect to the transactions described herein. This Proxy Statement does not contain all the information set forth in the Schedule 13E-3, parts of which are omitted in accordance with the regulations of the Commission. The Schedule 13E-3, and any amendments and exhibits thereto, including exhibits filed as a part thereof, will be available for inspection at the offices of the Commission as set forth above, as well as at the offices of the Company at: 2 Main Street, Melrose, MA 02176. A copy of the Schedule 13E-3, and any amendments and exhibits thereto, will be transmitted to any stockholder of the Company upon written request at the expense of such stockholder.

                   INCORPORATION OF DOCUMENTS BY REFERENCE

      The following documents previously filed with the Commission pursuant to the Exchange Act by the Company (File No. 1-4433) are hereby incorporated by reference in this Proxy Statement.

      (a) Annual Report on Form 10-K, as amended, for the fiscal year ended September 30, 1998.

      (b)  Current Report on Form 8-K filed on April 22, 1999.

      (c)  Quarterly Report on Form 10-Q for the quarterly period ended
           December 31, 1998.

      The Company's Annual Report on Form 10-K, as amended, for the fiscal year ended September 30, 1998 and Quarterly Report on Form 10-Q for the quarterly period ended December 31, 1998 are being mailed to each stockholder together with this Proxy Statement. Additional copies of the Company's Annual Report on Form 10-K, as amended for the fiscal year ended
September 30, 1998 as filed with the Commission may be obtained free of charge by writing to the President of the Company at its principal executive offices.

      All documents and reports filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the date on which the Special
Meeting is held shall be deemed to be incorporated by reference herein and to be a part hereof from the respective dates of filing of such document or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein, or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

      THIS PROXY STATEMENT INCORPORATES DOCUMENTS BY REFERENCE RELATING TO
THE COMPANY WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH.  THESE
DOCUMENTS (OTHER THAN EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE
SPECIFICALLY INCORPORATED BY REFERENCE) ARE AVAILABLE TO ANY PERSON,
INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED,
UPON WRITTEN OR ORAL REQUEST, WITHOUT CHARGE FROM THE COMPANY AT ITS
PRINCIPAL EXECUTIVE OFFICES AT 2 MAIN STREET, MELROSE, MASSACHUSETTS,
ATTENTION: PRESIDENT, TELEPHONE NUMBER (781) 321-2300, EXTENSION 311.  UPON
REQUEST, THESE DOCUMENTS WILL BE SENT BY FIRST CLASS MAIL WITHIN ONE
BUSINESS DAY UPON RECEIPT OF REQUEST.

                                   SUMMARY

      The following is a summary of material information contained elsewhere in this Proxy Statement. This summary is not intended to be a complete description and is qualified in its entirety by reference to the more detailed information contained in this Proxy Statement or in the documents attached as Appendices hereto. Each stockholder is urged to give careful consideration to all the information contained in this Proxy
Statement and the Appendices before voting.

                               SPECIAL FACTORS

Background of the Merger
------------------------

      For a description of the events leading to the approval and adoption of the Agreement and Plan of Merger dated as of _____ __, 1999 (the "Merger
Agreement") between Armatron and Armatron Merger Corporation, a
Massachusetts corporation ("MergerCo"), and the Merger (as defined below) by the Board of Directors, see "Special Factors -- Background of the Merger."

                     Purpose and Structure of the Merger

      The purpose of the Merger (as defined below) and the related transactions is to reduce the number of stockholders of the Company to less than 300 to enable the Company to cease to be subject to the reporting requirements of the Exchange Act in order for the Company to reduce its expenses. Savings will result from decreased legal, accounting and printing costs.

      The Board considered other means of achieving this result such as a tender offer, open market purchase plan and reverse stock split, but rejected these alternatives as either more costly or unlikely to achieve the desired result.

      The Merger Agreement provides, among other things, for the merger of MergerCo into the Company (the "Merger") with the Company continuing as the surviving corporation (the "Surviving Corporation"). In the Merger, (i) each outstanding share of Common Stock of the Company will be converted into the right to receive $.27 in cash (the "Merger Consideration") (except that any shares held by MergerCo or in the Company's treasury will be canceled and any stockholder who properly dissents from the Merger will be entitled to appraisal rights under Massachusetts law ); (ii) each outstanding share of common stock, $.01 par value per share, (or fraction thereof) of MergerCo (the "MergerCo Common Stock") will be converted into one share of common stock, $.01 par value per share, (or fraction thereof) of the Surviving Corporation; and (iii) each outstanding share of Preferred
Stock of the Company will be converted into one share of Series A Preferred
Stock, $.01 par value per share, of the Surviving Corporation.  See "The
Merger and the Merger Agreement."

                        Certain Effects of the Merger

      On April 20, 1999, stockholders (other than the directors and executive officers of the Company and their affiliates) owned 1,075,472 shares of Common Stock, which represent approximately 12% of the outstanding Common Stock and Preferred Stock (on an as converted basis) of the Company. Immediately prior to the Merger, Charles J. Housman, Chairman of the Board, President and Chief Executive Officer and Edward L. Housman, a Director and President of Automatic Radio International Corp., a wholly owned subsidiary of the Company, together with all members of their families or affiliates and the families or affiliates of the late Herbert
E. Housman and the late Frank M. Housman, who are stockholders of the Company will contribute 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock will be converted into common stock of the Surviving Corporation.

      Upon consummation of the Merger and these related transactions, immediately following the Merger, it is currently expected that (x) Charles
J. Housman and Edward L. Housman together with their families and affiliates and the families or affiliates of the late Herbert E. Housman and the late Frank M. Housman will own 100.0% of the outstanding common stock of the Surviving Corporation and (y) the Housman Realty Trust will own 100.0% of the outstanding Series A Preferred Stock of the Surviving
Corporation.

      The Company's Common Stock does not meet the listing requirements of the National Exchanges or the Nasdaq National Market and is currently traded on the Over the Counter Bulletin Board under the symbol, "ATRN."
Following the Merger, the Company will not list the common stock of the Surviving Corporation on any national securities exchange or automated quotation system and will delist the Company's Common Stock. If the Merger is effected, it is anticipated that the Company will have fewer than 300 stockholders, and accordingly, will terminate its registration under the Exchange Act and thereafter cease to file reports with the Commission.

Recommendation of Board; Reasons for the Merger
-----------------------------------------------

      At a meeting on April 21, 1999, the Board unanimously approved the Merger Agreement and the transactions contemplated thereby, including the Merger. The Board has determined that the Merger Agreement is fair to and in the best interests of the stockholders and recommends that the stockholders vote FOR the approval and adoption of the Merger Agreement and the Merger.

      For a discussion of the factors considered by the Board in reaching its recommendation and determination, see "Special Factors -- Background of the Merger" and "-- Recommendation of the Board; Reasons for the Merger;
Findings of Fairness."

Opinion of Financial Adviser
----------------------------

      On April 21, 1999, Gordon Associates Inc. ("Gordon Associates"), financial adviser to the Board, delivered its oral opinion to the Board, which was confirmed by its written opinion to the Board, dated as of April
21, 1999, to the effect that, based upon and subject to certain factors and assumptions stated therein, as of such date, the Merger Consideration to be received in the Merger by the stockholders (other than MergerCo and the Company with respect to treasury stock which shares will be cancelled) is fair from a financial point of view to such stockholders. The full text of the written opinion of Gordon Associates which sets forth a description of the assumptions made, factors considered and limitations on the review undertaken, is attached hereto as Appendix B. Stockholders are urged to read such opinion carefully in its entirety. See "Special Factors -- Opinion of Financial Adviser."

Material Federal Income Tax Consequences
----------------------------------------

      Cash received by holders of Common Stock in exchange therefor will be treated as received in complete redemption of all of their shares of the Company. The exchange will result in gain or loss to the stockholder in an amount equal to the difference between the amount realized on such exchange and the stockholder's tax basis in the Common Stock redeemed. Such gain or loss generally will be capital gain or loss provided that the Common Stock has been held as a capital asset by such stockholder. However, the tax consequences to each stockholder may vary depending upon each stockholder's particular circumstances and tax position. See "Special Factors --
Material Federal Income Tax Consequences."

      EACH STOCKHOLDER SHOULD CONSULT SUCH STOCKHOLDER'S OWN TAX ADVISER AS
TO THE PARTICULAR TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE MERGER,
INCLUDING THE APPLICABILITY AND EFFECT OF ANY FEDERAL, FOREIGN, STATE,
LOCAL OR OTHER TAX LAWS.

Interests of Certain Persons in the Merger
------------------------------------------

      In considering the recommendation of the Board with respect to the Merger, stockholders should be aware that each member of the Board and certain executive officers of the Company has an interest, described herein, that presents him with a potential conflict of interest in connection with the Merger. The Board currently has three directors:
Charles J. Housman, Edward L. Housman and Malcolm D. Finks.  Both Charles
J. Housman and Edward L. Housman are executive officers of the Company and each own greater than 5% of the shares of the Company. See "Security
Ownership of Certain Beneficial Owners and Management." The law firm of which Malcolm D. Finks is a member, provides legal advice to the Company.
See "Certain Relationships and Related Transactions."

      The Company had a $7,000,000 line of credit with Housman Realty
Trust, a trust of which Malcolm D. Finks is the sole trustee and a beneficiary and of which Charles J. Housman and Edward L. Housman together with certain members of their families or affiliates and the families or affiliates of the late Herbert E. Housman and the late Frank M. Housman are beneficiaries. On April 20, 1999, Housman Realty Trust converted
$2,000,100 of the principal amount of this line of credit into 6,667 shares of Preferred Stock.

      Immediately prior to the Merger, Charles J. Housman, Chairman of the
Board, President and Chief Executive Officer and Edward L. Housman, a
Director and President of Automatic Radio International Corp., a wholly owned subsidiary of the Company, together with all members of their families or affiliates and the families or affiliates of the late Herbert
E. Housman and the late Frank M. Housman, the deceased brothers of Charles
J. Housman and Edward L. Housman, who are stockholders of the Company will contribute 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock will be converted into common stock of the Surviving Corporation.

      Upon consummation of the Merger and these related transactions, immediately following the Merger, it is currently expected that (x) Charles
J. Housman and Edward L. Housman together with their families and affiliates and the families or affiliates of the late Herbert E. Housman and the late Frank M. Housman will own 100.0% of the outstanding common stock of the Surviving Corporation and (y) the Housman Realty Trust will own 100.0% of the outstanding Series A Preferred Stock of the Surviving
Corporation.

      For a list of the names of the persons expected to be directors or executive officers of the Surviving Corporation (together with such persons' biographies), see "Management of the Company and MergerCo."

The Company
-----------

      The Company was organized in 1920 as Automatic Radio. Until 1978, the Company was primarily involved in the design and manufacture of automobile radios. In 1978 the Company began to concentrate its efforts primarily in manufacturing electronic insect killing devices. The Company operates principally in two segments, the Consumer Products segment through its Flowtron Outdoor Products Division and the Industrial Products segment through its Automatic Radio Division.

      The Company's main Division, Flowtron Outdoor Products, manufactures and distributes insect control devices including electronic bugkillers and biomisters, environmental products including mulching leaf-eaters and compost bins, and storage and handling products including plastic yard carts and plastic storage sheds.  All products in this division distributed in fiscal 1998 are in full production.  These products undergo periodic
model changes and product improvements.   See "Selected Historical
Consolidated Financial Data" and "Unaudited Pro Forma Consolidated
Financial Data."

      In 1994 the Company's Automatic Radio Division completed field testing of its ultrasonic collision avoidance/obstacle detection system for automotive applications which is marketed under the trademark "Echovision."
Echovision devices monitor back blind spots and side blind spots to detect objects and alert operators to potential hidden hazards and features, intuitive audible warnings, visual warnings, automatic activation, easy installation on any type vehicle and a continuous system self-test. The advantage of using Echovision devices include: increased driver awareness which is expected to result in fewer accidents, and potentially lower damages and public liability costs and increased driver awareness. The device generally sells in a range of $200 to $300 per system. The Company warrants that the product is delivered defect free. Production of these systems began in the first quarter of 1996.

      The Company's research and development efforts are primarily related to enhancements to its existing product offerings. The Company is engaged in research and development of lawn and garden products, home electronic devices, and automotive and transportation safety and performance products.
It is not possible at this time to assess whether any commercially acceptable products will result from these efforts.

                               SPECIAL MEETING

Time and Place; Matters to be Considered at the Special Meeting
---------------------------------------------------------------

      The Special Meeting will be held at 9:00 a.m., Eastern Standard Time, on _________, 1999 at the Company's principal executive offices at 2 Main
Street, Melrose, Massachusetts. At the Special Meeting, stockholders will consider and vote upon (i) the election of a Class A Director; (ii) the ratification of the selection, by the Board, of the independent auditors for the fiscal year ending September 30, 1999; (iii) the approval and adoption of the Merger Agreement and the Merger; and (iv) such other matters as may properly come before the Special Meeting. See "The Special
Meeting -- Matters To Be Considered at the Special Meeting" and "Other
Information and Stockholder Proposals."

Record Date and Voting
----------------------

      The Record Date for the Special Meeting is the close of business on [June 1, 1999]. At the close of business on the Record Date, there were 2,459,749 shares of Common Stock outstanding and entitled to vote and 6,667 shares of Preferred Stock outstanding and entitled to vote, held by approximately [1,078] stockholders of record. Each holder of Common Stock on the Record Date will be entitled to one vote for each share held of record and each holder of Preferred Stock will be entitled to 1,000 votes for each share held of record. The presence, either in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common
Stock and Preferred Stock entitled to vote is necessary to constitute a quorum at the Special Meeting. Abstentions (including broker non-votes) are included in the calculation of the number of votes represented at a meeting for purposes of determining whether a quorum has been achieved.
See "The Special Meeting -- Record Date and Voting."

Vote Required; Revocability of Proxies
--------------------------------------

      Of the proposals stated in the accompanying Notice of Special Meeting of Stockholders, approval of proposal 1, the election of the Class A
Director, will require the affirmative vote of the holders of a plurality of the shares of Common Stock and Preferred Stock outstanding on the Record
Date and represented at the Special Meeting; approval of proposal 2, the ratification of the independent auditors, will require the affirmative vote of at least a majority of the shares of Common Stock and Preferred Stock outstanding on the Record Date and represented at the Special Meeting voting together as a single class; and approval of proposal 3, the approval and adoption of the Merger Agreement and the Merger, will require the affirmative vote of at least two-thirds of the shares of Common Stock and Preferred Stock outstanding on the Record Date voting together as a single class.

      Charles J. Housman, Edward L. Housman and Housman Realty Trust, together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman, who are stockholders of the Company own approximately 88% of the outstanding shares entitled to vote. The Company has been advised that they will vote all of their shares for the approval of and adoption of the Merger Agreement and the transactions contemplated thereby therefore, the Merger is assured without the vote of any other stockholders of the Company and does not require the approval of two-thirds of holders who are not affiliates of the Company.

      With respect to tabulation of the proxies, abstentions are treated as votes against a proposal and broker non-votes have no effect on the vote except with respect to the adoption and approval of the Merger Agreement and the Merger where broker non-votes will be treated as a vote against such proposal. Proxies that do not contain any instruction to vote for or against a particular matter will be voted in favor of such matter. See
"The Special Meeting -- Vote Required; Revocability of Proxies."

      The presence of a stockholder at the Special Meeting will not automatically revoke such stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by (i) delivering to the Company's Clerk at its principal place of business, a written notice of revocation prior to the Special Meeting; (ii) delivering prior to the Special Meeting a duly executed proxy bearing a later date; or (iii) attending the Special Meeting and voting in person.

Solicitation of Proxies
-----------------------

      The cost of solicitation will be paid by the Company. In addition to solicitation by mail, solicitation of proxies may be made personally or by telephone or FAX machine by the Company's regular employees, and arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to, and to obtain proxies from the beneficial owners of shares held of record by such persons. The
Company will reimburse such parties for reasonable out-of-pocket expenses incurred by them in connection therewith.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

      As of April 21, 1999, the directors and executive officers of the Company beneficially owned, in the aggregate, 408,579 shares of Common
Stock and 6,667 shares of Preferred Stock, representing in the aggregate approximately 77% of the outstanding Common Stock and Preferred Stock (on an as converted basis) of the Company. See "Security Ownership of Certain
Beneficial Owners and Management."

                                 THE MERGER

General
-------

      Upon the consummation of the Merger, MergerCo will be merged with and into the Company and the Company will continue as the Surviving
Corporation. The Surviving Corporation will succeed to all the rights and obligations of the Company and MergerCo.

Effective Time of the Merger
----------------------------

      Pursuant to the Merger Agreement, the "Effective Time" will occur upon filing the Articles of Merger with the Massachusetts Secretary of State.

Effect of the Merger
--------------------

      At the Effective Time, (i) each share of Common Stock outstanding immediately prior to the Effective Time will be converted into the right to receive $.27 in cash except that any shares held by MergerCo or in the Company's treasury will be canceled, and any stockholder that properly dissents from the Merger (a "Dissenting Stockholder") will be entitled to appraisal rights under Sections 85 to 98 of Chapter 156B, the Business
Corporation Law, of the General Laws of Massachusetts (the "MBCL"); (ii) each outstanding share of MergerCo Common Stock (or fraction thereof) will be converted into one share of common stock, $.01 par value per share, (or fraction thereof) of the Surviving Corporation; and (iii) each outstanding share of Preferred Stock of the Company will be converted into one share of Series A Preferred Stock, $.01 par value per share, of the Surviving
Corporation. The Company expects to treat the Merger as a recapitalization for financial reporting purposes. Accordingly, the historical basis of the Company's assets and liabilities will not be affected by the transaction.

Conditions to the Merger
------------------------

      The obligations of the Company and MergerCo to consummate the Merger are subject to various conditions, including the approval and adoption of the Merger Agreement and the Merger by the requisite vote of stockholders and the absence of any injunction or other legal restraint preventing consummation of the Merger.

      In addition, MergerCo's obligations to effect the Merger are subject to, among other things, (i) holders of no more than 10% of the outstanding shares of Common Stock having perfected their appraisal rights in accordance with the requirements of the MBCL; and (ii) there being no material adverse effect on the business, assets, liabilities, condition
(financial or other) or results of operations of the Company since
September 30, 1998. See "The Merger and the Merger Agreement -- Conditions to the Merger" and "Merger Financings."

Merger Financings
-----------------

      The Company expects that approximately $455,000 will be required to
(i) finance the payment of the Merger Consideration and (ii) pay the fees and expenses expected to be incurred in connection with the Merger. It is contemplated that at the Effective Time, the Company expects to have at least $1 million of cash on-hand to use in connection with the Merger. The
Company has such cash on hand because the Housman Realty Trust has allowed the Company to defer the required debt service on the promissory note due to Housman Realty Trust by the Company. The following table illustrates the estimated sources and uses of funds necessary to consummate the Merger:



                   SOURCES
                   -------

         Cash                            $455,000
                                         --------

         Total Sources                   $455,000
                                         ========

                    USES
                    ----

         Purchase of Common Stock        $291,000
         Estimated Fees and Expenses     $164,000
                                         --------

         Total Uses                      $455,000
                                         ========

Termination
-----------

      The Merger Agreement may be terminated and the Merger abandoned prior to the Effective Time upon certain events. See "The Merger and the Merger Agreement -- Termination."

MergerCo
--------

      MergerCo is a newly formed Massachusetts corporation, which was organized in connection with the transactions contemplated by the Merger Agreement. MergerCo is a nonsubstantive transitory merger vehicle, which will be merged out of existence at the Effective Time. Accordingly, it is not expected to have significant assets or liabilities (other than those arising under the Merger Agreement) or to engage in any activities (other than those incident to its formation and the Merger.) The authorized capital stock of MergerCo consists of 190,000 shares of common stock, par value $.01 per share, and 10,000 shares of preferred stock, par value $.01 per share, of which no shares are currently outstanding.

Appraisal Rights
----------------

      Holders of Common Stock have the right to dissent from approval and adoption of the Merger Agreement and the transactions contemplated thereby, and, subject to strict compliance with certain requirements of the MBCL, to receive payment for the "fair value," as defined in the MBCL, of their Common Stock ("Dissenting Shares"). These requirements are described under "Appraisal Rights" and in the provisions of Sections 85 through 98 of the MBCL, which are attached as Appendix C to this Proxy Statement.

Market Prices of Common Stock
-----------------------------

      The Company's Common Stock is currently traded on the Over the Counter Bulletin Board under the symbol, "ATRN." On April 14, 1999, the last trading day before the public announcement of the Merger and related transactions, the reported bid price per share of Common Stock was $.15.
On ____________, 1999, the last full trading day prior to the date of this Proxy Statement, the reported high and low bid price per share of Common Stock was ______ and _____, respectively. For additional information concerning historical market prices of the Common Stock, see "Market Prices of Common Stock."

      Following the Merger, the Company will not list the common stock of the Surviving Corporation on any national securities exchange or automated quotation system and will delist the Company's Common Stock.


                               SPECIAL FACTORS

                          BACKGROUND OF THE MERGER

      The Common Stock of the Company has been trading below $1.00 since November 1997. The Company was delisted from the American Stock
Exchange on February 28, 1996. The Company's stock trades sporadically. The Company has incurred net losses for the past seven years. The Company has been able to continue its operations because of the personal guaranty provided to the Company by Charles J. Housman. For the Company to continue its operations in the future, it will need additional cash which may be provided by certain members of the Housman family and may only be provided to the Company for use to fund operations and not to pay for certain expenses, including those relating to the Company's continuing obligations as a reporting company under the Exchange Act.

      In light of the Company's on-going need for additional capital infusions to fund its losses and in order to reduce expenses, the Board of Directors of the Company has determined to acquire through a Merger the Common Stock held by non-affiliates of the Company. The purpose of the Merger and the related transactions is to reduce the number of stockholders of the Company to less than 300 to enable the Company to cease to be subject to the reporting requirements of the Exchange Act. The Board of Directors believes that removing the burdens on the Company of being a public corporation subject to the reporting requirements of the Exchange Act, and the annual shareholders meeting requirements will reduce expenses to the benefit of the Company. These savings will result from decreased legal, accounting and printing costs, as well as the time saved by the Company's employees who will no longer be required to participate in the preparation of filings required under the Exchange Act. Further, since the Common Stock is rarely traded and the Company has not been profitable, the Company does not believe that it can raise funds in the public market, make acquisitions with its stock, or otherwise avail itself of the advantages of being a public company.


      In order to provide a prompt and orderly transfer of ownership of Common Stock from the public stockholders, in light of relevant financial, legal, tax and other considerations, the acquisition of the Company has been structured as a merger pursuant to which, if the Merger is approved and adopted by the requisite vote of the Company stockholders and the remaining conditions to the consummation of the Merger are satisfied or waived, MergerCo will be merged with and into the Company with the Company continuing as the Surviving Corporation. In the Merger, (i) each outstanding share of Common Stock of the Company will be converted into the right to receive $.27 in cash (except that any shares held by MergerCo or in the Company's treasury will be canceled and any stockholder who properly dissents from the Merger will be entitled to appraisal rights under the
MBCL); (ii) each outstanding share of MergerCo Common Stock (or fraction thereof) will be converted into one share of common stock, $.01 par value per share, (or fraction thereof) of the Surviving Corporation; and (iii) each outstanding share of Preferred Stock of the Company will be converted into one share of Series A Preferred Stock, $.01 par value per share, of the Surviving Corporation. See "The Merger and the Merger Agreement." Stockholders who perfect their statutory appraisal rights under and in accordance with Section 85 through 98 of the MBCL may seek appraisal of their Common Stock. See "Appraisal Rights."

      The Board considered other means of achieving this result such as a tender offer, open market purchase plan and reverse stock split, but rejected these alternatives as either more costly or unlikely to achieve the desired result. The Company did not consider other opportunities and the Board has not received any offers or indications of interest from potential acquirors or offers to make an investment in the Company. The Board believes that the likelihood of receiving such offers is low due to the Company's consistent history of financial losses, the fact that the Housman family owns approximately 88% of the Company and the need for a potential acquiror to pay off the $2,715,000 debt plus $1,633,000 in interest outstanding and owed to the Housman Realty Trust as of March 31, 1999.

      In order to consummate the Merger, the Company determined that it had to become solvent under Massachusetts law otherwise the payment of cash to the Company's stockholders would be subject to forfeiture and would create liability for the directors of the Company. See "-- Interests of Certain Persons in the Merger." To make the Company solvent, Housman Realty Trust, a trust operated for the benefit of the Company's principal stockholders, agreed to convert $2,000,100 of debt outstanding into 6,667 shares of Preferred Stock. On April 20, 1999, the Board of Directors of the Company approved the conversion of debt to equity in order for the Company to consummate the Merger and the related transactions.

      The Board determined that it would be prudent to obtain the services of a qualified financial consultant to perform an analysis on the valuation of the Company as well as to prepare a fairness opinion on the Company's Common Stock. The Board contacted and interviewed certain firms which offered such consulting services. Based upon the interviews, qualifications and costs for such services, the Board selected Gordon Associates as the most qualified as well as the most reasonably priced.

      At a meeting of the Board of Directors on January 13, 1999 the Board determined to retain the services of Gordon Associates as the financial adviser to the Company and asked Gordon Associates to begin its analysis of the Company.

      At a meeting on April 21, 1999, at which all of the directors were present, the Board unanimously approved the Merger Agreement and the transactions contemplated thereby and authorized execution of the Merger Agreement. In determining that the Merger was fair to and in the best interests of the Company and the stockholders, the Board considered a number of factors including those described in " -- Recommendation of the Board; Reasons for the Merger; Findings of Fairness."

                        CERTAIN EFFECTS OF THE MERGER

      On April 20, 1999, stockholders (other than the directors and executive officers of the Company and their affiliates) owned 1,075,472 shares of Common Stock, which represent approximately 12% of the outstanding Common Stock and Preferred Stock (on an as converted basis) of the Company. Immediately prior to the Merger, Charles J. Housman, Chairman of the Board, President and Chief Executive Officer and Edward L. Housman, a Director and President of Automatic Radio International Corp., a wholly owned subsidiary of the Company, together with all members of their families or affiliates and the families or affiliates of the late Herbert E. Housman and the late Frank M. Housman, who are stockholders of the Company will contribute 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock will be converted into common stock of the Surviving Corporation.

      Upon consummation of the Merger and these related transactions, immediately following the Merger, it is currently expected that (x) Charles
J. Housman and Edward L. Housman together with their families and affiliates and the families or affiliates of the late Herbert E. Housman and the late Frank M. Housman will own 100.0% of the outstanding common stock of the Surviving Corporation and (y) the Housman Realty Trust will own 100.0% of the outstanding Series A Preferred Stock of the Surviving Corporation.

      The Company's Common Stock does not meet the listing requirements of the National Exchanges or the Nasdaq National Market and is currently traded on the Over the Counter Bulletin Board under the symbol, "ATRN." Following the Merger, the Company will not list the common stock of the Surviving Corporation on any national securities exchange or automated quotation system. If the Merger is effected, it is anticipated that the Company will have fewer than 300 stockholders and will terminate its listing on the Over the Counter Bulletin Board and file a certification with the Commission that it is owned by less than 300 persons and therefore requests termination of registration of its Common Stock. Registration will be terminated within 90 days thereof. Accordingly, the Company will no longer be required to file periodic reports with the Commission, be obligated to comply with the proxy rules of Regulation 14A of the Exchange Act, print and distribute to stockholders annual or quarterly reports or proxy statements, maintain a transfer agent for its Common Stock or retain counsel or accountants to assist in the preparation of such reports or statements.

  RECOMMENDATION OF THE BOARD; REASONS FOR THE MERGER; FINDINGS OF FAIRNESS

      THE BOARD BELIEVES THAT THE MERGER IS FAIR TO AND IN THE BEST INTERESTS OF THE COMPANY AND THE UNAFFILIATED STOCKHOLDERS. THE BOARD APPROVED THE MERGER AGREEMENT AND THE MERGER AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND THE MERGER.

      In reaching its determination that the Merger Agreement and the Merger are in the best interests of the Company and the unaffiliated stockholders, the Board relied on its knowledge of the business, operations, properties, assets, financial condition, operating results, historical market prices and prospects of the Company and considered the following factors (both positive and negative):

* the oral opinion of Gordon Associates delivered to the Board, which was confirmed by its written opinion to the Board, dated as of April 21, 1999, which opinion has been adopted by the Board, to the effect that, based upon and subject to certain factors and assumptions stated therein, as of such date, the Merger Consideration to be received in the Merger by the stockholders is fair, from a financial point of view to such stockholders (a copy of the opinion is attached hereto as Appendix B to this Proxy Statement). See " -- Opinion of Financial Adviser."

* the relationship of the Merger Consideration to the historical market prices for the Common Stock (see "Market Prices of Common Stock"), the going concern valuation of the Company and the value to a hypothetical strategic buyer.

* the Company's financial projections as analyzed by Gordon Associates (see " -- Opinion of Financial Adviser" for an explanation of such analysis) (which analysis was adopted by the Board) which, in the Board's view supports a determination that the Merger Consideration is fair to the Company and the unaffiliated stockholders.

      In addition to the foregoing, the Board considered negative factors of the Merger to the Company and the stockholders, including that at certain times, the Common Stock has traded above the amount of the Merger Consideration (see "Market Prices of Common Stock").

      The foregoing discussion of the information and factors discussed by the Board of Directors is not meant to be exhaustive but includes all material factors considered by the Board. While the Board of Directors considered such factors, it did not quantify or attach any particular weight to such factors and individual members of the Board may have placed different emphasis on particular positive or negative factors in reaching their determination that the Merger is in the best interest of the stockholders. The Board believes the Merger achieves enhanced value for the unaffiliated stockholders in light of the fact that, among other things, during 1999, the Common Stock has traded around $.25 per share on a weighted average basis.

      Because of the nature of the composition of the Board, the outside director's affiliation with the principal stockholders of the Company and requirement in the Company's Restated Articles of Organization, as amended, that the Merger be approved by the unanimous consent of the Board of Directors, the Company did not have the Merger approved solely by its non-employee director. No unaffiliated representative was obtained to act solely on behalf of the unaffiliated stockholders for the purpose of negotiating this transaction and preparing a report concerning the fairness of such transaction.

      The Company has retained an independent adviser to prepare an opinion concerning the fairness of the Merger and the Board has adopted such opinion. See "-- Opinion of Financial Advisor."

      If the holders of Common Stock and Preferred Stock do not approve and adopt the Merger Agreement, or if the Merger is not consummated for any other reason, the Board expects to continue to operate the Company as an ongoing business.

      The Board has determined that the Merger Agreement and the Merger are advisable and fair to and in the best interests of the Company and the unaffiliated stockholders and has approved the Merger Agreement and the Merger. Accordingly, the Board recommends that the stockholders vote "FOR" approval and adoption of the Merger Agreement and the Merger. See "-- Background of the Merger" and "-- Opinion of Financial Adviser."

             CONDUCT OF THE COMPANY'S BUSINESS AFTER THE MERGER

      Upon consummation of the Merger, the Company will continue its business and operations substantially as they are currently being conducted. It is anticipated that the Company may from time to time evaluate and review its business and make such changes as it deems appropriate. The Company does not intend to dispose of any assets of the Company other than in the ordinary course of business. Except for the Merger, and as otherwise described in this Proxy Statement, the Company has no present plans or proposals that would result in an extraordinary corporate transaction, such as a merger, reorganization, liquidation, relocation of operations, sale or transfer of assets involving the Company or any other material changes in its corporate structure or the composition of its management and has agreed not to enter into such transactions until at least one year after the Effective Time of the Merger.

                        OPINION OF FINANCIAL ADVISER

      On April 21, 1999, Gordon Associates delivered its oral opinion to the Board, which was confirmed by its written opinion to the Board, dated as of April 21, 1999, to the effect that, based upon and subject to certain factors and assumptions stated therein, as of such date, the Merger Consideration to be received in the Merger by the stockholders (other than MergerCo and the Company with respect to treasury stock which shares will be cancelled) is fair from a financial point of view to such stockholders (the "Gordon Opinion"). The full text of the written opinion of Gordon Associates, which sets forth a description of the assumptions made, factors considered and limitations on the review undertaken, is attached hereto as Appendix B and is incorporated herein by reference. The Gordon Opinion was provided to the Board for its information and is directed only to the fairness from a financial point of view of the Merger Consideration to be received in the Merger by the stockholders, does not address the merits of the underlying decision by the Board to engage in the Merger and does not constitute a recommendation to any stockholder as to how they should vote on the Merger or any transaction related thereto. Stockholders are urged to read the Gordon Opinion carefully in its entirety, especially with regard to the assumptions made and factors considered by Gordon Associates. The summary of the Gordon Opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion.

      The summary set forth below does not purport to be a complete description of the analyses underlying the Gordon Opinion or the presentation made by Gordon Associates to the Board. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the applications of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Gordon Associates considered various factors, but did not attribute any particular weight to such factors. Accordingly, Gordon Associates believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all of its analyses, would create an incomplete view of the process underlying the Gordon Opinion.

      In performing its analyses, numerous assumptions were made with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Gordon Associates, management, Company and the Board. Any estimates contained in the analyses performed by Gordon Associates are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. In addition, as described above, the Gordon Opinion and Gordon Associates' presentation to the Board were among several factors taken into consideration by the Board in making its determination to approve and adopt the Merger Agreement. Consequently, the Gordon Associates analyses described below should not be viewed as determinative of the decision of the Board with respect to the fairness of the Merger Consideration to be received by the stockholders.

      In arriving at its opinion, Gordon Associates, among other things:
(i) reviewed the Company's consolidated annual financial statements for the five years ended September 30, 1998, unaudited financial statements for the three months ended December 31, 1998 and other financial information that Gordon Associates deemed to be relevant; (ii) reviewed certain information from members of management regarding past history, current operations and future prospects for the Company; (iii) visited the Company's facility in Melrose, Massachusetts; (iv) made comparisons of the financial and operating results of the Company with other selected publicly traded companies that manufacture and distribute lawn and garden products; (v) reviewed the trading history of the Company's shares; (vi) considered the current condition of the securities market and the economic environment in general; (vii) reviewed documents relating to a foreign arbitration award against the Company and J.C. Carter Company, Inc., a former subsidiary of the Company, among others, relating to certain cryogenic cargo pumps supplied in the 1970's and a pending lawsuit in the U.S. District Court, Central District of California, seeking payment of said award; and
(viii) performed and undertook other actions and analyses that Gordon Associates deemed relevant.

      In preparing its opinion, Gordon Associates assumed the accuracy and completeness of all information supplied or otherwise made available to Gordon Associates, discussed with or reviewed by or for Gordon Associates, or publicly available, and Gordon Associates did not assume any responsibility for independently verifying such information or undertake an independent evaluation or appraisal of any of the assets or liabilities, contingent or otherwise, of the Company, and was not furnished with any such evaluation or appraisal.

      With respect to the financial forecast information furnished to or discussed with Gordon Associates by the Company, Gordon Associates assumed that it was reasonably prepared and reflected the best currently available estimates and judgment of management as to the expected future financial performance of the Company, including the pro forma effects of the proposed conversion of debt to the Preferred Stock.

      The Gordon Associates opinion is necessarily based upon market, economic, and other conditions as they existed and could be evaluated on, and on the information made available to Gordon Associates as of, the date of such opinion.

      The following is a brief summary of the material analyses performed by Gordon Associates in connection with the preparation of its opinion.

Historical Trading Analysis

      Gordon Associates reviewed the recent historical stock market performance of the Common Stock of the Company. This analysis indicated that the weighted average daily average price (the average of the daily high and low prices on the days that trading occurred) was $.24 per share for the period from January 1999 through April 14, 1999, inclusive. Gordon Associates noted that no trades of Common Stock occurred during February 1999, and that in the period from January 1999 through April 14, 1999 there were more days on which the Company's Common Stock did not trade than days on which trades were executed. On the days that the Company's Common Stock did trade, the volume of trades was minimal.

Going Concern Valuation Analysis

      Gordon Associates analyzed the Company on a going concern basis using the following methods: (i) multiple of estimated current fiscal year earnings; (ii) multiple of earnings before interest, taxes, depreciation and amortization; and (iii) capitalization of cash flow. Multiples and capitalization rates used were based on publicly available information for companies engaged in similar business activities to the Company. Gordon Associates adjusted the Company's financial results to include the effect of typical industry compensation. On a going concern basis, net of debt and/or pro forma preferred stock, Gordon Associates determined that the Common Stock of the Company had negligible value both before the conversion of certain debt to Preferred Stock and on a pro forma basis assuming the conversion of certain debt to Preferred Stock.

Value to Hypothetical Strategic Buyer

      Gordon Associates analyzed the Company from the perspective of a hypothetical strategic buyer. In any analysis of the value of a business to a strategic buyer, certain assumptions and judgment are necessary. In the case of the Company, Gordon Associates assumed that a hypothetical strategic buyer existed and that there also existed the potential for certain cost savings associated with the consolidation of the Company's product lines and production equipment into a buyer's existing infrastructure, including cost savings from reduced rental expense and cost savings in general and administrative expense. Gordon Associates analyzed the Company's value to a hypothetical strategic buyer using the following methods: (i) multiple of pro forma earnings before interest, taxes, depreciation and amortization and (ii) capitalization of pro forma cash flow. Multiples and capitalization rates used were based on publicly available information for companies engaged in similar business activities to the Company. Gordon Associates determined that the value of the Company to a hypothetical strategic buyer, based on the assumptions described above, net of debt and/or pro forma preferred stock, was $.10 per common share, both before the conversion of certain debt to Preferred Stock and on a pro forma basis assuming the conversion of certain debt to Preferred Stock.

      The Board retained Gordon Associates on the basis of its experience and expertise in valuing small companies. Gordon Associates is a locally based company specializing in business valuation, damage analysis and financial consulting. Among other activities, it engages in evaluating the financial terms of mergers and acquisitions and providing investment analysis to clients and advising them with respect to the purchase and sale of securities generally.

      The Company has agreed to pay Gordon Associates a fee of $27,000 plus out-of-pocket expenses for services rendered in connection with the Merger. The Company has also agreed to indemnify and hold harmless Gordon Associates and its officers, directors, employees and consultants from and against any and all liabilities arising out of its engagement except where Gordon Associates is found, pursuant to final judgment or administrative order or finding, to have acted with bad faith or material negligence.

                  MATERIAL FEDERAL INCOME TAX CONSEQUENCES

      In the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., the following are the material United States federal income tax considerations generally applicable to stockholders in connection with the Merger. The tax treatment described herein may vary depending upon each stockholder's particular circumstances and tax position. Certain holders of Common Stock (including MergerCo, Charles J. Housman and Edward L. Housman and their families and affiliates and the families and affiliates of the late Herbert E. Housman and the late Frank M. Housman, insurance companies, tax-exempt organizations, financial institutions or broker-dealers, foreign corporations, persons who are not citizens or residents of the United States, holders who do not hold their shares as capital assets and holders who have acquired their Common Stock upon the exercise of options or otherwise as compensation) may be subject to special rules not discussed below. No ruling from the Internal Revenue Service ("IRS") will be applied for with respect to the federal income tax consequences discussed herein. The discussion below is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be repealed, revoked or modified so as to result in federal income tax consequences different from those discussed below. This discussion does not consider the effect of any applicable foreign, state, local or other tax laws.

Federal Income Tax Consequences to Stockholders
-----------------------------------------------

      The receipt of Merger Consideration for Common Stock pursuant to the Merger or cash pursuant to the exercise of appraisal rights will be a taxable transaction for federal income tax purposes and may also be a taxable transaction under applicable state, local or foreign tax laws. In general, a stockholder will realize a gain or loss for federal income tax purposes equal to the difference between the amount of cash received for the shares of Common Stock and such stockholder's adjusted tax basis in such shares. Such gain or loss will be long-term capital gain or loss if the Common Stock was held by the stockholder for more than one year. If a taxpayer has both long-term and short-term transactions during the year, each type is reported separately and gains and losses from each type are netted separately. The net long-term capital gain or loss for the year is then combined with the net short-term capital gain or loss for the year to arrive at an overall (net) capital gain or loss. If capital gains exceed capital losses, the overall gain is included with the taxpayer's other income but is generally subject to a maximum tax rate of 20% for sales of long-term capital assets and 35% for corporations. To determine the deductibility of capital losses, all capital gains and losses (without distinction between long-term and short-term) incurred during the year must be totaled. Any capital losses are deductible only to the extent of any capital gains plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. Thus, both net long-term capital losses and net short-term capital losses may be used to offset up to $3,000 of an individual's ordinary income. A corporation can use capital losses for a tax year only to offset capital gains in that year. There is no offset against ordinary income for a corporation. A corporation may be allowed to carry back unused capital losses to the three preceding tax years and to carry over losses to the five following tax years. Individuals and other noncorporate taxpayers may carry over a net capital loss for an unlimited time until the loss is exhausted. A capital loss that is carried over to a later tax year retains its long-term or short-term character for the year to which it is carried.

      Stockholders who receive common stock of the Surviving Corporation will not recognize gain or loss on the exchange of Common Stock for common stock of the Surviving Corporation. The basis of the common stock of the Surviving Corporation would equal the basis such Stockholder had in the Common Stock.

      EACH STOCKHOLDER SHOULD CONSULT SUCH STOCKHOLDER'S OWN TAX ADVISER AS TO THE PARTICULAR TAX CONSEQUENCES TO SUCH STOCKHOLDER OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF ANY FEDERAL, FOREIGN, STATE, LOCAL OR OTHER TAX LAWS.

Characterization of the Merger for Federal Income Tax Purposes
--------------------------------------------------------------

      The creation of MergerCo followed by the merger of MergerCo into the Company with certain stockholders of the Company exchanging their Common Stock for MergerCo Common Stock, with the remaining holders of Common Stock receiving cash from the Company in exchange therefor, and the conversion of the MergerCo Common Stock into the Surviving Corporation's common stock will be disregarded for federal income tax purposes. The transaction will be treated as if the Company's stockholders never transferred any of their shares to MergerCo, with the net effect that the holders of Common Stock who receive cash in exchange for their shares will be treated as if their shares had been redeemed. The Company will not realize gain or loss on the redemption.

                 INTERESTS OF CERTAIN PERSONS IN THE MERGER

      In considering the recommendation of the Board with respect to the Merger, stockholders should be aware that each member of the Board and certain executive officers of the Company has an interest, described herein, that presents him with a potential conflict of interest in connection with the Merger. The Board currently has three directors:
Charles J. Housman, Edward L. Housman and Malcolm D. Finks.  Both Charles
J. Housman and Edward L. Housman are executive officers of the Company, see "Management of the Company and MergerCo." The law firm of which Malcolm D. Finks is a member, provides legal advice to the Company. See "Certain Relationships and Related Transactions."

      Charles J. Housman, Edward L. Housman and Housman Realty Trust together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman, the deceased brothers of Charles J. Housman and Edward L. Housman, who are stockholders of the Company own approximately 88% of the outstanding shares entitled to vote. The sole trustee of the Housman Realty Trust is Malcolm
D. Finks and Malcolm D. Finks, Charles J. Housman and Edward L. Housman are beneficiaries under the trust agreement, see "Security Ownership of Certain Beneficial Owners and Management." The Company has been advised that they will vote all of their shares for the approval of and adoption of the Merger Agreement and the transactions contemplated thereby therefore, the Merger is assured without the vote of any other stockholders of the Company and does not require the approval of two-thirds of holders who are not affiliates of the Company.

      The Company had a $7,000,000 line of credit with Housman Realty Trust, a trust of which Malcolm D. Finks is the sole trustee and a beneficiary and of which Charles J. Housman and Edward L. Housman together with certain members of their families or affiliates and the families or affiliates of the late Herbert E. Housman and the late Frank M. Housman are beneficiaries. On April 20, 1999, Housman Realty Trust converted $2,000,100 of the principal amount of the debt into 6,667 shares of Preferred Stock. The Preferred Stock is convertible into 6,667,000 shares of Common Stock. The Preferred Stock votes on an as converted basis with the Common Stock. See "Description of Armatron Capital Stock -- Series A Convertible Preferred Stock."

      Prior to the exchange of debt for Preferred Stock, the Company would have been considered insolvent because its liabilities exceeded its assets.
Section 45 of the MBCL provides that a stockholder to whom a corporation makes a distribution, if the corporation is, or is thereby rendered, insolvent shall be liable to the corporation for the amount of such distribution made or for the amount of such distribution which exceeds that which could have been made without rendering the corporation insolvent but only to the extent of the amount distributed to such stockholder. Pursuant to Section 61 of the MBCL, the directors of a corporation who vote to authorize such distribution shall be jointly and severally liable to the corporation for such distribution unless it is repaid to the corporation.

      Therefore, in order to make the Company solvent so that the distribution of cash to the stockholders in the Merger would not be subject to forfeiture, Housman Realty Trust agreed to convert a portion of its debt into Preferred Stock. The Housman Realty Trust has the power to vote 73% of the shares of capital stock of the Company.

      Immediately prior to the Merger, Charles J. Housman and Edward L. Housman together with all members of their families or affiliates and the families or affiliates of the late Herbert E. Housman and the late Frank M. Housman, who are stockholders of the Company will contribute 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock will be converted into common stock of the Surviving Corporation.

      Upon consummation of the Merger and these related transactions, immediately following the Merger, it is currently expected that (x) Charles
J. Housman and Edward L. Housman together with their families and affiliates and the families or affiliates of the late Herbert E. Housman and the late Frank M. Housman will own 100.0% of the outstanding common stock of the Surviving Corporation and (y) the Housman Realty Trust will own 100.0% of the outstanding Series A Preferred Stock of the Surviving Corporation.

      For a list of the names of the persons expected to be directors or executive officers of the Surviving Corporation (together with such persons' biographies), see "Management of Company and MergerCo."

      Pursuant to the Merger Agreement, for a period of six years after the Effective Time, the Surviving Corporation has agreed to indemnify officers, directors, employees and agents of the Company and its subsidiary against losses, claims, damages, expenses or liabilities arising out of actions or omissions or alleged actions or omissions occurring at or prior to the Effective Time to the same extent provided for in the Company's Restated Articles of Organization and Bylaws, as amended (to the extent consistent with applicable law).


               SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

      The following table sets forth selected consolidated historical financial data relating to the Company. The data has been derived from, and should be read in conjunction with the historical consolidated financial statements and related notes thereto of the Company. The Company's consolidated financial statements for the years ended September 30, 1998, 1997 and 1996 which have been audited by R.J. Gold & Company, P.C., independent auditors, are incorporated by reference in this Proxy Statement from the Company's Annual Report on Form 10-K, as amended, for the year ended September 30, 1998. The Company's unaudited financial statements for the three months ended December 31, 1998 are incorporated by reference in this Proxy Statement from the Company's report on Form 10-Q for the three months ended December 31, 1998. Copies of such annual report and such quarterly report are being mailed to each stockholder of the Company together with this Proxy Statement.

                                                                  Years Ended September 30,
                             Three Months Ended      ----------------------------------------------------
                              December 31, 1998      1998        1997        1996        1995        1994
                             ------------------      ----        ----        ----        ----        ----
                                                  (in thousands, except per share data)

Net Sales                          $1,458          $12,885     $13,314     $13,750     $12,017     $13,286
Operating Income (Loss)            $ (599)         $    22     $  (244)    $     9     $(1,159)    $  (934)
Net Loss                           $ (695)         $  (499)    $  (286)    $  (495)    $(1,557)    $(1,212)

Earnings (Loss) Per Share
  of Common Stock: Net Loss        $ (.28)         $  (.20)    $  (.12)    $  (.20)    $  (.63)    $  (.49)
                                   =======================================================================

Total Assets                       $6,394          $ 7,330     $ 7,264     $ 7,475     $ 7,256     $ 9,599
                                   =======================================================================

Long-Term Obligations              $4,735          $ 4,743     $ 4,783     $ 4,715     $ 4,715     $ 5,140
                                   =======================================================================


      There were no dividends paid on Common Stock during any of the above years. Under the financing agreement with its commercial finance company, Congress Financial Corporation, the Company is restricted from paying dividends for the term of that agreement. See "Unaudited Pro Forma Condensed Consolidated Financial Data" to see how the information set forth above will be affected by the issuance of the Preferred Stock and the Merger and related transactions.

              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

      The following unaudited pro forma consolidated financial data of the Company has been prepared to give effect to the issuance of the Preferred Stock which occurred on April 20, 1999 and the Merger and related transactions. The Company expects to treat the Merger as a recapitalization for financial reporting purposes. Accordingly, the historical basis of the Company's assets and liabilities will not be affected by the transactions. For a discussion of the Merger and related transactions, see "The Merger and the Merger Agreement."

      The pro forma adjustments presented are based upon available information and certain assumptions that the Company believes are reasonable under the circumstances. The unaudited pro forma consolidated statement of continuing operations data of the Company for the year ended September 30, 1998 gives effect to the issuance of the Preferred Stock and the Merger as if they had occurred on October 1, 1997. The unaudited pro forma consolidated balance sheet data as of September 30, 1998 gives effect to the issuance of the Preferred Stock and the Merger as if they had occurred on October 1, 1997.

      The unaudited pro forma consolidated statement of continuing operations data of the Company for the three months ended December 31, 1998 gives effect to the issuance of the Preferred Stock and the Merger as if they had occurred on October 1, 1998. The unaudited pro forma consolidated balance sheet data of the Company as of December 31, 1998 gives effect to the issuance of the Preferred Stock and the Merger assuming that they were completed on October 1, 1998.

      The unaudited pro forma financial data should be read in conjunction with the historical consolidated financial statements of the Company and notes thereto, and other financial data included elsewhere in this Proxy Statement, as well as the information concerning the Merger, including the sources and uses therefor, see "Merger Financings."

      The pro forma financial data and related notes are provided for informational purposes only and do not necessarily reflect the results of operations or financial position of the Company that would have actually resulted had the events referred to above or in the notes to the unaudited pro forma financial data been consummated as of the date and for the period indicated and are not intended to project the Company's financial position or results of operations for any future period.


                        ARMATRON INTERNATIONAL, INC.
        Unaudited Pro Forma Consolidated Statement of Operations Data
                    for the year ended September 30, 1998

                                     For the Year Ended       Pro Forma           Pro Forma
                                     September 30, 1998      Adjustments      September 30, 1998
                                     ------------------      -----------      ------------------

Net sales                                $12,885,000                              $12,885,000

Cost of products sold                     10,409,000                               10,409,000
                                         ----------------------------------------------------

Gross margin                               2,476,000                                2,476,000

Selling, general and
 administrative expenses                   2,418,000                                2,418,000

Provision for bad debts                       36,000                                   36,000
                                         ----------------------------------------------------

Operating profit (loss)                       22,000                                   22,000
                                         ----------------------------------------------------

Other income (expense):
  Interest expense-third parties             (30,000)                                 (30,000)
  Interest expense-related parties          (478,000)          200,000 (1)           (278,000)
  Interest income                             63,000           (23,000)(2)             40,000
                                         ----------------------------------------------------
Other income (expense) - net                (445,000)          177,000               (268,000)
                                         ----------------------------------------------------

Loss before income taxes                    (423,000)          177,000               (246,000)

Provision for income taxes                   (76,000)                                 (76,000)
                                         ----------------------------------------------------
Net loss                                    (499,000)          177,000               (322,000)
Preferred stock dividends                          0          (200,000)(3)           (200,000)
                                         ----------------------------------------------------
Net loss allocable to
 common stock                            $  (499,000)        $ (23,000)           $  (522,000)
                                         ====================================================

Basic and diluted earnings (loss)
 per share(4)                            $      .(20)                             $      .(06)
                                         ====================================================

Weighted average number of
 common shares outstanding                 2,459,749         5,591,528(5)           8,051,277
                                         ====================================================


 See Notes to Unaudited Pro Forma Consolidated Statements of Operations Data


                        Armatron International, Inc.


           NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF
                               OPERATIONS DATA
                    FOR THE YEAR ENDED SEPTEMBER 30, 1998

[FN]
<F1>  Reflects the expense related to the interest that would have been incurred during the year ended September 30, 1998 had the conversion of the principal amount of $2,000,100 pursuant to a promissory note due to a realty trust operated for the benefit of the Company's principal shareholders been completed at the beginning of the reporting period.

<F2>  Reflects the interest income related to cash used for Merger
      Consideration and Merger expenses that would have been earned during the year ended September 30, 1998 had the transactions been completed at the beginning of the reporting period.

<F3>  Reflects the dividends that would have been accrued during the year ended September 30, 1998 had the conversion of the promissory note due to a realty trust operated for the benefit of the Company's principal shareholders of $2,000,100 been completed at the beginning of the reporting period.

<F4>  Basic earnings (loss) per share was computed by dividing net loss, after deducting preferred stock dividends, by the weighted average number of shares of Common Stock outstanding during this period. Diluted earnings (loss) per share was computed by dividing net loss by the weighted average number of shares of Common Stock outstanding during the period plus incremental shares that would have been outstanding upon the assumed conversion of the Preferred Stock. A total of 6,667,000 shares of Common Stock were assumed to be outstanding upon the assumed conversion of the 6,667 shares of Preferred Stock.

<F5>  Reflects the acquisition of 1,075,472 shares of the Company's Common
      Stock and a total of 6,667,000 shares of Common Stock assumed to be outstanding upon the conversion of the 6,667 shares of Preferred Stock pursuant to the Merger and the Merger Agreement had the transactions been completed at the beginning of the reporting period.

                        ARMATRON INTERNATIONAL, INC.
             Unaudited Pro Forma Consolidated Balance Sheet Data
                          As of September 30, 1998

                                                              Pro Forma
                                             Historical      Adjustments        Pro Forma
                                             ----------      -----------        ---------

ASSETS
Current Assets:

Cash and cash equivalents                    $2,677,000      $ (478,000)(1)      $2,199,000
Trade accounts receivable, net                1,799,000                           1,799,000
Inventories                                   2,088,000                           2,088,000
Deferred taxes                                   37,000                              37,000
Prepaid and other current assets                141,000                             141,000
                                             ----------------------------------------------
      Total Current Assets                    6,742,000        (478,000)          6,264,000

Property and equipment, net                     449,000                             449,000

Other assets                                    139,000                             139,000
                                             ----------------------------------------------

      Total Assets                           $7,330,000      $ (478,000)         $6,852,000
                                             ==============================================

LIABILITIES AND EQUITY (DEFICIENCY)

Current Liabilities:
Accounts payable                             $  802,000                          $  802,000
Other current liabilities                       925,000                             925,000
Interest payable to related parties           1,395,000        (200,000)(2)       1,195,000
Dividends payable to related parties                 --         200,000 (3)         200,000
Current portion under capital lease
 obligations                                     21,000                              21,000
                                             ----------------------------------------------
      Total Current Liabilities               3,143,000                           3,143,000
                                             ----------------------------------------------

Long-term debt, related parties               4,715,000      (2,000,000)(4)       2,715,000
                                             ----------------------------------------------
Long-term capital lease obligations,
 net of current portion                          10,000                              10,000
                                             ----------------------------------------------
Deferred rent, net of current portion            18,000                              18,000
                                             ----------------------------------------------

Stockholders' Equity (Deficiency):
Common stock                                  2,606,000      (1,222,000)(5)       1,384,000
Preferred stock                                      --       6,667,000 (4)       6,667,000
Additional paid-in capital                    6,770,000      (4,286,000)(5)       2,484,000
Accumulated deficit                          (9,546,000)        200,000 (2)
                                                               (200,000)(3)
                                                                (23,000)(6)      (9,569,000)
                                             ----------------------------------------------
                                               (170,000)      1,136,000             966,000
Treasury stock, at cost                        (386,000)        386,000 (5)               0
                                             ----------------------------------------------
Total Stockholders' Equity (Deficiency):       (556,000)      1,522,000             966,000
                                             ----------------------------------------------

Total Liabilities and Stockholders' Equity
 (Deficiency):                               $7,330,000        (478,000)         $6,852,000
                                             ==============================================

      See Notes to Unaudited Pro Forma Consolidated Balance Sheet Data.


                        Armatron International, Inc.

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET DATA
                            AT SEPTEMBER 30, 1998

[FN]
<F1>  Reflects the cash used for Merger Consideration and Merger expenses had the transactions been completed at the beginning of the reporting period.

<F2>  Reflects the expense related to the interest that would have been incurred during the year ended September 30, 1998 had the conversion of the principal amount of $2,000,100 pursuant to a promissory note due to a realty trust operated for the benefit of the Company's principal shareholders been completed at the beginning of the reporting period.

<F3>  Reflects the accumulated dividends of Preferred Stock, $100 par value, issued in exchange for the conversion of $2,000,100 of the principal amount of a promissory note due to a realty trust operated for the benefit of the Company's principal shareholders.

<F4>  Reflects the issuance of 6,667 shares of Preferred Stock, $100 par value, issued in exchange for the conversion of $2,000,100 of the principal amount of a promissory note due to a realty trust operated for the benefit of the Company's principal shareholders.

<F5>  Reflects the acquisition of 1,075,472 shares of the Company's Common
      Stock, $1.00 par value, and the retirement of 146,732 shares of the Company's Common Stock held in treasury at a cost of $386,000 and the issuance of 6,667 shares of Preferred Stock, $100 par value, pursuant to the Merger and the Merger Agreement had the transactions been completed at the beginning of the reporting period.

<F6>  Reflects the interest income related to cash used for Merger
      Consideration and Merger expenses that would have been earned during the year ended September 30, 1998 had the transactions been completed at the beginning of the reporting period.

                        ARMATRON INTERNATIONAL, INC.
        Unaudited Pro Forma Consolidated Statement of Operations Data
                for the three months ended December 31, 1998


                                            For the Three Months        Pro Forma          Pro Forma
                                          Ended December 31, 1998      Adjustments      December 31,1998
                                          -----------------------      -----------      ----------------

Net sales                                        $1,458,000                                $1,458,000

Cost of products sold                             1,570,000                                 1,570,000
                                                 ----------------------------------------------------

Gross margin                                       (112,000)                                 (112,000)

Selling, general and
 administrative expenses                            487,000                                   487,000
                                                 ----------------------------------------------------

Operating profit (loss)                            (599,000)                                 (599,000)
                                                 ----------------------------------------------------

Other income (expense):
  Interest expense-third parties                     (7,000)                                   (7,000)
  Interest expense-related parties                 (120,000)             50,000 (1)           (70,000)
  Interest income                                    31,000              (6,000)(2)            25,000
                                                 ----------------------------------------------------
Other income (expense) - net                        (96,000)             44,000               (52,000)
                                                 ----------------------------------------------------

Loss before income taxes                           (695,000)             44,000              (651,000)

Provision for income taxes                                0                                         0
                                                 ----------------------------------------------------
Net loss                                           (695,000)             44,000              (651,000)
Preferred stock dividends                                 0             (50,000)(3)           (50,000)
                                                 ----------------------------------------------------
Net loss allocable to common stock               $ (695,000)           $ (6,000)           $ (701,000)
                                                 ====================================================

Basic and diluted earnings (loss)
 per share(4)                                   $     (.28)                               $     (.09)
                                                 ====================================================

Weighted average number of
 common shares outstanding                        2,459,749           5,591,528 (5)         8,051,277
                                                 ====================================================


 See Notes to Unaudited Pro Forma Consolidated Statements of Operations Data


                        Armatron International, Inc.

                  NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                        STATEMENT OF OPERATIONS DATA
                FOR THE THREE MONTHS ENDED DECEMBER 31, 1998


[FN]
<F1>  Reflects the expense related to the interest that would have been incurred during the three months ended December 31, 1998 had the conversion of the principal amount of $2,000,100 pursuant to a promissory note due to a realty trust operated for the benefit of the Company's principal shareholders been completed at the beginning of the reporting period.

<F2>  Reflects the interest income related to cash used for Merger
      Consideration and Merger expenses that would have been earned during the three months ended December 31, 1998 had the transactions been completed at the beginning of the reporting period.

<F3>  Reflects the dividends that would have been accrued during the three months ended December 31, 1998 had the conversion of the promissory note due to a realty trust operated for the benefit of the Company's principal shareholders of $2,000,100 been completed at the beginning of the reporting period.

<F4>  Basic earnings (loss) per share was computed by dividing net loss, after deducting preferred stock dividends, by the weighted average number of shares of Common Stock outstanding during this period. Diluted earnings (loss) per share was computed by dividing net loss by the weighted average number of shares of Common Stock outstanding during the period plus incremental shares that would have been outstanding upon the assumed conversion of the Preferred Stock. A total of 6,667,000 shares of Common Stock were assumed to be outstanding upon the assumed conversion of the 6,667 shares of Preferred Stock.

<F5>  Reflects the acquisition of 1,075,472 shares of the Company's Common
      Stock, $1.00 par value, and a total of 6,667,000 shares of Common Stock assumed to be outstanding upon the conversion of the 6,667 shares of Preferred Stock pursuant to the Merger and the Merger Agreement had the transactions been completed at the beginning of the reporting period.

                        ARMATRON INTERNATIONAL, INC.
             Unaudited Pro Forma Consolidated Balance Sheet Data
                           As of December 31, 1998

                                                                        Pro Forma
                                                     Historical        Adjustments        Pro Forma
                                                     ------------------------------------------------

ASSETS
Current Assets:
Cash and cash equivalents                           $  2,413,000     $  (461,000)(1)     $  1,952,000
Trade accounts receivable, net                           963,000                              963,000
Inventories                                            2,082,000                            2,082,000
Deferred taxes                                            36,000                               36,000
Prepaid and other current assets                         343,000                              343,000
                                                    -------------------------------------------------
      Total Current Assets                             5,837,000        (461,000)           5,376,000

Property and equipment, net                              418,000                              418,000

Other assets                                             139,000                              139,000
                                                    -------------------------------------------------

      Total Assets                                  $  6,394,000     $  (461,000)        $  5,933,000
                                                    =================================================

LIABILITIES AND EQUITY (DEFICIENCY)
Current Liabilities:
Accounts payable                                    $    535,000                         $    535,000
Other current liabilities                                839,000                              839,000
Interest payable to related parties                    1,515,000         (50,000)(2)        1,465,000
Dividends payable to related parties                           -          50,000(3)            50,000
Current portion under capital lease obligations           21,000                               21,000
                                                    -------------------------------------------------
      Total Current Liabilities                        2,910,000                            2,910,000
                                                    -------------------------------------------------

Long-term debt, related parties                        4,715,000      (2,000,000)(4)        2,715,000
                                                    -------------------------------------------------
Long-term capital lease obligations,
 net of current portion                                    6,000                                6,000
                                                    -------------------------------------------------
Deferred rent, net of current portion                     14,000                               14,000
                                                    -------------------------------------------------

Stockholders' Equity (Deficiency):
Common stock                                           2,606,000      (1,222,000)(5)        1,384,000
Preferred stock                                                -       6,667,000(4)         6,667,000
Additional paid-in capital                             6,770,000      (4,286,000)(5)        2,484,000
Accumulated deficit                                  (10,241,000)         50,000(2)
                                                                         (50,000)(3)
                                                                          (6,000)(6)      (10,247,000)
                                                    -------------------------------------------------
                                                        (865,000)      1,153,000              288,000
Treasury stock, at cost                                 (386,000)        386,000(5)                 0
                                                    -------------------------------------------------
Total Stockholders' Equity (Deficiency):              (1,251,000)      1,539,000              288,000
                                                    -------------------------------------------------

Total Liabilities and Stockholders' Equity
 (Deficiency):                                      $  6,394,000        (461,000)        $  5,933,000
                                                    =================================================


      See Notes to Unaudited Pro Forma Consolidated Balance Sheet Data.


                        Armatron International, Inc.

        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET DATA
                           AS OF DECEMBER 31, 1998

[FN]
<F1>  Reflects the cash used for Merger Consideration and Merger expenses had the transactions been completed at the beginning of the reporting period.

<F2>  Reflects the expense related to the interest that would have been incurred during the three months ended December 31, 1998 had the conversion of the principal amount of $2,000,100 pursuant to a promissory note due to a realty trust operated for the benefit of the Company's principal shareholders been completed at the beginning of the reporting period.

<F3>  Reflects the accumulated dividends of Preferred Stock, $100 par value, issued in exchange for the conversion of $2,000,100 of the principal amount of a promissory note due to a realty trust operated for the benefit of the Company's principal shareholders.

<F4>  Reflects the issuance of 6,667 shares of Preferred Stock, $100 par value, issued in exchange for the conversion of $2,000,100 of the principal amount of a promissory note due to a realty trust operated for the benefit of the Company's principal shareholders.

<F5>  Reflects the acquisition of 1,075,472 shares of the Company's Common
      Stock, $1.00 par value, and the retirement of 146,732 shares of the Company's Common Stock held in treasury at a cost of $386,000 and the issuance of 6,667 shares of Preferred Stock, $100 par value, pursuant to the Merger and the Merger Agreement had the transactions been completed at the beginning of the reporting period.

<F6>  Reflects the interest income related to cash used for Merger
      Consideration and Merger expenses that would have been earned during the three months ended December 31, 1998 had the transactions been completed at the beginning of the reporting period.

                          PRO FORMA CAPITALIZATION

      The following table sets forth the unaudited pro forma consolidated cash and equivalents and capitalization of the Company (i) at September 30, 1998, (ii) at December 31, 1998, (iii) after giving pro forma effect to the issuance of the Preferred Stock and the Merger and related transactions as if they had occurred on September 30, 1998, and (iv) after giving pro forma effect to the issuance of the Preferred Stock and the Merger and related transactions as if they had occurred on December 31, 1998. This table should be read in conjunction with "Selected Historical Consolidated Financial Data," and "Unaudited Pro Forma Consolidated Financial Data," appearing elsewhere in this Proxy Statement and the Consolidated
Financial Statements (including the notes thereto) of the Company.

                                                          ACTUAL                                    PRO FORMA
                                          ---------------------------------------    ---------------------------------------
                                          September 30, 1998    December 31, 1998    September 30, 1998    December 31, 1998
                                          ------------------    -----------------    ------------------    -----------------

Cash and equivalents                         $ 2,677,000          $  2,413,000          $ 2,199,000          $  1,952,000
--------------------                         ============================================================================

Debt:
-----
Long-term debt                               $ 4,743,000          $  4,735,000          $ 2,743,000          $  2,735,000
Revolving Credit Facility                              0                     0                    0                     0
                                             ----------------------------------------------------------------------------
  Total Debt                                 $ 4,743,000          $  4,735,000          $ 2,743,000          $  2,735,000
                                             ============================================================================

Shareholders' equity (deficit):
-------------------------------
Company common stock, including
 additional paid-in-capital                  $ 9,376,000          $  9,376,000          $ 3,868,000          $  3,868,000
Preferred stock                                        0                     0            6,667,000             6,667,000
Retained earnings (deficit)                   (9,546,000)          (10,241,000)          (9,569,000)          (10,247,000)
Treasury stock                                  (386,000)             (386,000)                   0                     0
                                             ----------------------------------------------------------------------------
  Total Shareholders'equity (deficit)        $  (556,000)         $ (1,251,000)         $   966,000          $    288,000
                                             ============================================================================

      Total Capitalization                   $ 4,187,000          $  3,484,000          $ 3,709,000          $  3,023,000
      ====================                   ============================================================================


                            BOOK VALUE PER SHARE

                                                            December 31,     September 30,
                                                                1998             1998
                                                            ------------     -------------

ACTUAL   Stockholders' equity (deficiency) per share           $(.51)           $(.23)
PRO FORMA   Stockholders' equity per share                     $ .04            $ .12


      Reflects the following: (i) the conversion of $2,000,100 of debt into Preferred Stock of the Company, and (ii) the issuance of 6,667 shares of Preferred Stock.

                     RATIO OF EARNINGS TO FIXED CHARGES

                                       YEAR ENDED SEPTEMBER 30, 1998                                PRO FORMA
                             --------------------------------------------------                -------------------
                                                                                    THREE       THREE
                                                                                    MONTHS      MONTHS      YEAR
                                                                                    ENDED       ENDED       ENDED
                               1994        1995       1996      1997      1998     12/31/98    12/31/98    9/30/98
                               ----        ----       ----      ----      ----     --------    --------    -------

CONSOLIDATED STATEMENT
 OF OPERATIONS DATA
Income (loss) before
 income taxes                $(1,377)    $(1,557)    $(460)    $(269)    $(423)     $(695)      $(651)     $(246)
Add:
Interest on indebtedness         500         529       529       535       508        127          --         --
                             -----------------------------------------------------------------------------------
Income as adjusted           $  (877)    $(1,028)    $  69     $ 266     $  85      $(568)      $(651)     $(246)
                             ===================================================================================

Fixed charges:
Interest on indebtedness     $   500     $   529     $ 529     $ 535     $ 508      $ 127       $  77      $ 308
                             -----------------------------------------------------------------------------------
Fixed charges                $   500     $   529     $ 529     $ 535     $ 508      $ 127       $  77      $ 308
                             ===================================================================================

Ratio of earnings to
 fixed charges                  (1.8)       (1.9)      0.1       0.5       0.2       (4.5)       (8.5)      (0.8)
                             ===================================================================================

                        MARKET PRICES OF COMMON STOCK

      The Company's Common Stock is currently traded on the Over the Counter Bulletin Board under the symbol, "ATRN." The Company went public on November 16, 1960 and its Common Stock was traded on the American Stock Exchange until February 28, 1996. On February 29, 1996, the Company began trading its shares on the Over the Counter Bulletin Board. On April 14, 1999, the last trading day before the public announcement of the Merger and related transactions, the reported bid price per share of Common Stock was $.15.
On ____________, 1999, the last full trading day prior to the date of this Proxy Statement, the reported high and low bid price per share of Common
Stock was [___] and [____], respectively. The number of stockholders of record at [June 1, 1999] was [1,078], which number includes certain registered holders of Common Stock for _________ number of beneficial holders.

      The following table indicates the fiscal quarterly high and low bid prices as reported in the Over the Counter Bulletin Board for the Company's common stock for fiscal 1997, fiscal 1998 and the first two quarters of fiscal 1999.

                       1999              1998               1997
                   ------------      ------------      -------------
Fiscal Quarter     High     Low      High     Low      High      Low
--------------     ----     ---      ----     ---      ----      ---

First              5/16     5/32     5/8      1/4        3/4     3/8
Second             5/32     5/32     7/16     5/16     2-7/8     1/4
Third               n/a      n/a     7/16     3/8      2-1/4     1/4
Fourth              n/a      n/a     3/8      1/4      15/16     5/16

      The Company currently intends to retain earnings rather than pay cash dividends. Under its financing agreement with its commercial finance company, Congress Financial Corporation, the Company is restricted from paying dividends for the term of the financing agreement.


                             THE SPECIAL MEETING

               MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

      Each copy of this Proxy Statement mailed to stockholders is accompanied by a proxy card furnished in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting. The Special Meeting is scheduled to be held on _________, 1999 at 9:00 a.m., Eastern Standard Time, at the Company's principal executive offices at 2 Main Street, Melrose, Massachusetts 02176. At the Special Meeting, stockholders will consider and vote upon (i) the election of a Class A Director; (ii) the ratification of the selection, by the Board, of the independent auditors for the fiscal year ending September 30, 1999; (iii) the approval and adoption of the Merger Agreement and the Merger; and (iv) such other matters as may properly come before the Special Meeting.

Election of Directors
---------------------

      The Company's Bylaws provide for a Board of Directors to consist of not less than three or more than nine persons who are to be divided as nearly equally in number as possible into three classes (A, B and C). Each class of Directors is to be elected for a three-year term ending in three successive years with the members of each class to serve until the third succeeding annual meeting of stockholders after their election and until their respective successors are duly elected and qualified.

      The Board of Directors has determined that the term of one Director (the "Class A" Director) expires in 1999, and has nominated Edward L. Housman for a term to expire in January 2002 and until his successor is duly elected and qualified. Edward L. Housman currently is a "Class A" Director. The proposal requires the favorable vote of the holders of a plurality of the stockholders of record represented at the meeting.

      If a nominee is unable to serve, an event that management does not anticipate, proxies not otherwise specifying will be voted for a substitute nominee to be named by the Board of Directors. In no event will proxies be voted for more than one nominee. If no instructions are specified on your proxy, your shares will be voted FOR the election of the nominee to the Board of Directors named herein.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1,
          THE ELECTION OF EDWARD L. HOUSMAN AS A CLASS A DIRECTOR.

Ratification of Independent Auditors
------------------------------------

      The Board of Directors, upon recommendation of its Audit Committee, has selected the firm of R.J. Gold & Company, P.C. to serve as the Company's independent auditors for the fiscal year ending September 30, 1999, a service they presently perform. Although it is not required to do so, the Board of Directors is submitting the selection of R. J. Gold & Company, P.C. for ratification in order to assess the views of stockholders. If the selection is not ratified, the Board of Directors will reconsider its selection. This proposal requires the favorable vote of at least a majority of the shares of Common Stock and Preferred Stock, voting as a single class, outstanding on the Record Date and represented at the Special Meeting.

      The Company's financial statements for the previous fiscal year ended September 30, 1998 were audited by R. J. Gold & Company, P.C. In connection with the audit function, R. J. Gold & Company, P.C. also reviewed the Company's annual report and its filings with the Commission.

      R. J. Gold & Company, P.C. provided all professional services indicated at customary rates and terms.

      The Audit Committee of the Board of Directors has established a policy regarding services, which may be provided by the Company's independent auditors. This policy states that the Company's independent auditors may be engaged by management to perform any services normally provided by accounting firms for publicly-held audit clients, provided that the independence requirements of the American Institute of Certified Public Accountants have been considered and that the fees for such non-audit services do not exceed a certain level of the fees for audit services rendered during the year. Fees for non-audit services in excess of this level would require pre-approval by the Audit Committee.

      It is expected that representatives of R. J. Gold & Company, P.C. will be present at the Special Meeting with the opportunity to make a statement if they so desire and to answer appropriate questions relating to the audit performed.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2,
           RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

Approval of Merger and Merger Agreement
---------------------------------------

      At the Special Meeting, stockholders will be asked to consider and vote upon a proposal to approve and adopt the Merger Agreement between MergerCo and the Company and the Merger contemplated thereby. A copy of the Merger Agreement is attached as Appendix A to this Proxy Statement. This proposal requires the affirmative vote of at least two-thirds of the shares of Common Stock and Preferred Stock outstanding on the Record Date.

      The Merger Agreement provides, among other things, for the merger of MergerCo into the Company with the Company continuing as the Surviving Corporation. In the Merger, (i) each outstanding share of Common Stock of the Company will be converted into the right to receive $.27 in cash
(except that any shares held by MergerCo or in the Company's treasury will be canceled and any stockholder who properly dissents from the Merger will be entitled to appraisal rights under the MBCL); (ii) each outstanding share of MergerCo Common Stock (or fraction thereof) will be converted into one share of common stock (or fraction thereof) of the Surviving Corporation; and (iii) each outstanding share of Preferred Stock of the Company will be converted into one share of Series A Preferred Stock of the Surviving Corporation. See "The Merger and the Merger Agreement."

      Immediately prior to the Merger, Charles J. Housman, Chairman of the Board, President and Chief Executive Officer and Edward L. Housman, a Director and President of Automatic Radio International Corp., a wholly owned subsidiary of the Company, together with all members of their families or affiliates and the families or affiliates of the late Herbert
E. Housman and the late Frank M. Housman, who are stockholders of the Company will contribute 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock will be converted into common stock of the Surviving Corporation.

      Upon consummation of the Merger and these related transactions, immediately following the Merger, it is currently expected that (x) Charles
J. Housman and Edward L. Housman together with their families and affiliates and the families or affiliates of the late Herbert E. Housman and the late Frank M. Housman will own 100.0% of the outstanding common stock of the Surviving Corporation and (y) the Housman Realty Trust will own 100.0% of the outstanding Series A Preferred Stock of the Surviving Corporation.

      The Company expects to treat the Merger as a recapitalization for financial reporting purposes. Accordingly, the historical basis of the Company's assets and liabilities will not be affected by the transaction.

      The Board of Directors has determined that the Merger Agreement and the Merger are advisable and fair to and in the best interests of the Company and its stockholders, and has approved the Merger and the Merger Agreement. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER. See "Special Factors -- Background of the Merger" and "Special Factors -- Recommendation of the Board; Reasons for the Merger."

STOCKHOLDERS ARE REQUESTED PROMPTLY TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. FAILURE TO RETURN A PROPERLY EXECUTED PROXY CARD OR TO VOTE AT THE SPECIAL MEETING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER AGREEMENT AND THE MERGER.

                           RECORD DATE AND VOTING

      The Record Date for the Special Meeting is the close of business on [June 1, 1999]. Only holders of Common Stock and Preferred Stock of record at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were outstanding and entitled to vote 2,459,749 shares of Common Stock (exclusive of 146,732 treasury shares) and 6,667 shares of Preferred Stock, held by approximately [1,078] stockholders of record. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock entitled to vote, is necessary to constitute a quorum at the Special Meeting. Abstentions (including broker non-votes) are included in the calculation of the number of votes represented at a meeting for purposes of determining whether a quorum has been achieved. Each stockholder will have one vote for each share of Common Stock and 1,000 votes for each share of Preferred Stock held at the close of business on the Record Date. To the knowledge of the Board of Directors, no person other than those identified below under "Security Ownership of Certain Beneficial Owners and Management -- Pre-Merger Beneficial Ownership" owns of record or beneficially more than five percent of the outstanding shares of capital stock of the Company.

      The Board is not aware of any matters other than those set forth in the Notice of Special Meeting of Stockholders that may be brought before the Special Meeting. If any other matter properly comes before the Special Meeting, the persons named as proxy holders on your proxy will vote your shares with respect to any such other matter in accordance with their best judgment, except that shares represented by proxies which have been voted "against" the Merger Agreement and the Merger will not be used to vote "for" postponement or adjournment of the Special Meeting for the purpose of allowing additional time for soliciting additional votes "for" the Merger Agreement and the Merger. See "Vote Required; Revocability of Proxies" and "Other Information and Stockholder Proposals."

                   VOTE REQUIRED; REVOCABILITY OF PROXIES

      Of the proposals stated in the accompanying Notice of Special Meeting of Stockholders, approval of proposal 1, the election of the Class A Director, will require the affirmative vote of the holders of a plurality of the shares of Common Stock and Preferred Stock outstanding on the Record Date and represented at the Special Meeting; approval of proposal 2, the ratification of the independent auditors, will require the affirmative vote of at least a majority of the shares of Common Stock and Preferred Stock outstanding on the Record Date voting together as a single class and represented at the Special Meeting; and approval of proposal 3, the approval and adoption of the Merger Agreement and the Merger, will require the affirmative vote of at least two-thirds of the shares of Common Stock and Preferred Stock outstanding on the Record Date voting together as a single class.

      Charles J. Housman, Edward L. Housman and the Housman Realty Trust, together with their family members or affiliates and the family members or affiliates of the late Herbert E. Housman and the late Frank M. Housman who are stockholders of the Company, own approximately 88% of the shares outstanding and entitled to vote. The Company has been advised that they will vote all of their shares for the approval of and adoption of the Merger Agreement and the transactions contemplated thereby therefore, the Merger is assured without the vote of any other stockholders of the Company and does not require the approval of two-thirds of holders who are not affiliates of the Company.

      Because the required vote of stockholders on the Merger Agreement and the Merger is based upon the total number of outstanding shares of Common Stock and Preferred Stock, the failure to submit a proxy card (or to vote in person at the Special Meeting) or the abstention from voting by a stockholder (including broker non-votes) will have the same effect as an "against" vote with respect to approval and adoption of the Merger Agreement and the Merger. With respect to the other matters to be voted upon at the Special Meeting, abstentions will be treated as votes "against" the proposals and non-votes will have no effect on the vote.

      Proxies delivered to the Company's Clerk will be voted (unless you otherwise instruct) on all matters that may properly come before the meeting, except as set forth above. The proxy contains spaces in which you may insert instructions as to how your shares are to be voted. If you specify instructions with respect to any of the proposals, your shares will be voted in accordance with your instructions, applicable law and the Company's Restated Articles of Organization and Bylaws. Proxies delivered to the Company's Clerk that do not contain any instruction to vote for or against a particular matter will be voted in favor of such matter.

      The presence of a stockholder at the Special Meeting will not automatically revoke such stockholder's proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by (i) delivering to the Clerk of the Company, 2 Main Street, Melrose, Massachusetts 02176, a written notice of revocation prior to the Special Meeting, (ii) delivering prior to the Special Meeting a duly executed proxy bearing a later date or
(iii) attending the Special Meeting and voting in person. Unless revoked in one of the manners set forth above, proxies in the form enclosed will be voted at the Special Meeting in accordance with stockholders' instructions.

      If a quorum is not obtained, or if fewer shares of Common Stock and Preferred Stock are voted in favor of approval and adoption of the Merger Agreement and the Merger than the number required for approval, it is expected that the Special Meeting will be postponed or adjourned for the purpose of allowing additional time for soliciting and obtaining additional proxies or votes, and, at any subsequent reconvening of the Special Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Special Meeting, except for any proxies which have theretofore effectively been revoked or withdrawn.

                           SOLICITATION OF PROXIES

      The cost of solicitation will be paid by the Company. In addition to solicitation by mail, solicitation of proxies may be made personally or by telephone or FAX machine by the Company's regular employees. Such persons will not be additionally compensated for any such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to, and to obtain proxies from, the beneficial owners of shares held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

         INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

      The following sets forth the ages, principal occupation and present position of each of the Directors of the Company.

     Director
     --------

EDWARD L. HOUSMAN      Age 77, Class A Director, principal occupation:
                       President of Automatic Radio International Corp.
                       since 1969 (a wholly-owned subsidiary of the Company which deals with the international sales of the Company's products). Mr. Housman has been actively engaged in various aspects of the Company's business for more than 30 years, and has served as a Director of the Company continuously since 1959. Mr. Housman is the brother of Charles J. Housman, the President and Chairman of the Company.

CHARLES J. HOUSMAN     Age 71, Class B Director, principal occupation:
                       President and Chairman of the Board of Armatron since 1987. Mr. Housman has been actively engaged in various aspects of the Company's business for more than 30 years and has served as a Director continuously since 1960. Mr. Housman is the brother of Edward L. Housman, the Class A Director of the
                       Company.

MALCOLM D. FINKS       Age 60, Class C Director, principal occupation:
                       member of the law firm of Bass, Doherty & Finks, P.C., Boston, Massachusetts since April 1, 1999 and a member of the law firm of Englander, Finks, Ross, Cohen & Brander, P.C., Boston, Massachusetts from
                       1970 until 1999. On July 7, 1998 Mr. Finks was appointed to the Board of Directors upon the death of Mr. Englander, the former Class C Director. Mr.
                       Finks was also elected Clerk of the Company in July
                       1998.  Mr. Finks is the sole member of the Company's
                       Audit Committee.

      The Board of Directors of the Company is divided into three classes. Each director serves for a three-year term, with one class of directors being elected at each annual meeting of stockholders. The term of the Class A Director expires in 1999, the term of the Class B Director expires in 2001 and the term of the Class C Director expires in 2000.

      Audit Committee. During the past year, the Audit Committee was composed of Malcolm D. Finks, a Director who was not an employee of the Company. The Audit Committee met once during the year. The duties of the Audit Committee are to review and approve the scope of the annual audit of financial statements by the independent auditors prior to public release of the annual financial statements; consult with the independent auditors and the accounting staff of the Company with respect to the adequacy of internal controls; and make a recommendation to the Board as to which public accounting firm should be engaged as independent auditors for the forthcoming year. The Audit Committee also has the authority to review any other financial matters that it deems appropriate to its function and to report its findings to the Board.

      Nominating Committee. The Company does not have a Nominating Committee. The Board of Directors will consider recommendations that are submitted to it by shareholders received within one year prior to the date a vacancy is to be filled. In order for a recommendation by a shareholder to be considered, it must meet the following requirements: (1) the shareholder making the recommendation must be a registered shareholder of record; (2) the recommendation must be submitted in writing; (3) the recommendation must include a description of the nominees, including the person's qualifications to serve as a Director; and (4) the recommendation must include a statement indicating the nominee's willingness to serve.

      Meetings. The Board of Directors met four times in fiscal 1998 and all Directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which they serve.

                     THE MERGER AND THE MERGER AGREEMENT

      The following is a summary of material terms of the Merger and the Merger Agreement, a copy of which is attached hereto as Appendix A and incorporated by reference herein. All references to and summaries of the Merger Agreement in this Proxy Statement are qualified in their entirety by reference to the Merger Agreement. Stockholders are urged to read the Merger Agreement carefully and in its entirety.

                            MERGER CONSIDERATION

      Subject to certain provisions as described herein with respect to shares of Common Stock owned by the Company and MergerCo, and with respect to Dissenting Shares, at the Effective Time each issued and outstanding share of Common Stock will be converted into the right to receive from the Company following the Merger $.27 in cash.

      Immediately prior to the Merger, Charles J. Housman, Chairman of the Board, President and Chief Executive Officer and Edward L. Housman, a Director and President of Automatic Radio International Corp., a wholly owned subsidiary of the Company, together with all members of their families or affiliates and the families or affiliates of the late Herbert
E. Housman and the late Frank M. Housman, who are stockholders of the Company will contribute 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock will be converted into common stock of the Surviving Corporation.

      Any shares of Common Stock held by MergerCo or held in the Company's treasury will automatically be canceled at the Effective Time and will cease to exist and no Merger Consideration will be delivered in exchange therefor.

      Upon consummation of the Merger and these related transactions, immediately following the Merger, it is currently expected that (x) Charles
J. Housman and Edward L. Housman together with their families and affiliates and the families or affiliates of the late Herbert E. Housman and the late Frank M. Housman will own 100.0% of the outstanding common stock of the Surviving Corporation and (y) the Housman Realty Trust will own 100.0% of the outstanding Series A Preferred Stock of the Surviving Corporation.

                        EFFECTIVE TIME OF THE MERGER

      The Merger will become effective upon the filing of the Articles of Merger with the Secretary of State of the Commonwealth of Massachusetts or such later date as is specified in such Articles of Merger. The filing of the Articles of Merger will occur as soon as practicable on or after the satisfaction or waiver of the conditions to the Merger specified in the Merger Agreement unless another date is agreed to by the Company and MergerCo. Subject to certain limitations, the Merger Agreement may be terminated by either MergerCo or the Company. See "-- Conditions to the Merger" and "-- Termination."

                            CONVERSION OF SHARES

      The conversion of shares of Common Stock (other than Dissenting Shares) into the Merger Consideration will occur at the Effective Time. As soon as practicable after the Effective Time, the Company will mail to each holder of an outstanding certificate or certificates at such time which prior thereto represented shares of Common Stock, a check representing the Merger Consideration. After the Effective Time, there will be no further transfer on the records of the Company of certificates representing shares of Common Stock which have been converted, in whole or in part, pursuant to the Merger Agreement into the right to receive cash. Each certificate for shares for Common Stock will be deemed at any time after the Effective Time to represent only the right to receive the consideration contemplated by the Merger Agreement. No interest will be paid or will accrue on any cash payable as consideration in the Merger.

                            ACCOUNTING TREATMENT

      It is intended that the Merger will be treated as a recapitalization for financial reporting purposes. Accordingly, the historical basis of the Company's assets and liabilities will not be impacted by the transaction.

                       REPRESENTATIONS AND WARRANTIES

      The Merger Agreement contains customary representations and warranties of the Company with respect to the Company and its subsidiary relating to, among other things, (a) organization, standing and similar corporate matters; (b) the authorization, execution, delivery, performance and enforceability of the Merger Agreement; (c) the Company's capital structure; (d) documents filed by the Company with the Commission and the accuracy of information contained therein; (e) the absence of any violation, breach, termination, acceleration or default (i) under certain agreements to which the Company is a party, (ii) under the Restated Articles of Organization or Bylaws, as amended, of the Company or (iii) under any federal, state, local or foreign order, writ, injunction, judgment, award, decree, statue, law, rule or regulation applicable to the Company; (f) the absence of the need for governmental approvals and consents in connection with the Merger Agreement; (g) the accuracy of information supplied by the Company in connection with this Proxy Statement and any related schedules; (h) the absence of certain changes or events since September 30, 1998, including material adverse changes with respect to the Company; (i) the absence of undisclosed liabilities; (j) pending or threatened material litigation, certain labor matters and compliance with applicable laws; (k) benefit plans and other matters relating to the Employee Retirement Income Security Act of 1974, as amended, and employment matters; (l) title to owned personal property and valid leasehold and subleasehold interests in leased real or personal property; (m) filing of tax returns and payment of taxes; (n) environmental matters; (o) insurance matters; (p) receipt of an opinion of the Company's financial adviser; (q) brokers' fees and expenses; (r) ownership of or rights to use Company intellectual property; (s) material contracts; (t) takeover statutes and
(u) the accuracy of information provided to MergerCo.

      The Merger Agreement also contains customary representations and warranties of MergerCo relating to, among other things, (a) organization, standing and similar corporate matters; (b) the authorization, execution, delivery, performance and enforceability of the Merger Agreement and related matters; (c) the accuracy of information supplied by MergerCo in connection with this Proxy Statement and any related schedules; (d) the absence of the need for governmental approvals and consents in connection with the Merger Agreement; (e) brokers' fees and expenses; and (f) the business of MergerCo outside the consummation of the transactions contemplated by the Merger Agreement.

                   CONDUCT OF BUSINESS PENDING THE MERGER

      Pursuant to the Merger Agreement, the Company made various customary covenants relating to the conduct of its business prior to the Merger. The Company has agreed that, prior to the Effective Time, unless MergerCo agrees otherwise in writing, as required by the Merger Agreement or applicable law or as required by a material contract, it will conduct its business and will cause its subsidiary to conduct its business in the ordinary course of business and in a manner consistent with past practice and, to the extent consistent therewith, will use all reasonable efforts to preserve substantially intact its business organization, and preserve its relationships with customers, suppliers, employees and creditors. In the Merger Agreement, the Company has further agreed, among other things, that prior to the Effective Time it will not and it will cause its subsidiary to not: (a) amend its charter or bylaws or similar organizational documents;
(b) issue, sell, grant, transfer, pledge, dispose of or encumber any shares of capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of capital stock in the Company or its subsidiary; (c) sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of any assets of the Company or its subsidiary (except in the ordinary course of business consistent with past practice); (d) declare, set aside, make or pay any dividend or other distribution in respect of any of its capital stock; (e) purchase, repurchase, redeem or otherwise acquire, any of its securities or any securities of its subsidiary; (f) acquire any corporation, partnership or other business organization or division or any equity interest therein;
(g) incur any long-term indebtedness or any short-term indebtedness other than under lines of credit existing on ______ __, 1999 (except in certain limited circumstances in the ordinary course of business, consistent with past practice); (h) enter into or amend any material contract or agreement that provides for the exclusive arrangement with a third party that is substantially more restrictive on the Company or its subsidiary or substantially less advantageous to the Company or its subsidiary than arrangements existing as of _____ __, 1999; (i) increase the compensation payable or to become payable to its officers or management employees except for increases in salary or wages consistent with past practice; (j) adopt, enter into, or amend or increase, accelerate the payment or vesting of, the amounts, benefits or rights under any severance, termination, bonus, profit sharing, deferred compensation, stock option, or other equity based or other material employee compensation or benefit plan; (k) except as may be required as a result of a change in generally accepted accounting principles, take any action to change accounting policies or procedures;
(l) make any material tax election inconsistent with past practice or settle or compromise or amend any material federal, state, local or foreign tax liability; or (m) take, or agree in writing or otherwise to take, any of the actions described in this paragraph, or any action which would make any of the representations or warranties of the Company contained in the Merger Agreement untrue or incorrect or prevent the Company from performing or cause the Company not to perform its covenants thereunder.

     COOPERATION AND BEST EFFORTS; CONDUCT OF BUSINESS AFTER THE MERGER

      Pursuant to the Merger Agreement and subject to certain conditions and limitations described therein, the parties have agreed to cooperate with each other and use their respective reasonable best efforts to take certain specified and other actions so that the transactions contemplated by the Merger Agreement may be consummated as soon as practicable. The parties have also agreed that until one year after the Effective Time of the Merger, the Surviving Corporation shall not be a party to any merger, reorganization, liquidation, relocation of operations, sale or transfer of assets not in the ordinary course of business, or any other material changes in its corporate structure.

                              INDEMNIFICATION

      The Merger Agreement provides that the Articles of Organization and Bylaws of the Surviving Corporation will contain the provisions with respect to indemnification set forth in the Restated Articles of Organization and Bylaws, as amended, of the Company on the date of the Merger Agreement, which provisions may not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would adversely affect the rights thereunder of individuals who on or prior to the Effective Time were directors, officers, employees or agents of the Company, unless such modification is required by law.

      The Merger Agreement also provides that after the Effective Time, the Surviving Corporation will indemnify and hold harmless each present and former director, officer or employee of the Company and its subsidiary against any expenses, losses, claims, damages or liabilities, arising out of acts or omissions occurring at or prior to the Effective Time, to the same extent as provided in the Company's Restated Articles of Organization or Bylaws, as amended, or any applicable contract or agreement as in effect on the date of the Merger Agreement, in each case for a period of six years after the date of the Merger Agreement.

                          CONDITIONS TO THE MERGER

      All Parties. Pursuant to the Merger Agreement, the respective obligations of each party to effect the merger are subject to the satisfaction or waiver of the following conditions at or prior to the Effective Time; (i) no statute, rule, order, decree, regulation temporary restraining order, preliminary or permanent injunction or other order having been enacted, entered, promulgated, enforced or issued by any court or governmental authority of competent jurisdiction or otherwise being in effect which prohibits, restrains, enjoins or restricts the consummation of the Merger; and (ii) all authentications, consents and approvals required to be obtained prior to consummation of the merger shall have been obtained except for such authentications, consents and approvals the failure of which to be obtained would not have a material adverse effect on the Company.

      MergerCo. MergerCo's obligation to effect the Merger is further subject to the satisfaction or waiver of the following conditions: (i) the representations and warranties of the Company contained in the Merger Agreement being true and correct in all material respects at and as of the Effective Time (except for changes contemplated by the Merger Agreement and except to the extent such representations and warranties speak as of an earlier date); (ii) the Company having performed or complied in all material respects with all agreements and covenants required to be complied with by it under the Merger Agreement at or prior to the Effective Time;
(iii) holders of no more than 10% of the outstanding shares of the Common Stock having perfected their dissenters' rights in accordance with Sections 85-95 of the MBCL; and (iv) there being no material adverse effect on the business, assets, condition (financial or other) or results of operations of the Company since September 30, 1998.

      The Company. The obligation of the Company to effect the Merger is further subject to the representations and warranties of MergerCo set forth in the Merger Agreement being true and correct in all material respects as of the Effective Time (except for changes contemplated by the Merger Agreement and except to the extent such representations and warranties speak as of an earlier date), and MergerCo having performed all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time.

                                 TERMINATION

      The Merger Agreement may be terminated and the Merger abandoned prior to the Effective Time: (i) upon the mutual consent of the Company and MergerCo; (ii) by either the Company or MergerCo, if the Merger is not completed by September 30, 1999 (provided that this right to terminate shall not be available to a party whose failure to fulfill any obligation under the Merger Agreement has been the cause of such delay); (iii) by either the Company or MergerCo if a court or other governmental body has issued a nonappealable final statute, order, decree or regulation permanently restraining, enjoining or otherwise legally prohibiting the Merger; (iv) by either the Company or MergerCo, if the holders of at least two-thirds of the Common Stock and Preferred Stock entitled to vote fail to approve and adopt the Merger Agreement and the Merger; (v) by MergerCo, if the Board of Directors of the Company withdraws or modifies its recommendation of the Merger Agreement or the Merger in a manner adverse to MergerCo; or (vi) by either the Company or MergerCo, upon 15 days' prior written notice, if the other party breaches or fails to comply with any of its material representations or warranties or obligations under the Merger Agreement such that the conditions to the obligations of the terminating party would be incapable of being satisfied by the Effective Time of the Merger.

                              AMENDMENT; WAIVER

      The Merger Agreement provides that it may be amended only by written agreement of both the Company and MergerCo at any time prior to the Effective Time; provided, however, that, after the stockholders have approved the Merger Agreement and the Merger at the Special Meeting, no such amendment is permitted which materially adversely affects the rights of the stockholders, without first obtaining further approval of the stockholders. The Merger Agreement further provides that, at any time prior to the Effective Time, the parties to the Merger Agreement, by action taken or authorized by their respective Boards of Directors, may, by written agreement signed by the party to be bound, (i) extend the time for the performance of any of the obligations or other acts of the other party thereto, (ii) waive any inaccuracies in the representations and warranties of any other party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement or (iii) waive compliance by any other party with any of the conditions and agreements contained in the Merger Agreement.

                        DESCRIPTION OF CAPITAL STOCK

      The Company is currently authorized by its Restated Articles of Organization to issue an aggregate of 6,000,000 shares of Common Stock and 100,000 shares of preferred stock. By the terms of the Restated Articles of Organization, the Board has the authority to establish one or more series of preferred stock and, with respect to such series, to fix the terms of such series.

                           ARMATRON CAPITAL STOCK

Common Stock
------------

      The following is a summary of certain of the rights and privileges pertaining to the Common Stock. For a full description of Common Stock, reference is made to the Company's Restated Articles of Organization and Bylaws, as amended, as currently in effect, copies of which are on file with the Commission.

Voting Rights

      Holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders. Approval of matters brought before the stockholders requires the affirmative vote of a majority of shares present and entitled to vote, except where a greater or lesser voting percentage may otherwise be required by law or the Restated Articles of Organization. The Restated Articles of Organization require either the affirmative vote of at least two-thirds of the outstanding voting shares of the Company or the affirmative vote of at least 80% of the voting shares of the Company, depending upon the vote of the directors of the Company, to approve certain business combinations or other transactions which would effect a change of ownership or control of the Company.

      The directors of the Company are classified into three staggered classes. Directors may only be removed for cause and such removal, increase in the size of the Board and filling of vacancies on the Board may be made only by the affirmative vote of at least 80% of the directors then in office or the affirmative vote of the holders of at least 80% of the outstanding voting shares of the Company.

Dividend Rights

      Holders of Common Stock are entitled to participate in dividends as and when declared by the Board out of funds legally available therefor.

Liquidation Rights

      Subject to the rights of creditors and holders of preferred stock, holders of Common Stock are entitled to share ratably in a distribution of assets of the Company upon any liquidation, dissolution or winding up of the Company.

Series A Convertible Preferred Stock
------------------------------------

      Pursuant to the Company's Restated Articles of Organization, the Board created the Preferred Stock on April 20, 1999. The following is a summary of certain of the rights and privileges pertaining to the Preferred Stock. For a full description of the Preferred Stock, reference is made to the Company's Restated Articles of Organization and Bylaws, as amended, as currently in effect, copies of which are on file with the Commission.

Voting Rights

      In addition to any voting rights required by law, holders of Preferred Stock are entitled to 1,000 votes (subject to adjustment) per share on all matters submitted to a vote of stockholders. The holders of shares of Preferred Stock and the holders of Common Stock shall vote together as one class on all matters except as otherwise required by law or in the Restated Articles of Organization. As long as any shares of Preferred Stock are outstanding, the Company may not (i) increase or decrease the number of shares of Preferred Stock authorized; (ii) reclassify, authorize or issue any shares of preferred stock or other convertible securities having any rights, preferences or privileges superior to or on parity with the Preferred Stock; (iii) pay a dividend or other distribution on or repurchase or acquire any Common Stock, directly or indirectly; or (iv) liquidate, sell, consolidate or merge the Company without first obtaining the affirmative vote or written consent of the holders of 66 2/3% of the outstanding Preferred Stock, with certain exceptions. The terms of Preferred Stock may be amended with the consent of the holders of 66 2/3% of the outstanding shares of Preferred Stock.

Dividend Rights

      Holders of Preferred Stock are entitled to receive, out of funds legally available therefor, quarterly dividends payable in cash on the last day of March, June, September and December (the "Quarterly Dividend Payment Date"), at the rate of 10% per annum multiplied by $2,000,100. Dividends shall accrue and compound on a daily basis and be cumulative on outstanding shares of Preferred Stock from the date of issuance of the Preferred Stock.

Liquidation Rights

      Upon any voluntary liquidation, dissolution, or winding up of the Company, no distribution shall be made to the holders of any shares of stock ranking junior to the Preferred Stock unless, prior to such distribution, the holders of Preferred Stock shall have received an amount equal to $300 plus all accrued and unpaid dividends and distributions thereon.

Conversion Rights

      Each share of Preferred Stock shall be convertible, at the option of the holder thereof at any time. Each share of Preferred Stock shall be converted automatically in the event of (i) the conversion of 75% of all outstanding shares of Preferred Stock into Common Stock or (ii) the closing of a firm commitment underwritten public offering. Each share of Preferred Stock will be converted into 1,000 shares of Common Stock, subject to adjustment upon certain events.

Antidilution Adjustments

      The number of shares of Common Stock into which the Preferred Stock shall be convertible shall be adjusted pursuant to a weighted average basis in the event of a dilutive issuance of Common Stock.

                   CAPITAL STOCK OF SURVIVING CORPORATION

      The Surviving Corporation will be authorized by its Articles of Organization to issue an aggregate of 190,000 shares of common stock, par value $.01 per share, and 10,000 shares of preferred stock, par value $.01 per share. By the terms of the Articles of Organization, the Board has the authority to establish one or more series of preferred stock and, with respect to such series, to fix the terms of such series.

Common Stock
------------

      The following is a summary of certain of the rights and privileges pertaining to the common stock of the Surviving Corporation.

Voting Rights

      Holders of common stock of the Surviving Corporation are entitled to one vote per share on all matters submitted to a vote of stockholders. Approval of matters brought before the stockholders requires the affirmative vote of a majority of shares present and entitled to vote, except where a greater or lesser voting percentage may otherwise be required by law or the Articles of Organization.

Dividend Rights

      Holders of common stock of the Surviving Corporation are entitled to participate in dividends as and when declared by the Board of Directors of the Surviving Corporation out of funds legally available therefor.

Liquidation Rights

      Subject to the rights of creditors and holders of preferred stock of the Surviving Corporation, holders of common stock of the Surviving Corporation are entitled to share ratably in a distribution of assets of the Surviving Corporation upon any liquidation, dissolution or winding up of the Surviving Corporation.

Series A Convertible Preferred Stock
------------------------------------

      The following is a summary of certain of the rights and privileges pertaining to the Series A Preferred Stock of the Surviving Corporation.

Voting Rights

      In addition to any voting rights required by law, holders of Series A Preferred Stock of the Surviving Corporation are entitled to 10 votes (subject to adjustment) per share on all matters submitted to a vote of stockholders. The holders of shares of Series A Preferred Stock of the Surviving Corporation and the holders of common stock of the Surviving Corporation shall vote together as one class on all matters except as otherwise required by law or in the Articles of Organization. As long as any shares of Series A Preferred Stock of the Surviving Corporation are outstanding, the Company may not (i) increase or decrease the number of shares of Series A Preferred Stock of the Surviving Corporation authorized;
(ii) reclassify, authorize or issue any shares of preferred stock or other convertible securities having any rights, preferences or privileges superior to or on parity with the Series A Preferred Stock of the Surviving Corporation; (iii) pay a dividend or other distribution on or repurchase or acquire any common stock, directly or indirectly; or (iv) liquidate, sell, consolidate or merge the Surviving Corporation without first obtaining the affirmative vote or written consent of the holders of 66 2/3% of the outstanding Series A Preferred Stock of the Surviving Corporation, with certain exceptions. The terms of the Series A Preferred Stock of the Surviving Corporation may be amended with the consent of the holders of 66 2/3% of the outstanding shares of Series A Preferred Stock of the Surviving Corporation.

Dividend Rights

      Holders of Series A Preferred Stock of the Surviving Corporation are entitled to receive, out of funds legally available therefor, quarterly dividends payable in cash on the last day of March, June, September and December (the "Quarterly Dividend Payment Date"), at the rate of 10% per annum multiplied by $2,000,100. Dividends shall accrue and compound on a daily basis and be cumulative on outstanding shares of Series A Preferred Stock of the Surviving Corporation from the date of issuance of the Series A Preferred Stock of the Surviving Corporation.

Liquidation Rights

      Upon any voluntary liquidation, dissolution, or winding up of the Surviving Corporation, no distribution shall be made to the holders of any shares of stock ranking junior to the Series A Preferred Stock of the Surviving Corporation unless, prior to such distribution, the holders of Series A Preferred Stock of the Surviving Corporation shall have received an amount equal to $300 plus all accrued and unpaid dividends and distributions thereon.

Conversion Rights

      Each share of Series A Preferred Stock of the Surviving Corporation shall be convertible, at the option of the holder thereof at any time.
Each share of Series A Preferred Stock of the Surviving Corporation shall be converted automatically in the event of (i) the conversion of 75% of all outstanding shares of Series A Preferred Stock of the Surviving Corporation into common stock or (ii) the closing of a firm commitment underwritten public offering. Each share of Series A Preferred Stock of the Surviving Corporation will be converted into 10 shares of common stock, subject to adjustment upon certain events.

Antidilution Adjustments

      The number of shares of common stock of the Surviving Corporation into which the Series A Preferred Stock of the Surviving Corporation shall be convertible shall be adjusted pursuant to a weighted average basis in the event of a dilutive issuance of common stock of the Surviving
Corporation.

                            REGULATORY APPROVALS

      The Company knows of no federal or state regulatory requirements that must be complied with or approvals that must be obtained in order to consummate the Merger, other than the filing of the Articles of Merger with the Secretary of State of the Commonwealth of Massachusetts.

                   MANAGEMENT OF THE COMPANY AND MERGERCO

      The following sets forth the ages, principal occupation and present position of each of the directors and executive officers of the Company.

EDWARD L. HOUSMAN      Age 77, Class A Director, principal occupation:
                       President of Automatic Radio International Corp.
                       since 1969 (a wholly-owned subsidiary of the Company which deals with the international sales of the Company's products). Mr. Housman has been actively engaged in various aspects of the Company's business for more than 30 years, and has served as a Director of Armatron International, Inc. continuously since
                       1959.  Mr. Housman is the brother of Charles J.
                       Housman, the President and Chairman of the Company.

CHARLES J. HOUSMAN     Age 71, Class B Director, principal occupation:
                       President and Chairman of the Board of Armatron
                       International, Inc. since 1987. Mr. Housman has been actively engaged in various aspects of the Company's business for more than 30 years and has served as a Director of Armatron International, Inc.
                       continuously since 1960. Mr. Housman is the brother of Edward L. Housman, the Class A Director of the
                       Company.

MALCOLM D. FINKS       Age 60, Class C Director, principal occupation:
                       member of the law firm of Bass, Doherty & Finks
                       P.C., Boston, Massachusetts, since April 1, 1999 and a member of the law firm of Englander, Finks, Ross, Cohen & Brander, P.C., Boston, Massachusetts from
                       1970 until 1999. On July 7, 1998 Mr. Finks was appointed to the Board upon the death of Mr.
                       Englander, the former Class C Director. Mr. Finks was also elected Clerk of the Company in July 1998.
                       Mr. Finks is the sole member of the Company's Audit
                       Committee.

SAL DeYOREO            Age 73, joined Armatron in 1972 and has served as
                       Vice President since 1976. Mr. DeYoreo is responsible for the marketing, sales, engineering and product development of the Flowtron Outdoor
                       Products Division.


      The following sets forth the present position of each of the Directors and executive officers of the MergerCo.

         EDWARD L. HOUSMAN      Director

         CHARLES J. HOUSMAN     Director, President and Treasurer

         MALCOLM D. FINKS       Director and Clerk

      The Surviving Corporation will have the same executive officers and Board of Directors as the Company except that the Board of Directors shall not be classified.

                           EXECUTIVE COMPENSATION

                         SUMMARY COMPENSATION TABLE

      The following table sets forth all cash compensation paid or accrued by the Company to each of its three most highly compensated executive officers for services rendered during the last three fiscal years:

                                         Annual Compensation
                              -----------------------------------------
Name and                                                  All Other
Principal Position            Year     Salary($)     Compensation($)(1)
------------------            ----     ---------     ------------------

Charles J. Housman            1998     $    -0-            $7,961
CEO                           1997     $    -0-            $7,382
                              1996     $    -0-            $7,112

Sal DeYoreo                   1998     $107,363            $  -0-
Vice President                1997     $105,000            $  -0-
                              1996     $105,000            $  -0-

Edward L. Housman             1998     $    -0-            $7,952
President, Automatic Radio    1997     $    -0-            $7,382
International Corp.           1996     $    -0-            $7,112

<F1>  Other compensation consists of automobile allowances, as well as medical and dental benefits. The Company provides medical and dental benefits to the executive officers that are generally available to Company employees. The amount of perquisites, as determined in accordance with the rules of the Commission relating to executive compensation, did not exceed the lesser of $50,000 or 10% of salary for fiscal 1998.

                       STOCK OPTIONS AND RELATED SARS

      The Company's 1981 Non-Qualified Stock Option Plan which terminated on December 1, 1990, provided for the granting of options to purchase the Company's Common Stock and related stock appreciation rights (SARs) to the salaried officers and other employees of the Company. No option or stock appreciation rights were granted after the plan terminated. For the period October 1, 1997 to September 30, 1998, no stock options were granted or exercised. None of the options held by any named executive officer were in-the-money as of September 30, 1998.

                                BENEFIT PLANS

Armatron Executive Retirement Plan
----------------------------------

      The Armatron Executive Retirement Plan ("Retirement Plan") provides for the payment of retirement benefits to certain senior executives of the Company. Under the Retirement Plan, upon reaching age 65, an eligible employee will receive an annual retirement benefit payment in an amount equal to 1-1/2% of his final average compensation multiplied by the number of years of benefit service (not to exceed thirty years) minus 1-2/3% of his primary Social Security benefit, multiplied by the number of years of benefit service (not to exceed thirty years). Final average compensation is defined in the Retirement Plan as the average of the five highest calendar years of salary during the ten years preceding retirement. Years of benefit service include all years and months of service completed with the Company after October 1, 1983. Payments under the Retirement Plan will be made during the life of the eligible employee, provided that a minimum of ten years of payments shall be made during the life of the eligible employee or, in the event the employee dies, to a designated beneficiary. In the event an employee terminates his employment prior to reaching age 65, he will be entitled to receive payments under the Retirement Plan at age 65 if he has completed ten years of vesting service. Vesting service is defined as all years and months of service completed with the Company after September 30, 1978. As of March 1, 1994 the Executive Retirement Plan was temporarily suspended. As of September 30, 1998 no date has been established for removing the suspension.

      The following table shows the estimated annual benefits payable under the Retirement Plan to persons in specified average compensation and years of service classifications. The amounts shown have not been reduced to reflect the offset amounts based upon primary Social Security benefits. Average compensation for purposes of computing benefits under the Retirement Plan, age, years of benefit service and years of vesting service as of September 30, 1998, for the three officers named in the compensation table are as follows: Charles J. Housman-$115,000, age 71, 10 years and 15 years; Sal DeYoreo-$106,000, age 73, 10 years and 15 years; and Edward L. Housman-$96,000, age 77, 10 years and 15 years.

      Years of                   Average Compensation
      Benefit       ----------------------------------------------
      Service       $75,000     $100,000     $125,000     $150,000
      --------      -------     --------     --------     --------

      5             $ 5,625     $ 7,500      $ 9,375      $11,250
      10             11,250      15,000       18,750       22,500
      15             16,875      22,500       28,125       33,750
      20             22,500      30,000       37,500       45,000
      30 & over      33,750      45,000       56,250       67,500


Armatron International, Inc. Dreyfus 401(k) Profit Sharing Plan
---------------------------------------------------------------

      On July 1, 1989, the Company established a 401(k) Profit Sharing Plan and Trust (the "Profit Sharing Plan"), which plan qualifies under Section 401(k) of the Internal Revenue Code for favorable tax treatment as long as the Profit Sharing Plan annually meets a special, non-discrimination test. This test is designed to assure a fair mix of contributions among employees at all income levels. In November 1994 the Company changed the plan name to and adopted the Armatron International, Inc./Dreyfus 401(k) Profit Sharing Plan and Trust.

        COMPENSATION COMMITTEE, INTERLOCKS AND RELATED PARTICIPATION

      The Company does not have a compensation committee. The Board of Directors of the Company establishes the salary and other compensation for the Company's executive officers. Both Edward Housman and Charles Housman are executive officers of the Company and members of the Company's Board of Directors. They both participated in discussions regarding executive officer compensation, including the compensation of Sal DeYoreo. However, neither Edward Housman nor Charles Housman received any salary in fiscal 1998.

                      REPORT ON EXECUTIVE COMPENSATION

      The Company does not have a compensation committee, the Board of Directors establishes the executive compensation policies of the Company and establishes both the compensation plans and specific compensation levels of executive officers. The executive compensation program is comprised of base salary and various benefits, including an executive retirement benefit plan, life insurance, health insurance and another retirement plan generally available to employees of the Company.

      Charles J. Housman was appointed Chief Executive Officer in 1987. As of March 1, 1995, Mr. Housman has waived his base salary and has received no bonus.

THE BOARD OF DIRECTORS

Charles J. Housman
Edward L. Housman
Malcolm D. Finks

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company paid to the firm of Englander, Finks, Ross, Cohen & Brander, P.C., approximately $60,000 for legal services rendered to the Company during each of the fiscal years ended September 30, 1998, 1997 and 1996. Malcolm D. Finks, Clerk and a director of the Company, was a member of that firm at the time the fees were incurred. The Company paid to the firm of Englander, Finks, Ross, Cohen & Brander, P.C. approximately $30,000 for legal services rendered to the Company during fiscal 1999. The Company anticipates that fees to Bass, Doherty & Finks P.C. will be approximately $30,000 during fiscal 1999.

      The Company has a $7,000,000 line of credit arrangement with the Housman Realty Trust operated for the benefit of the Company's principal shareholders. The sole trustee of such trust and one of the beneficiaries is Malcolm D. Finks, Clerk and a director of the Company. Charles J. Housman and Edward L. Housman together with their families and affiliates are also beneficiaries of such trust. This line of credit, with interest payable at 10%, requires monthly payments of interest only, is payable in full on October 1, 1999 and is collateralized by all assets of the Company. The Company had $4,715,000 outstanding under this line of credit at March 31, 1999 and owed interest of $1,633,000. On April 20, 1999, the Housman Realty Trust purchased 6,667 shares of Preferred Stock in exchange for the cancellation of $2,000,100 of the principal amount of the debt owed to it by the Company.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's executive officers, directors, and persons who beneficially own more than 10% of a registered class of the Company's equity securities file with the Commission initial reports of ownership and reports of any changes in ownership of common stock and other equity securities of the Company. To the Company's knowledge, based solely on its review of copies of reports filed by persons ("Reporting Persons") required to file such reports pursuant to Section 16(a) of the Exchange Act, the Company believes that all filings required to be made by Reporting Persons of the Company were timely made in accordance with the requirements of the Exchange Act except, through oversight, a Form 3, Initial Statement of Beneficial Ownership of Securities, for Malcolm D. Finks, a director of the Company, which was not filed until March 1999 and reported no beneficial ownership of equity securities of the Company.

           COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN FOR THE
                        YEAR ENDED SEPTEMBER 30, 1998

      The following graph shows a five-year comparison of cumulative total returns for the Company, The AMEX Market Index and Peer Group Index. The Peer Group is comprised of the following securities: AXCESS Inc.; Britesmile, Inc.; Datakey, Inc.; ECC International Corp.; Evans & Sutherland Computer Corporation; Firearms Training Systems, Class A; Isomet Corporation; Laser Corporation; NewCom Inc.; Philips Electronics NV; Quad Systems Corporation; Relm Wireless Corp.; ROFIN-SINAR Technologies, Inc.; Standard Motor Products, Inc.; United Industrial Corporation.

             Comparative Five-Year Cumulative Total Return Among
     Armatron International, Inc., AMEX Market Index and Six Code Index

                                                          FISCAL YEAR ENDING
                                  ------------------------------------------------------------------
COMPANY/INDEX/MARKET               1993        1994        1995        1996        1997        1998
--------------------               ----        ----        ----        ----        ----        ----

Armatron International, Inc.      100.00       53.59      303.12       52.39       78.68       17.46
SIC Code Index                    100.00      143.30      222.34      175.11      405.37      260.18
AMEX Market Index                 100.00      101.92      122.80      127.81      155.42      135.76

Assumes $100 invested on October 1, 1993.
Assumes dividend reinvested fiscal year ending September 30, 1998.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                       PRE-MERGER BENEFICIAL OWNERSHIP

      The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 15, 1999, with respect to (i) each director and each executive officer of the Company named below;
(ii) all current directors and executive officers of the Company as a group; and (iii) each current beneficial owner of five percent or more of Common Stock.

                                  Amount and
                                  Nature of
                                  Beneficial        Percent of
       Name                       Ownership        Common Stock
       ----                       ----------       ------------

CHARLES J. HOUSMAN                 216,931(1)           8.8%

EDWARD L. HOUSMAN                  190,648(1)           7.7%

MALCOLM D. FINKS                 6,667,000(2)          73%

SAL DeYOREO                          1,000              *

All Executive Officers and       7,075,579             77%
Directors of the Company as
a group (4 persons)

THE HOUSMAN REALTY TRUST         6,667,000(3)          73%

--------------------
<F*>  Less than 1% of the outstanding Common Stock.

<F1>  Does not include 372,660 shares of Common Stock held by the estates of Frank M. Housman and Herbert E. Housman. Charles J. Housman and Edward L. Housman share voting power, but not investment power, with respect to such shares and disclaim beneficial ownership of such shares. Also does not include 604,048 shares of Common Stock held by the estate of David Housman, the deceased founder of the Company, and by relatives of Edward L. Housman and Charles J. Housman. Edward L. Housman and Charles J. Housman share informal voting control, but not investment power, with respect to such shares and disclaim beneficial ownership of such shares. Does not include 6,667 shares of Preferred Stock convertible into 6,667,000 shares of Common Stock held by the Housman Realty Trust.

<F2>  Represents 6,667,000 shares of Common Stock issuable upon conversion of
      6,667 shares of Preferred Stock held by the Housman Realty Trust of which Malcolm D. Finks is the sole trustee.

<F3>  Represents 6,667,000 shares of Common Stock issuable upon conversion of
      6,667 shares of Preferred Stock.

                      POST-MERGER BENEFICIAL OWNERSHIP

      The following table sets forth certain information regarding the beneficial ownership of common stock of the Surviving Corporation that will be outstanding immediately following the Merger.

                                  Amount and
                                  Nature of
                                  Beneficial        Percent of
       Name                       Ownership        Common Stock
       ----                       -----------      ------------

CHARLES J. HOUSMAN                 216,931(1)         15.7%

EDWARD L. HOUSMAN                  190,648(1)         13.7%

MALCOLM D. FINKS                 6,667,000(2)         82.8%

SAL DeYOREO                              0             *

All Executive Officers and       7,074,579            87.8%
Directors of the Company as
a group (4 persons)

HOUSMAN REALTY TRUST             6,667,000(3)         82.8%

--------------------
<F*>  Less than 1% of the outstanding Common Stock.

<F1>  Does not include 372,660 shares of Common Stock held by the estates of Frank M. Housman and Herbert E. Housman. Messrs. Charles J. Housman and Edward L. Housman share voting power, but not investment power, with respect to such shares and disclaim beneficial ownership of such shares. Also does not include 604,048 shares of Common Stock held by the estate of David Housman, the deceased founder of the Company, and by relatives of Messrs. Edward L. Housman and Charles J. Housman. Messrs. Edward L. Housman and Charles J. Housman share informal voting control, but not investment power, with respect to such shares and disclaim beneficial ownership of such shares. Does not include 6,667 shares of Preferred Stock convertible into 6,667,000 shares of Common Stock held by the Housman Realty Trust.

<F2>  Represents 6,667,000 shares of Common Stock issuable upon conversion of
      6,667 shares of Preferred Stock held by the Housman Realty Trust of which Malcolm D. Finks is the sole trustee.

<F3>  Represents 6,667,000 shares of Common Stock issuable upon conversion of
      6,667 shares of Preferred Stock.

                              FEES AND EXPENSES

      Estimated fees and expenses incurred or to be incurred by the Company and MergerCo in connection with the Merger are approximately as follows:


      Legal fees and expenses                         $ 80,000
      SEC filing fee                                  $    133
      Accounting fees and expenses                    $  7,000
      Financial Advisor Fees                          $ 27,000
      Printing and mailing fees and expenses          $ 15,000
      Exchange agent fees and expenses                $  7,000
      Miscellaneous expenses                          $ 27,867
                                                      --------
      Total                                           $164,000


      The Company will pay all of its expenses and the expenses of MergerCo. To date, the Company has paid fees and expenses totaling $29,000 in connection with the Merger and related transactions.

      The Company has agreed to pay Gordon Associates a fee of $27,000 plus out-of-pocket expenses for services rendered in connection with the Merger. The Company has also agreed to indemnify and hold harmless Gordon Associates and its officers, directors, employees and consultants from and against any and all liabilities arising out of its engagement, except where Gordon Associates is found, pursuant to final judgment or administrative order or finding, to have acted with bad faith or material negligence.

                              MERGER FINANCINGS

                         SOURCE AND AMOUNT OF FUNDS

      The Company expects that approximately $455,000 will be required to
(i) finance the payment of the Merger Consideration and (ii) pay the fees and expenses expected to be incurred in connection with the Merger. It is contemplated that at the Effective Time, the Company expects to have at least $1 million of cash on-hand to use in connection with the Merger. The Company has such cash on-hand because the Housman Realty Trust has allowed the Company to defer the required debt service on the promissory note due to Housman Realty Trust by the Company. The following table illustrates the estimated sources and uses of funds necessary to consummate the Merger.


            SOURCES
            -------
            Cash                                $455,000
                                                --------
            Total Sources                       $455,000
                                                ========

            USES
            ----
            Purchase of Common Stock            $291,000
            Estimated Fees and Expenses         $164,000
                                                --------
            Total Uses                          $455,000
                                                ========

                        SALE OF MERGERCO COMMON STOCK

      Immediately prior to the Merger, Charles J. Housman, Chairman of the Board, President and Chief Executive Officer and Edward L. Housman, a Director and President of Automatic Radio International Corp., a wholly owned subsidiary of the Company, together with all members of their families or affiliates and the families or affiliates of the late Herbert
E. Housman and the late Frank M. Housman, who are stockholders of the Company will contribute 1,384,277 shares of Common Stock to MergerCo in exchange for 13,842.77 shares of MergerCo Common Stock. In the Merger, all such shares of MergerCo Common Stock will be converted into common stock of the Surviving Corporation as described above. See "Special Factors-- Interests of Certain Persons in the Merger." Each share of MergerCo Common Stock will be converted into one share of common stock of the Surviving Corporation in the Merger.

                                  MERGERCO

      MergerCo is a newly formed Massachusetts corporation that was organized in connection with the transactions contemplated by the Merger Agreement. MergerCo is a nonsubstantive transitory merger vehicle that will be merged out of existence at the Effective Time. Accordingly, it is not expected to have significant assets or liabilities (other than arising under the Merger Agreement or in connection with the Merger) or to engage in any activities (other than those incident to its formation and the Merger). The authorized capital stock of MergerCo consists of 190,000 shares of common stock, par value $0.01 per share, and 10,000 shares of preferred stock, par value $0.01 per share, of which no shares are currently outstanding.

      The principal executive offices of MergerCo are 2 Main Street, Melrose, MA 02176.

                              APPRAISAL RIGHTS

      Set forth below is a summary of the procedure that a Dissenting Stockholder must follow in order to seek to exercise appraisal rights. The information contained below with respect to stockholders' appraisal rights is qualified in its entirety by reference to the applicable sections of the MBCL, which are attached to this Proxy Statement as Appendix C. A person having a beneficial interest in shares of the Company that are held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect whatever appraisal rights the beneficial owner may have. THIS DISCUSSION AND APPENDIX C SHOULD BE REVIEWED CAREFULLY BY ANY STOCKHOLDER WHO WISHES TO EXERCISE STATUTORY APPRAISAL RIGHTS OR WHO WISHES TO PRESERVE THE RIGHT TO DO SO. FAILURE STRICTLY TO COMPLY WITH ANY OF THE PROCEDURAL REQUIREMENTS OF SECTIONS 85 THROUGH 98 OF THE MBCL COULD RESULT IN A TERMINATION OR WAIVER OF APPRAISAL RIGHTS UNDER SECTIONS 85 THROUGH 98 OF THE MBCL.

      Sections 85 through 98, inclusive, of the MBCL contain provisions which, in the case of a merger of a corporation organized under Massachusetts law, grant to Dissenting Stockholders who comply with the procedures specified in these sections the right to receive payment in cash equal to the "fair value" of their shares. The principal provisions of the statute are summarized below. This summary is qualified in its entirety by the provisions of Sections 85 through 98 of the MBCL, which are annexed as Appendix C to this Proxy Statement and should be carefully reviewed by holders of Common Stock.

      To claim appraisal rights, a Dissenting Stockholder must (a) file a written objection to the Merger and the transactions contemplated thereby prior to the stockholder vote, stating that such Dissenting Stockholder intends to demand payment for his or her shares of Common Stock if the Merger is consummated, (b) not vote such Dissenting Stockholder's shares in favor of approval of the Merger and the transactions contemplated thereby, and (c) in the event the Merger and the transactions contemplated thereby are approved by the stockholders and consummated, demand in writing payment for such shares of Common Stock from the Company within 20 days after the date of mailing to the Dissenting Stockholder of a notice that the Merger has become effective. Such notice is to be mailed by registered or certified mail by Merger within 10 days of the Effective Time to all Dissenting Stockholders who have complied with the requirements described in (a) and (b) above.

      A vote against the Merger and the transactions contemplated thereby will not be deemed to satisfy the requirement that a written objection be filed with the Company prior to the taking of the stockholder vote on the Merger and the transactions contemplated thereby. However, a Dissenting Stockholder who has filed a written objection to the Merger and the transactions contemplated thereby as provided in (a) above will not be deemed to have waived such Dissenting Stockholder's appraisal rights by failing to vote against the Merger and the transactions contemplated thereby so long as such Dissenting Stockholder does not actually vote in favor of it.

      The Company is required to make payment of the fair market value of the shares of Common Stock owned by each Dissenting Stockholder within 30 days after the expiration of the 20-day period during which a demand of payment for shares may be made. If, during such 30-day period, the Company and a Dissenting Stockholder fail to agree as to the fair value of such Dissenting Stockholder's shares, either the Company or the Dissenting Stockholder may, within four months after the expiration of such 30-day period, request a court determination of the fair value of all shares held by the Dissenting Stockholders by filing a bill in equity in the Superior Court of Middlesex County in the Commonwealth of Massachusetts. The cost of such an action, other than counsel fees and fees of experts retained by a party, will be determined by the court and apportioned in such a manner as appears to the court to be equitable; however, all costs of giving notice to the Dissenting Stockholders entitled to notice of the filing of such an action will be paid by the Company. In any such action, the fair value of the shares of Common Stock of the Dissenting Stockholder parties to the action will be determined as of the day preceding the date that the Merger and the transactions contemplated thereby were approved by the stockholders of the Company, and will not include any element of value arising from the expectation or consummation of the Merger. The Company has not yet determined whether it will file such a bill in equity and, therefore, any Dissenting Stockholder who desires such a bill in equity to be filed is advised to file it on a timely basis. Unless the Company files such a bill in equity, the failure by a Dissenting Stockholder to file such a bill could nullify all written demands for appraisal.

      Any Dissenting Stockholder contemplating the exercise of rights summarized above is urged to consult with counsel. The failure by a Dissenting Stockholder to follow precisely all of the steps required by Sections 85 through 98 of the MBCL will result in the loss of those rights. Under Section 98 of the MBCL, the enforcement by a Dissenting Stockholder of the right to receive payment for his or her or its shares of Common Stock is an exclusive remedy, except that such provisions do not exclude the right of a Dissenting Stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that the Merger will be or is fraudulent or illegal as to him or her.

                 OTHER INFORMATION AND STOCKHOLDER PROPOSALS

      Management of the Company knows of no other matters that may properly be, or which are likely to be, brought before the Special Meeting.
However, if any other matters are properly brought before such Special Meeting, the persons named in the enclosed Proxy Statement or their substitutes intend to vote the proxies in accordance with their judgment with respect to such matters, unless authority to do so is withheld in the proxy.

      If the Merger is not consummated and the Company is still a reporting company under the Exchange Act in fiscal 2000, then the Company will schedule a special meeting in lieu of annual meeting of stockholders at approximately the same time next year. To be considered for inclusion in the proxy statement relating to the Annual Meeting of Stockholders to be held in 2000, stockholder proposals must be received by the Company no later than January __, 2000. To be considered for presentation at such meeting, although not included in the proxy statement, proposals must be received no later than April __, 2000. All stockholder proposals should be marked for the attention of Clerk, at the Company's principal executive offices at 2 Main Street, Melrose, MA 02176.

                                   EXPERTS

      The consolidated balance sheets as of September 30, 1998 and 1997 and the consolidated statements of operations, shareholders' equity and cash flows for each of the three years in the period ended September 30, 1998, have been incorporated by reference in reliance of the report of R. J. Gold & Company P.C., independent accountants, given on the authority of that firm as experts in accounting and auditing. It is expected that representatives of R.J. Gold & Company, P.C. will be present at the Special Meeting with the opportunity to make a statement if they so desire and to answer appropriate questions relating to the audit performed.


                                 Appendix A

                        AGREEMENT AND PLAN OF MERGER

                                by and among

                        ARMATRON INTERNATIONAL, INC.

                                     and

                         ARMATRON MERGER CORPORATION

                                 dated as of

                               April __, 1999


                              TABLE OF CONTENTS

ARTICLE I                                                               1
  THE MERGER                                                            1
  SECTION 1.1 THE MERGER                                                1
  SECTION 1.2 EFFECTIVE TIME                                            1
  SECTION 1.3 CLOSING                                                   2
  SECTION 1.4 ARTICLES OF ORGANIZATION; BY-LAWS                         2
  SECTION 1.5 DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION       2

ARTICLE II                                                              2
  CONVERSION OF SHARES                                                  2
  SECTION 2.1 CONVERSION OF CAPITAL STOCK                               2
  SECTION 2.2 PAYMENT OF MERGER CONSIDERATION                           3
  SECTION 2.3 DISSENTING SHARES                                         4

ARTICLE III                                                             4
  REPRESENTATIONS AND WARRANTIES OF THE COMPANY                         4
  SECTION 3.1 ORGANIZATION                                              4
  SECTION 3.2 CAPITALIZATION                                            5
  SECTION 3.3 AUTHORIZATION; VALIDITY OF AGREEMENT                      6
  SECTION 3.4 NO VIOLATIONS; CONSENTS AND APPROVALS                     6
  SECTION 3.5 SEC REPORTS AND FINANCIAL STATEMENTS                      7
  SECTION 3.6 ABSENCE OF CERTAIN CHANGES                                8
  SECTION 3.7 ABSENCE OF UNDISCLOSED LIABILITIES                        8
  SECTION 3.8 PROXY STATEMENT; EXCHANGE ACT SCHEDULES                   8
  SECTION 3.9 EMPLOYEE BENEFIT PLANS; ERISA                             9
  SECTION 3.10 LITIGATION; COMPLIANCE WITH LAW                          9
  SECTION 3.11 INTELLECTUAL PROPERTY                                   10
  SECTION 3.12 CONTRACTS                                               11
  SECTION 3.13 TAXES                                                   13
  SECTION 3.14 ENVIRONMENTAL MATTERS                                   13
  SECTION 3.15 REQUIRED VOTE BY COMPANY STOCKHOLDERS                   15
  SECTION 3.16 BROKERS                                                 15
  SECTION 3.17 OPINION OF FINANCIAL ADVISOR                            15
  SECTION 3.18 ASSETS                                                  15
  SECTION 3.19 REAL PROPERTY                                           16
  SECTION 3.20 INSURANCE                                               16
  SECTION 3.21 LABOR MATTERS, ETC                                      16
  SECTION 3.22 DISCLOSURE                                              17
  SECTION 3.23 TAKEOVER STATUTES                                       17

ARTICLE IV                                                             17
  REPRESENTATIONS AND WARRANTIES OF MERGERCO                           17
  SECTION 4.1 ORGANIZATION                                             17
  SECTION 4.2 AUTHORIZATION; VALIDITY OF AGREEMENT                     17
  SECTION 4.3 CONSENTS AND APPROVALS; NO VIOLATIONS                    18
  SECTION 4.4 PROXY STATEMENT; EXCHANGE ACT SCHEDULES                  18
  SECTION 4.5 BROKERS                                                  19
  SECTION 4.6 FORMATION OF MERGERCO; NO PRIOR ACTIVITIES               19

ARTICLE V                                                              19
  COVENANTS                                                            19
  SECTION 5.1 INTERIM OPERATIONS OF THE COMPANY                       19
  SECTION 5.2 ACCESS TO INFORMATION                                    21
  SECTION 5.3 FURTHER ACTION; REASONABLE BEST EFFORTS                  21
  SECTION 5.4 SHAREHOLDERS' MEETING; PROXY STATEMENT                   21
  SECTION 5.5 NOTIFICATION OF CERTAIN MATTERS                          23
  SECTION 5.6 DIRECTORS' AND OFFICERS' INDEMNIFICATION                 23
  SECTION 5.7 RECAPITALIZATION                                         23
  SECTION 5.8 CONVEYANCE TAXES                                         23
  SECTION 5.9 DELISTING                                                24
  SECTION 5.10 CONDUCT OF THE COMPANY AFTER THE MERGER                 24

ARTICLE VI                                                             24
  CONDITIONS                                                           24
  SECTION 6.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT
   THE MERGER                                                          24
  SECTION 6.2 CONDITIONS TO THE OBLIGATION OF THE COMPANY TO EFFECT
   THE MERGER                                                          24
  SECTION 6.3 CONDITIONS TO OBLIGATIONS OF MERGERCO TO EFFECT
   THE MERGER                                                          25

ARTICLE VII                                                            25
  TERMINATION                                                          25
  SECTION 7.1 TERMINATION                                              25
  SECTION 7.2 EFFECT OF TERMINATION                                    26

ARTICLE VIII                                                           27
  MISCELLANEOUS                                                        27
  SECTION 8.1 FEES AND EXPENSES                                        27
  SECTION 8.2 AMENDMENT; WAIVER                                        27
  SECTION 8.3 SURVIVAL                                                 28
  SECTION 8.4 NOTICES                                                  28
  SECTION 8.5 INTERPRETATION                                           29
  SECTION 8.6 HEADINGS; SCHEDULES                                      29
  SECTION 8.7 COUNTERPARTS                                             29
  SECTION 8.8 ENTIRE AGREEMENT; THIRD PARTY BENEFICIARIES              29
  SECTION 8.9 SEVERABILITY                                             29
  SECTION 8.10 GOVERNING LAW                                           29
  SECTION 8.11 ASSIGNMENT                                              30

SCHEDULES

Schedule 3.1                      Subsidiaries
Schedule 3.2 (a)                  Capitalization
Schedule 3.2 (b)                  Ownership
Schedule 3.4 (a)                  No Violations; Consents and Approvals
Schedule 3.4 (b)                  Filings by the Company
Schedule 3.6                      Absence of Certain Changes
Schedule 3.7                      Absence of Undisclosed Liabilities
Schedule 3.9 (b)                  Employee Benefit Plans
Schedule 3.9 (c)                  Severance Benefits
Schedule 3.10 (a)                 Litigation
Schedule 3.10 (b)                 Compliance with Laws
Schedule 3.11                     Intellectual Property
Schedule 3.12 (a)                 Contracts
Schedule 3.13                     Taxes
Schedule 3.14 (c)                 Environmental Matters
Schedule 3.18                     Assets
Schedule 3.18 (b)                 Certain Liens
Schedule 3.19 (i)                 Formerly Owned Property
Schedule 3.19 (ii)                Leases
Schedule 3.20                     Insurance Policies
Schedule 4.3 (b)                  Filings by the MergerCo
Schedule 5.1 (iii)                Interim Operations

EXHIBITS

Exhibit A                         List of Stockholders of MergerCo

                           TABLE OF DEFINED TERMS
                           ----------------------
Term                                                              Section
----                                                              -------

Articles of Merger                                                1.2
Articles of Organization                                          3.1
Assets                                                            3.18(a)
Certificates                                                      2.2(a)
Closing                                                           1.3
Closing Date                                                      1.3
Code                                                              3.9(a)
Company                                                           Recitals
Company Common Stock                                              2.1
Company Intellectual Property                                     3.11
Company Preferred Stock                                           2.1
Company Reports                                                   3.5
Company SEC Documents                                             3.5
Consolidated Group                                                3.13(b)
Disclosure Schedule                                               3.1
Dissenting Shares                                                 2.3
Effective Time                                                    1.2
Environmental Law                                                 3.14(d)
Exchange Act                                                      3.4(b)
Fairness Opinion                                                  3.17
Financial Advisor                                                 3.17
Formerly Owned Property                                           3.19
GAAP                                                              3.5
Governmental Entity                                               3.4(b)
Hazardous Materials                                               3.14(d)
Identified Contracts                                              3.12(a)
Indemnified Parties                                               5.6(a)
Intellectual Property                                             3.11
Laws                                                              3.4(a)
Leased Real Property                                              3.19
Leases                                                            3.19
Lien                                                              3.18(b)
Litigation                                                        3.10(a)
Massachusetts Secretary of State                                  1.2
Material Adverse Effect                                           3.1
Material Contracts                                                3.12(a)
MBCL                                                              Recitals
Merger                                                            1.1
MergerCo                                                          Recitals
MergerCo Common Stock                                             2.1
MergerCo Disclosure Schedule                                      4.3(b)
Merger Consideration                                              2.1(a)
Owned Real Property                                               3.19
Permits                                                           3.10(c)
Permitted Liens                                                   3.18(b)
Person                                                            3.1
Plans                                                             3.9(a)
Proxy Statement                                                   5.4(a)
Real Property                                                     3.19
Recapitalized Common Stock                                        2.1(b)
Recapitalized Preferred Stock                                     2.1(d)
Schedule 13E-3                                                    5.4(c)
SEC                                                               3.5
Securities Act                                                    3.4(b)
September 30, 1998 Balance Sheet                                  3.7
Shares                                                            2.1
Special Meeting                                                   5.4(a)
Subsidiary                                                        3.1
Surviving Corporation                                             1.1
Tax Returns                                                       3.13(b)
Taxes                                                             3.13(b)

                        AGREEMENT AND PLAN OF MERGER
                        ----------------------------

      AGREEMENT AND PLAN OF MERGER, dated as of April __, 1999, by and between Armatron International, Inc., a Massachusetts corporation (the "Company"), and Armatron Merger Corporation, a Massachusetts corporation ("MergerCo"), formed by certain stockholders of the Company.

      WHEREAS, the Board of Directors of MergerCo has approved, and deems it advisable and in the best interests of the stockholders of MergerCo to participate in the recapitalization of the Company, upon the terms and subject to the conditions set forth herein;

      WHEREAS, the Board of Directors of the Company, has approved, and deems it advisable and in the best interests of the shareholders of the Company to consummate, the recapitalization of the Company, upon the terms and subject to the conditions set forth herein; and

      WHEREAS, in furtherance of such recapitalization, the Board of Directors of MergerCo and the Board of Directors of the Company have each approved this Agreement and the merger of MergerCo with and into the Company in accordance with the terms of this Agreement and the Business Corporation Law of the Commonwealth of Massachusetts (the "MBCL").

      NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

                                  ARTICLE I

                                 THE MERGER

      SECTION 1.1 The Merger. Upon the terms and subject to the conditions of this Agreement and in accordance with the applicable provisions of the MBCL, at the Effective Time (as defined in Section 1.2 hereof), MergerCo shall be merged (the "Merger") with and into the Company and the separate corporate existence of MergerCo shall cease. After the Merger, the Company shall continue as the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation") and shall continue to be governed by the laws of the Commonwealth of Massachusetts. The Merger shall have the effect as provided in the applicable provisions of the MBCL. Without limiting the generality of the foregoing, upon the Merger, all the rights, privileges, immunities, powers and franchises of the Company and MergerCo shall vest in the Surviving Corporation and all restrictions, obligations, duties, debts and liabilities of the Company and MergerCo shall be the obligations, duties, debts and liabilities of the Surviving Corporation.

      SECTION 1.2 Effective Time. On or as promptly as practicable following the Closing (as defined in Section 1.3), MergerCo and the Company will cause the appropriate articles of merger (the "Articles of Merger") to be executed and filed with the Secretary of State of the Commonwealth of Massachusetts (the "Massachusetts Secretary of State") in such form and executed as provided in Section 78 of the MBCL. The Merger shall become effective on the date on which the Articles of Merger have been duly filed with the Massachusetts Secretary of State, or such time as is agreed upon by the parties and specified in the Articles of Merger, but not later than 30 days after such filing, and such time is hereinafter referred to as the "Effective Time."

      SECTION 1.3 Closing. The closing of the Merger (the "Closing") will take place at 10:00 a.m., Boston time, on a date to be specified by the parties, which shall be no later than the second business day after satisfaction or waiver of all of the conditions set forth in Article VI hereof (the "Closing Date"), at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts, unless another date or place is agreed to by the parties hereto.

      SECTION 1.4 Articles of Organization; By-Laws. Pursuant to the Merger, (x) the articles of organization of the Surviving Corporation shall be amended and restated at and as of the Effective Time to read as did the articles of organization of MergerCo immediately prior to the Effective Time, until thereafter amended as provided by applicable law and such articles of organization, except that the name of the Surviving Corporation will remain unchanged and (y) the By-laws of the Surviving Corporation shall be amended and restated, at and as of the Effective Time, to read as did the By-laws of MergerCo immediately prior to the Effective Time, until thereafter amended as provided by applicable law, the articles of organization or the By-laws of the Surviving Corporation, except that the name of the Surviving Corporation will remain unchanged.

      SECTION 1.5  Directors and Officers of the Surviving Corporation.

      (a) The directors of MergerCo immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's articles of organization and By-laws.

      (b) The officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

                                 ARTICLE II

                            CONVERSION OF SHARES

      SECTION 2.1 Conversion of Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of the holders of any shares of common stock, par value $1.00 per share, of the Company (referred to herein, as the "Shares" or "Company Common Stock"), Series A Preferred Stock, par value $100 per share, of the Company (the "Company Preferred Stock") or the common stock, par value $.01 per share, of MergerCo (the "MergerCo Common Stock"):

      (a) Each issued and outstanding share of Company Common Stock (other than (i) Shares to be contributed to MergerCo in accordance with Section 2.1(b), (ii) Shares to be canceled in accordance with Section 2.1(c) and (iii) Dissenting Shares covered by Section 2.3) shall be converted into the right to receive $.27 in cash, payable to the holder thereof, without interest (the "Merger Consideration"), upon surrender of the certificate formerly representing such share of Company Common Stock in the manner provided in and otherwise in accordance with Section 2.2. All such shares of Company Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration therefor in accordance with Section 2.2.

      (b) Each issued and outstanding share of Company Common Stock held by the persons and entities listed on Exhibit A attached hereto shall be contributed to MergerCo in exchange for one hundredth of one fully paid and nonassesable share of MergerCo Common Stock (or fraction thereof) and each such share of MergerCo Common Stock shall then be converted into and become one fully paid and nonassessable share of common stock, $.01 par value per share (or fraction thereof), of the Surviving Corporation (the "Recapitalized Common Stock").

      (c) All shares of Company Common Stock that are held by the Company as treasury stock or that are held by MergerCo shall be canceled and retired and shall cease to exist and no Merger Consideration shall be delivered in exchange therefor.

      (d) Each issued and outstanding share of Company Preferred Stock shall be converted into and become one fully paid and nonassessable share of Series A Preferred Stock, $.01 par value per share, of the Surviving Corporation (the "Recapitalized Preferred Stock").

      SECTION 2.2  Payment of Merger Consideration.

      (a) The Company will promptly, and in any event not later than ten business days following the Effective Time, mail to each holder of record of a certificate or certificates, which immediately prior to the Effective Time represented outstanding shares of Company Common Stock (the "Certificates"), whose Shares were converted pursuant to Section 2.1(a) into the right to receive the Merger Consideration, a check from the Company representing the Merger Consideration for each share of Company Common Stock formerly represented by such Certificate. Each Certificate (other than Certificates representing Dissenting Shares) shall be deemed at any time after the Effective Time to be canceled and represent only the right to receive the Merger Consideration as contemplated by this Section 2.2.

      (b) After the Effective Time, the stock transfer books of the Company shall be closed and there shall be no transfers on the stock transfer books of the Surviving Corporation of Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be canceled and exchanged for the Merger Consideration as provided in this Article II. Any former shareholders of the Company shall after the Effective Time, look only to the Surviving Corporation for payment of any Merger Consideration that may be payable upon surrender of any Certificates such shareholder holds, as determined pursuant to this Agreement, without any interest thereon.

      (c) None of MergerCo, the Company, the Surviving Corporation, or any other person shall be liable to any former holder of shares of Company Common Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

      (d) Any payment made pursuant to this Section 2.2 shall be subject to and made net of applicable withholding taxes.

      SECTION 2.3 Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, Shares which are issued and outstanding immediately prior to the Effective Time and which are held by shareholders who have validly demanded payment of the fair value for such shareholders' shares as determined by appraisal in accordance with the MBCL (the "Dissenting Shares"), shall not be converted into or be exchangeable for the right to receive the Merger Consideration provided in Section 2.1(a) of this Agreement, unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost such holder's right to appraisal and payment under the MBCL. If such holder shall have so failed to perfect or shall have effectively withdrawn or lost such right, such holder's Shares shall thereupon be deemed to have been converted into and to have become exchangeable for, at the Effective Time, the right to receive the consideration provided for in Section 2.1 of this Agreement, without any interest thereon.

                                 ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to MergerCo as of the date hereof that:

      SECTION 3.1 Organization. Each of the Company and its Subsidiaries (as hereinafter defined) is a corporation or other entity duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or organization, and has all requisite corporate power and authority to own, lease, use and operate its properties and to carry on its business as it is now being conducted. Each of the Company and its Subsidiaries (as hereinafter defined) is qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which it owns real property or in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified or licensed in the aggregate would not have or result in a Material Adverse Effect. The term "Material Adverse Effect" shall mean any change, effect, event, occurrence or state of facts that is, or would reasonably be expected to be, materially adverse to the business, assets, liabilities, results of operations or financial or other condition of the Company and its Subsidiaries taken as a whole. None of the Company or any of its Subsidiaries is in breach or violation of any of its articles of organization, by-laws or other organizational documents. The Company has previously delivered to MergerCo a complete and correct copy of each of its restated articles of organization, as amended (the "Articles of Organization") and By-Laws, as currently in effect. Schedule
3.1 of the disclosure schedule delivered by the Company to MergerCo on or prior to the date hereof (the "Disclosure Schedule") sets forth a complete and correct list of the Subsidiaries of the Company and their respective jurisdictions of incorporation or organization. "Subsidiary" shall mean with respect to any Person, any corporation or other entity of which 50% or more of the securities or other interests having by their terms ordinary voting power for the election of directors or others performing similar functions with respect to such entity is directly or indirectly owned by such Person. "Person" shall mean any natural person, firm, individual, partnership, joint venture, business trust, trust, association, corporation, company, unincorporated entity or Governmental Entity (as defined in Section 3.4(b)).

      SECTION 3.2  Capitalization.

      (a) The authorized capital stock of the Company consists of 6,000,000 shares of Company Common Stock and 100,000 shares of preferred stock, of which 6,667 shares have been designated as Company Preferred Stock. At the close of business on April 30, 1999: (i) 2,459,749 shares of Company Common Stock were issued and outstanding; (ii) 146,732 shares of Company Common Stock were issued and held by the Company in its treasury;
(iii) 6,667 shares of Company Preferred Stock were issued and outstanding;
(iv) no shares of Company Common Stock were reserved for issuance pursuant to the Company Stock Plan, of which no shares are subject to outstanding options; and (v) no shares of Company Preferred Stock have been designated (except for the 6,667 shares of Company Preferred Stock referenced above) or issued. All outstanding shares of capital stock of the Company are, and all shares thereof which may be issued will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. Except as expressly provided in this Agreement or in the Articles of Organization, (x) there are not issued, reserved for issuance or outstanding (A) any shares of capital stock or other voting securities of the Company, (B) any securities of Company or any of its Subsidiaries convertible into or exchangeable or exercisable for shares of capital stock or voting securities of the Company, (C) any warrants, calls, options or other rights to acquire from Company or any of its Subsidiaries, and any obligation of Company or any of its Subsidiaries to issue, any capital stock, voting securities or securities convertible into or exchangeable or exercisable for capital stock or voting securities of the Company, and (y) there are no outstanding obligations of Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any such securities or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities, in each case. Except as set forth in Schedule 3.2(a) of the Disclosure Schedule, there are no existing or outstanding (i) options, warrants, calls, preemptive rights, subscriptions or other rights, convertible securities, agreements or commitments of any character obligating the Company or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other equity interest in, the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, (ii) contractual obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of the Company or any Subsidiary of the Company or (iii) voting trusts or similar agreements to which the Company or any of its Subsidiaries is a party with respect to the voting of the capital stock of the Company or any of its Subsidiaries.

      (b) Except as set forth in Schedule 3.2(b) of the Disclosure Schedule, (i) all of the outstanding shares of capital stock of each of the Company's Subsidiaries are beneficially owned, directly or indirectly, by the Company and (ii) neither the Company nor any of its Subsidiaries owns any shares of capital stock or other securities of, or interest in, any other Person (other than any Subsidiaries listed on Schedule 3.1), or is obligated to make any capital contribution to or other investment in any other Person, provided that Schedule 3.2(b) shall not be required to set forth any cash equivalents held by the Company or any of its Subsidiaries or any Person in which the Company or any of its Subsidiaries owns less than 100 shares of publicly traded securities.

      SECTION 3.3 Authorization; Validity of Agreement. The Company has the requisite corporate power and authority to execute and deliver this Agreement and, subject to approval of its stockholders as contemplated by
Section 5.6 hereof, to consummate the transactions contemplated hereby.
The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company and, other than approval and adoption of this Agreement by the holders of two-thirds of the outstanding shares of Company Common Stock and Company Preferred Stock, voting together as a single class, no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by MergerCo, is a valid and binding obligation of the Company in accordance with its terms, except that such enforcement may be subject to or limited by (i) bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

      SECTION 3.4  No Violations; Consents and Approvals.

      (a) Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby will (i) violate any provision of the Articles of Organization or By-Laws of the Company, (ii) except as set forth in
Schedule 3.4(a) of the Disclosure Schedule, conflict with, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration, or to the imposition of any Lien (as defined in Section 3.18(b))) under, or result in the acceleration or trigger of any payment, time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to, the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee or other evidence of indebtedness, or any lease, license, contract, agreement, plan or other instrument or obligation, to which the Company or any of its Subsidiaries is a party or by which any of them or any of their assets may be bound, or (iii) conflict with or violate any federal, state, local or foreign order, writ, injunction, judgment, award, decree, statute, law, rule or regulation (collectively, "Laws") applicable to the Company, any of its Subsidiaries or any of their properties or assets; except in the case of clauses (ii) or (iii) for such conflicts, violations, breaches or defaults which in the aggregate would not have or result in a Material Adverse Effect or materially impair or delay the consummation of the transactions contemplated hereby.

      (b) Except as disclosed in Schedule 3.4(b) of the Disclosure Schedule, no filing or registration with, declaration or notification to, or order, authorization, consent or approval of, any federal, state, local or foreign court, legislative, executive or regulatory authority or agency (a "Governmental Entity") or any other Person is required in connection with the execution, delivery and performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except (i) applicable requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) applicable requirements under the Securities Act of 1933, as amended (the "Securities Act"), (iii) the filing of the Articles of Merger with the Massachusetts Secretary of State, (iv) applicable requirements under "blue sky" laws of various states, (v) such other consents, approvals, orders, authorizations, notifications, registrations, declarations and filings the failure of which to be obtained or made in the aggregate would not have or result in a Material Adverse Effect or materially impair or delay the consummation of the transactions contemplated hereby.

      SECTION 3.5 SEC Reports and Financial Statements. The Company has timely filed with the Securities and Exchange Commission (the "SEC"), any applicable state securities authorities and any other Governmental Entity all forms and documents required to be filed by it since October 1, 1993 (collectively, the "Company Reports") and has heretofore made available to the MergerCo (i) its Annual Reports on Form 10-K, as amended, for the fiscal years ended September 30, 1994, September 30, 1995, September 30, 1996, September 30, 1997 and September 30, 1998, respectively, (ii) its Quarterly Report on Form 10-Q for the period ended December 30, 1998, (iii) all proxy statements relating to meetings of stockholders of the Company since October 1, 1993 (in the form mailed to stockholders) and (iv) all other forms, reports and registration statements filed by the Company with the SEC since October 1, 1993 (other than registration statements on Form S-8 or Form 8-A or preliminary materials and registration statements in forms not declared effective). The documents described in clauses (i)-(iv) above (whether filed before, on or after the date hereof) are referred to in this Agreement collectively as the "Company SEC Documents". As of their respective dates, the Company Reports (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and
(b) complied in all material respects with the applicable requirements of Law, including in the case of SEC filings, the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder. The consolidated financial statements included in the Company SEC Documents have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as otherwise noted therein and except that the quarterly financial statements are subject to year end adjustment and do not contain all footnote disclosures required by
GAAP) and fairly present in all material respects the consolidated financial position and the consolidated results of operations and cash flows of the Company and its consolidated Subsidiaries as at the dates thereof or for the periods presented therein.

      SECTION 3.6 Absence of Certain Changes. Except as disclosed in the Company SEC Documents filed prior to the date hereof or as disclosed in
Schedule 3.6 of the Disclosure Schedule, since September 30, 1998, (i) the Company and its Subsidiaries have conducted their respective operations only in the ordinary course consistent with past practice, (ii) there has not been a Material Adverse Effect and (iii) the Company and the Subsidiaries have not taken action that if taken after the date hereof would constitute a violation of Section 5.1 (other than clause (a) thereof).

      SECTION 3.7 Absence of Undisclosed Liabilities. Except as and to the extent disclosed (a) in the Company's Annual Report on Form 10-K, as amended, for the period ended September 30, 1998, including as reflected or reserved against in the balance sheet dated as of and as at September 30, 1998 constituting a portion of the financial statements included therein (the "September 30, 1998 Balance Sheet") or in the notes thereto, (b) in the Company SEC Documents filed prior to the date hereof or (c) in Schedule
3.7 of the Disclosure Schedule, neither the Company nor any of its Subsidiaries had as of that date any liabilities or obligations (accrued, contingent or otherwise) which would be material to the Company and its Subsidiaries taken as a whole or which would be required to be set forth in an audited consolidated balance sheet of the Company and its Subsidiaries as of that date or the notes thereto prepared in accordance with GAAP.

      SECTION 3.8  Proxy Statement; Exchange Act Schedules.

      (a) The Proxy Statement (as defined in Section 5.4(a)) (and any amendment thereof or supplement thereto) at the date mailed to Company stockholders and at the time of the Special Meeting (as defined in Section 5.4(b)), (i) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and (ii) will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder; except that no representation is made by the Company with respect to statements made in the Proxy Statement based on information supplied by MergerCo specifically for inclusion in the Proxy Statement.

      (b) Any Schedule 13E-3 (as defined in Section 5.4(c)) and any related schedules (and any amendment or supplement to any of the foregoing) filed with the SEC at the date so filed (i) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and
(ii) will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder; except that no representation is made by the Company with respect to statements made in any such document based on information supplied by MergerCo specifically for inclusion therein.

      SECTION 3.9  Employee Benefit Plans; ERISA.

      (a) No material liability under Title I or IV of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the penalty or excise tax provisions of the Internal Revenue Code of 1986, as amended (the "Code"), relating to employee plans has been incurred by the Company or any of its Subsidiaries and, to the Company's best knowledge, no condition exists or event has occurred that presents a risk to the Company or any of its Subsidiaries of incurring any such material liability.

      (b) Each bonus, incentive or deferred compensation, stock option or other equity based, severance, termination, change in control, retention, employment, medical, life, disability, other welfare, profit-sharing, retirement or other material compensation or benefit plan, agreement or policy in respect of which the Company or any of its Subsidiaries has any material liability has been filed with the Company SEC Documents or is listed on Schedule 3.9(b) of the Disclosure Schedule (collectively, the "Plans"). No such Plan is subject to Section 302 of ERISA or section 412 of the Code and no such Plan has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived. Each such Plan that is intended to be "qualified" within the meaning of section 401(a) of the Code has received a determination letter from the Internal Revenue Service confirming its qualified status and no condition exists or event has occurred since the date of such determination letter that would adversely affect the qualified status of any such Plan. Each Plan has been operated and administered in all respects in substantial compliance with its terms and applicable Law, including but not limited to ERISA and the Code. There are no pending, or to the best knowledge of the Company, threatened claims by or on behalf of any Plan, by any employee or beneficiary or otherwise involving any such Plan or the assets thereof, except for claims the resolution of which would not individually or in the aggregate have or result in a material liability to the Company or a Subsidiary.

      (c)   Assuming that no amount is paid to any employee listed on
Schedule 3.9(c)(i) as a severance benefit with respect to a termination of employment, no payment, benefit or other amount paid, payable or required to be paid in respect of any employee will fail to be deductible under
Section 280G of the Code. Except as set forth on Schedule 3.9(c)(ii) of the Disclosure Schedule, (i) no current or former employee or director of the Company or any Subsidiary is or will become entitled to any additional or new compensation, benefits or other compensatory payment or an increase in the amount of any compensation, benefits or other compensatory payment in connection with or as a result of the consummation of the transactions contemplated by this Agreement and (ii) neither the vesting nor the timing of the payment of any such compensation, benefit or other compensatory payment in respect of any such employee or director has been or will be accelerated in connection with or as a result of the consummation of the transactions contemplated by this Agreement.

      SECTION 3.10  Litigation; Compliance with Law.

      (a) Except as disclosed in the Company SEC Documents filed prior to the date hereof or in Schedule 3.10(a) of the Disclosure Schedule, (i) there is no suit, claim, action, arbitration, proceeding or investigation or other Litigation (as defined below) pending or, to the knowledge of the Company, threatened, against the Company or any of its Subsidiaries or any of their properties or assets which, individually or in the aggregate, if determined adversely to the Company or any such Subsidiary, would have or result in a Material Adverse Effect, and (ii) neither the Company nor any of its Subsidiaries is subject to any settlement or similar agreement with any Governmental Entity, or to any order, judgment, decree, injunction or award of any Governmental Entity or arbitrator, that individually or in the aggregate, would have or result in a Material Adverse Effect. "Litigation" means any action, cause of action, claim, demand, suit, proceeding, citation, summons, subpoena, inquiry or investigation of any nature, civil, criminal, regulatory or otherwise, in law or in equity, by or before any court, tribunal, arbitrator or other Governmental Entity.

      (b) Except as disclosed in the Company SEC Documents filed prior to the date hereof, the operations of the Company and its Subsidiaries have not been and are not being conducted, and no Real Property (as defined in Section 3.19) is, in violation of any law, statute or regulation, any judgment, decree, order or injunction of any Governmental Entity, any other Law, or any Permit (as defined below), except where such violations in the aggregate would not have or result in a Material Adverse Effect. Except as set forth in Schedule 3.10(b) of the Disclosure Schedule, neither the Company nor any of its Subsidiaries has received any notice, or has knowledge of any claim, alleging any such violation.

      (c) The Company and its Subsidiaries hold all licenses, permits, variances, consents, authorizations, waivers, grants, franchises, concessions, exemptions, orders, registrations and approvals of Governmental Entities or other Persons necessary for the ownership, leasing, operation, occupancy and use of the Real Property and the conduct of their respective businesses as currently conducted ("Permits"), except where the failure to hold such Permits in the aggregate would not have or result in a Material Adverse Effect. There is no Litigation pending or, to the knowledge of the Company, threatened, that would result in the termination, modification or nonrenewal of any Permit, and neither the Company nor any of its Subsidiaries has received notice that any Permit will be terminated or modified or cannot be renewed in the ordinary course of business, and there is no reasonable basis for any such termination, modification or nonrenewal, except for such terminations, modifications or nonrenewals as in the aggregate would not have or result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not violate any Permit, or result in any termination, modification or nonrenewal thereof, except for such violations terminations, modifications or nonrenewals thereof as in the aggregate would not have or result in a Material Adverse Effect.

      SECTION 3.11 Intellectual Property. The Company and its Subsidiaries own (beneficially and as of record), or possess valid and legally enforceable licenses or rights to use, any and all United States and foreign patents, patent applications, patent disclosures, mask works, software, trademarks, trade names, copyrights and service marks, including applications to register and registrations for any of the foregoing, as well as trade secrets, know-how and other proprietary rights and information (collectively, "Intellectual Property") necessary for the conduct of, or otherwise material to, their business and operations as currently conducted or as proposed to be conducted (the "Company Intellectual Property"), free and clear of any Liens (except for any Permitted Liens, as defined in Section 3.18(b)). Except as disclosed in
Schedule 3.11 of the Disclosure Schedule, the conduct of the business of the Company and its Subsidiaries as currently conducted does not infringe or conflict with any Intellectual Property of any Person; and neither the Company nor any of its Subsidiaries has received notice or has actual knowledge of any such current infringement or conflict except where such infringements and conflicts as in the aggregate would not have or result in a Material Adverse Effect. All of the patents, patent applications and patent disclosures included in Company Intellectual Property are valid, subsisting and enforceable. To the knowledge of the Company, no Person is infringing or allegedly infringing any Intellectual Property of the Company or its Subsidiaries except where such actual and alleged infringements as in the aggregate would not have or result in a Material Adverse Effect.
The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in the loss of, or creation of any Lien on, the rights of the Company or any Subsidiary with respect to the Intellectual Property owned or used by them, except where such losses and such Liens as in the aggregate would not have or result in a Material Adverse Effect. Schedule 3.11 of the Disclosure Schedule contains a complete and correct list of all patents, patent applications, patent disclosures, mask works, software (other than any software that is commercially available for an amount less than $10,000), trademarks, trade names, registered copyrights and service marks, including applications to register and registrations for any of the foregoing, included in Company Intellectual Property except that Schedule 3.11 need not disclose any trademarks, trade names or service marks that are not (a) registered or applied for and (b) not material to the business of the Company or any of its Subsidiaries as currently conducted. Except as disclosed in Schedule
3.11 of the Disclosure Schedule, all software used by the Company or any of its Subsidiaries, or sold, licensed or otherwise made available to any other Person by the Company or any of its Subsidiaries, that in each case, contains or calls on a calendar function, including but not limited to any function that is indexed to a computer processing unit clock, provides specific dates or calculates spans of dates, is and will be able to record, store, process and provide true and accurate dates and calculations for dates and spans of dates including and following January 1, 2000.

      SECTION 3.12  Contracts.

      (a) Other than the contracts or agreements of the Company listed as exhibits to the Company's Annual Report on Form 10-K, as amended, for the year ended September 30, 1998 (the "Material Contracts"), Schedule 3.12(a) of the Disclosure Schedule sets forth a complete and correct list of each of the following contracts, commitments and agreements to which the Company or any of its Subsidiaries is a party or by which any of them is bound (the contracts, commitments and agreements of the types described below that are scheduled or required to be scheduled, collectively, the "Identified Contracts"), in each case, as such Identified Contract is in effect on the date hereof:

            (i) contracts, commitments and agreements governing the terms of indebtedness for borrowed money, or guarantees of indebtedness, of, or secured by assets of, the Company or any of its Subsidiaries;

            (ii) shareholder, voting trust or similar contracts and agreements relating to the voting of shares or other equity or debt interests of the Company or any of its Subsidiaries;

            (iii) contracts, commitments and agreements entered into since 1995 providing for the acquisition or disposition of assets having a value in excess of $500,000, other than sales of inventories in the ordinary course of business and sales of obsolete equipment;

            (iv) leases, subleases and licenses or real property, occupancy, use and other agreements relating to or constituting real property, each with a term of one year or more and an annual payment obligation in excess of $500,000;

            (v) (a) joint venture agreements, partnership agreements and other similar contracts, commitments and agreements involving a sharing of profits and expenses; contracts, commitments and agreements providing for a "strategic alliance" or "preferred vendor" relationship; or (b) contracts, commitments or agreements with distributors, brokers or sales agents except, in the case of (b), only to the extent that any such distributors, brokers or sales agents are responsible for revenues to the Company or any of its Subsidiaries in excess of $500,000 per year;

            (vi) contracts, commitments and agreements governing the terms of indebtedness (other than trade payables in the ordinary course of business) of third parties to the Company or by any of its Subsidiaries, or guarantees by the Company or any of its Subsidiaries of indebtedness of third parties;

            (vii) contracts, commitments and agreements prohibiting or materially restricting the ability of the Company or any of its Subsidiaries to conduct its business, to engage in any business or operate in any geographical area or to compete with any Person;

            (viii) contracts, commitments and agreements with "change of control" provisions except to the extent that if a "change of control" event occurred, it would not result in a termination or other alteration of such contract, commitment or agreement that would have or would reasonably be expected to have a material adverse effect on the business of the Company or its Subsidiary that is a party thereto;

            (ix) contracts, commitments, and agreements with any federal or state Governmental Entity;

            (x) licenses, licensing arrangements and other contracts and agreements either (x) providing, in whole or in part, for the use of, or limiting the use of, any Intellectual Property or (y) relating to the development, support or maintenance of any Intellectual Property (in each case, that is material to the business of the Company or any of its Subsidiaries that is a party thereto and other than relating to software that is commercially available for less than $10,000); and

            (xi) contracts and agreements that are or will be material to the business, operations, results of operations, condition (financial or otherwise), assets or properties of the Company and its Subsidiaries involving amounts in excess of $250,000.

      (b) Each of the Identified Contracts and Material Contracts is in full force and effect, and neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any other Person, is in breach of, or default under, any such contract, commitment or agreement, and no event has occurred that with notice or passage of time or both would constitute such a breach or default thereunder by the Company or any of its Subsidiaries, or, to the knowledge of the Company, any other Person, except for such failures to be in full force and effect and such conflicts, violations, breaches or defaults as in the aggregate would not have or result in a Material Adverse Effect or materially delay the consummation of the transactions contemplated hereby.

      SECTION 3.13  Taxes.

      (a)   Except as disclosed in Schedule 3.13 of the Disclosure Schedule:
(i) each of the Company, its Subsidiaries, and any Consolidated Group (as defined below) has timely filed all material Tax Returns (as defined below) required to be filed by it and has paid all Taxes (as defined below) shown thereon to be owing, and each of the Company and its Subsidiaries has provided reserves in accordance with GAAP in its most recent financial statements included in the Company SEC Documents for any Taxes (as defined below) that have not been paid for the periods covered by such financial statements; (ii) none of the Company or its Subsidiaries has granted any extension or waiver of the statute of limitations period applicable to any material Tax Return, which period (after giving effect to such extension or waiver) has not expired; (iii) no audits or other administrative proceedings or court proceedings are presently pending with regard to any Taxes or Tax Return of any of the Company, its Subsidiaries or any Consolidated Group as to which any taxing authority has asserted in writing any claim which, if adversely determined, individually or in the aggregate would have or result in a Material Adverse Effect; and (iv) none of the Company or any of its Subsidiaries has received any notice of deficiency or assessment from any taxing authority with respect to liabilities for income or any material other Taxes which has not been fully paid or finally settled.

      (b) "Consolidated Group" shall mean any consolidated, combined, unitary or aggregate group for Tax purposes of which the Company or any of its Subsidiaries is a member. "Taxes" shall mean all federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including interest and penalties, and additions thereto. "Tax Returns" shall mean all federal, state, local and foreign tax returns, declarations, statements, reports, schedules, forms and information returns, and any amendments to any of the foregoing, relating to Taxes.

      SECTION 3.14  Environmental Matters.

      Except as disclosed in Schedule 3.14 of the Disclosure Schedule:

      (a) Each of the Company and its Subsidiaries has complied and is in compliance in all respects with all applicable Environmental Laws (as defined below) pertaining to any of the properties and assets of the Company or any of its Subsidiaries (including the Real Property and the properties currently or formerly owned or leased) and the use and ownership thereof, and to their businesses and operations. No violation by the Company or any of its Subsidiaries is being alleged or has been alleged of any applicable Environmental Law relating to any of their respective properties and assets including (the Real Property and the properties currently or formerly owned or leased) or the use or ownership thereof, or to their respective businesses and operations.

      (b) Neither the Company nor any of its Subsidiaries nor any other Person (including any tenant or subtenant) has caused or taken any action that will result in, and neither the Company nor any of its Subsidiaries is subject to, any liability or obligation on the part of the Company or any of its Subsidiaries relating to (x) the environmental conditions on, under, or about the Real Property or other properties or assets currently or formerly owned, leased, operated or used by the Company or any of its Subsidiaries or any predecessor thereto at the present time or in the past, including without limitation, the air, soil and groundwater conditions at such properties or (y) the past or present use, management, handling, transport, treatment, generation, storage, disposal, discharge, leak, emission, or other manner of release of any Hazardous Materials (as defined below).

      (c) The Company has disclosed and made available to MergerCo all information, including, without limitation, all studies, analyses and test results, in the possession, custody or control of or otherwise known to the Company or any of its Subsidiaries relating to (x) the environmental conditions on, under or about the Real Property or other properties or assets currently or formerly owned, leased, operated or used by the Company or any of its Subsidiaries or any predecessor in interest thereto at the present time or in the past, and (y) any Hazardous Materials used, managed, handled, transported, treated, generated, stored, discharged, leaked, emitted, or otherwise released by the Company or any of its Subsidiaries or any other Person on, under, about or from any of the Real Property and the properties currently or formerly owned or leased, or otherwise in connection with the use or operation of any of the properties and assets of the Company or any of its Subsidiaries, or their respective businesses and operations. Except as disclosed in Schedule 3.14(c), none of the current or past operations of the Company or any of its Subsidiaries, or any by-product thereof, and none of the currently or formerly owned or leased property or assets of the Company or any of its Subsidiaries, including without limitation the Real Property, is related to or subject to any Litigation related to any Environmental Law.

      (d) "Environmental Law" means any foreign, federal, state or local law, regulation, rule, ordinance or case law relating to pollution or protection of human health and safety or the environment, including, but not limited to, laws relating to releases or threatened releases of Hazardous Materials into the environment and including laws pertaining to the protection of the health and safety of employees. "Hazardous Materials" means any substance or material that is classified or regulated as "hazardous" or "toxic" pursuant to any Environmental Law, including without limitation, asbestos, polychlorinated biphenyls and petroleum.

      SECTION 3.15 Required Vote by Company Stockholders. The affirmative vote of the holders of two-thirds of the outstanding shares of Company Common Stock and Company Preferred Stock is the only vote of any class of capital stock of the Company required by the MBCL, the Articles of Organization or the By-Laws of the Company to adopt this Agreement and approve the transactions contemplated hereby.

      SECTION 3.16 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Subsidiaries, that is or will be payable by the Company or any of its Subsidiaries.

      SECTION 3.17 Opinion of Financial Advisor. The Company has received from Gordon Associates Inc. (the "Financial Advisor"), and provided to MergerCo on or prior to the date hereof, an executed copy of its opinion that the Merger Consideration to be received by the holders of Shares in the Merger is fair, from a financial point of view, to such holders (the "Fairness Opinion"). The Company has been authorized by the Financial Advisor to include the Fairness Opinion in the Proxy Statement and has not been notified by the Financial Advisor that the Fairness Opinion has been withdrawn or modified.

      SECTION 3.18  Assets.

      (a) The Company and its Subsidiaries own, or otherwise have sufficient and legally enforceable rights to use, all of the properties and assets (real, personal or mixed, tangible or intangible), reasonably necessary for the conduct of, or otherwise material to, their business and operations (the "Assets"). The Company and its Subsidiaries have good, valid and marketable title to, or in the case of leased property have good and valid leasehold interests in, all Assets, including but not limited to all such Assets reflected in the September 30, 1998 Balance Sheet or acquired since the date thereof (except as may have been disposed of in the ordinary course of business consistent with past practices prior to the date hereof or in accordance herewith), in each case free and clear of any Lien (as defined below), except Permitted Liens (as defined below). All tangible Assets are reasonably adequate and suitable for the purposes for which they are presently being used.

      (b) "Lien" means any mortgage, pledge, deed of trust, hypothecation, right of others, claim, security interest, encumbrance, burden, title defect, title retention agreement, lease, sublease, license, occupancy agreement, easement, covenant, condition, encroachment, voting trust agreement, interest, option, right of first offer, negotiation or refusal, proxy, lien, charge or other restrictions of any nature whatsoever. "Permitted Liens" means (a) Liens reserved against in the September 30, 1998 Balance Sheet, to the extent so reserved, (b) Liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP or that are statutory Liens for Taxes not yet delinquent, (c) those Liens that are set forth in Schedule 3.18(b) of the Disclosure Schedule and (d) those Liens that, in the aggregate with all other Permitted Liens, do not and will not materially detract from the value of the properties and assets of any of the Company and its Subsidiaries, materially interfere with the present use of any thereof or otherwise have a Material Adverse Effect.

      SECTION 3.19 Real Property. There is no Owned Real Property (as defined below). Schedule 3.19(i) contains a complete and correct list of each parcel of Formerly Owned Property (as defined below) setting forth the street address, current owner and date of disposition to the current owner of Formerly Owned Property. Schedule 3.19(ii) of the Disclosure Schedule contains a complete and correct list of all Leases (as defined below) setting forth the address, tenant for each Lease and the documents of which each Lease is comprised. No material damage or destruction has occurred since December 31, 1998 with respect to any of the Leased Real Property. "Formerly Owned Property" means any Real Property previously owned by the Company or any of its Subsidiaries since 1990, but not owned by the Company or any of its Subsidiaries as of the date of this Agreement. "Leases" means the leases, subleases, licenses and use or occupancy agreements pursuant to which the Company or any of its Subsidiaries is the lessee, sublessee, licensee, user or occupant of Real Property. "Leased Real Property" means all interests in Real Property pursuant to the Leases. "Owned Real Property" means the real property owned by the Company and its Subsidiaries. "Real Property" means real property and structures, facilities and improvements located thereon or attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing.

      SECTION 3.20 Insurance. Schedule 3.20 of the Disclosure Schedule contains a complete and correct list and summary description of all insurance policies maintained at present or at any time during the past three calendar years by or on behalf of any of the Company and its Subsidiaries. Such policies are in full force and effect, and all premiums due thereon have been paid. The Company and its Subsidiaries have complied in all material respects with the terms and provisions of such policies. The insurance coverage provided by such policies is adequate and suitable for the business and operations of the Company and its Subsidiaries, and is on such terms (including without limitation as to deductibles and self-insured retentions), covers such risks, contains such deductibles and retentions, and is in such amounts, as the insurance customarily carried by comparable companies of established reputation similarly situated and carrying on the same or similar business and operations.

      SECTION 3.21 Labor Matters, etc. Neither the Company nor any of its Subsidiaries is a party to or bound by and none of their respective employees is subject to any collective bargaining agreement, memorandum of understanding or other written document relating to the terms and conditions of employment for any group of employees, and there are no labor unions or other organizations representing or purporting or attempting to represent any employees employed by any of the Company and its Subsidiaries. The Company and its Subsidiaries have complied with all applicable Laws pertaining to the employment or termination of employment of their respective employees, including, without limitation, all such Laws relating to labor relations, equal employment opportunities, fair employment practices, prohibited discrimination or distinction and other similar employment activities, except for any failures so to comply that individually or in the aggregate would not have or result in a Material Adverse Effect.

      SECTION 3.22 Disclosure. To the actual knowledge of the Company, this Agreement and each certificate or other instrument or document furnished by or on behalf of the Company to MergerCo pursuant hereto, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein in light of the circumstances under which they were made, not misleading.

      SECTION 3.23 Takeover Statutes. No "Fair price," "Moratorium," "control share acquisition" or other similar anti-takeover statute or regulation enacted under state or federal laws in the United States including, without limitation, Chapters 110C, 110D and 110F of the Massachusetts General Laws, applicable to the Company or any of its Subsidiaries is applicable to the execution, delivery and performance of this Agreement or the consummation of the Merger or the other transactions contemplated by this Agreement.

                                 ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF MERGERCO

      MergerCo represents and warrants to the Company as of the date hereof and as of the Closing Date as follows:

      SECTION 4.1 Organization. MergerCo is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. MergerCo has all requisite corporate power and authority to own, lease, operate or use its properties and to carry on its business as now being conducted and is qualified or licensed to do business and is in good standing in each jurisdiction in which it owns real property or in which the nature of the business conducted by it makes such qualification or licensing necessary. MergerCo is not in breach of its articles of organization or by-laws. MergerCo has previously delivered to the Company complete and correct copies of the articles of organization and by-laws of MergerCo, as currently in effect.

      SECTION 4.2 Authorization; Validity of Agreement. MergerCo has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by MergerCo of this Agreement and the consummation by MergerCo of the transactions contemplated hereby have been duly authorized by its Board of Directors and, other than the approval and adoption of this Agreement by the stockholders of MergerCo, no other corporate proceedings on the part of MergerCo are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by MergerCo and, assuming due authorization, execution and delivery of this Agreement by the Company, is a valid and binding obligation of MergerCo enforceable against it in accordance with its terms, except that such enforcement may be subject to or limited by (i) bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors rights generally, and (ii) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

      SECTION 4.3  Consents and Approvals; No Violations.

      (a) Neither the execution and delivery of this Agreement by MergerCo nor the consummation by MergerCo of the transactions contemplated hereby will (i) violate any provision of the articles of organization or by-laws of MergerCo, (ii) conflict with, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, license, or any material lease, contract, agreement or other instrument or obligation, to which MergerCo is a party or by which any of them or any of their assets may be bound or (iii) conflict with or violate any Laws applicable to MergerCo, any of its Subsidiaries or any of their properties or assets; except in the case of clauses (ii) and (iii) for such conflicts, violations, breaches or defaults which in the aggregate would not have a material adverse effect on the business, assets, liabilities, results of operations or financial or other condition of MergerCo, or materially impair or delay the consummation of the transactions contemplated by this Agreement.

      (b) Except as set forth in Schedule 4.3(b) of the disclosure schedule delivered by MergerCo to the Company on or prior to the date hereof (the "MergerCo Disclosure Schedule") and assuming that the representation and warranty of the Company set forth in Section 3.4(b) is true and correct, no filing or registration with, declaration or notification to, or order, authorization, consent or approval of, any Governmental Entity is required in connection with the execution and delivery of this Agreement by MergerCo or the consummation by MergerCo of the transactions contemplated hereby, except (i) applicable requirements under the Exchange Act, (ii) applicable requirements under the Securities Act, (iii) the filing of the Articles of Merger with the Massachusetts Secretary of State, (iv) applicable requirements under "blue sky" laws of various states, and (v) such other consents, approvals, orders, authorizations, notifications, registrations, declarations and filings (x) required to be obtained or made by the Company or any of its Subsidiaries or (y) the failure of which to be obtained or made would not have a material adverse effect on the business, assets, liabilities, results of operations or financial or other condition of MergerCo and its Subsidiaries, taken as a whole, or materially impair or delay the consummation of the transactions contemplated by this Agreement.

      SECTION 4.4  Proxy Statement; Exchange Act Schedules.

      (a) None of the information supplied in writing by MergerCo specifically for inclusion in the Proxy Statement (including any amendments or supplements thereto) will, at the date mailed to stockholders and at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

      (b) None of the information supplied in writing by MergerCo specifically for inclusion in the Schedule 13E-3 (and any amendment or supplement to any of the foregoing) will, at the date such document is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      SECTION 4.5 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of MergerCo, that is or will be payable by the Company or any of its Subsidiaries.

      SECTION 4.6 Formation of MergerCo; No Prior Activities. MergerCo was formed solely for the purpose of engaging in the transactions contemplated by this Agreement. As of the date hereof and the Effective Time, except for (i) obligations or liabilities incurred in connection with its incorporation or organization and the transactions contemplated by this Agreement, (ii) this Agreement and any other agreements or arrangements contemplated by this Agreement or in furtherance of the transactions contemplated hereby and (iii) the contribution by the individuals and entities listed on Exhibit A attached hereto of the shares of Company Common Stock owned by them in exchange for shares of MergerCo Common Stock, MergerCo has not incurred, directly or indirectly, through any subsidiary or affiliate, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

                                  ARTICLE V

                                  COVENANTS

      SECTION 5.1 Interim Operations of the Company. The Company covenants and agrees that, except as (i) required by this Agreement, (ii) required by applicable law, (iii) required by any Material Contract or Identified Contract or by any Plan disclosed on Schedule 3.9(b), in each case to the extent such requirement is specifically described on Schedule 5.1(iii) or
(iv) agreed to in writing by MergerCo, after the date hereof and prior to the Effective Time:

      (a) the business of the Company and its Subsidiaries shall be conducted only in the ordinary course consistent with past practice and, to the extent consistent therewith, each of the Company and its Subsidiaries shall use its reasonable efforts to preserve its business organization and the business organization of its Subsidiaries intact and maintain existing relations with customers, suppliers, employees and creditors;

      (b)   the Company shall not amend its Articles of Organization or By-
Laws;

      (c) the Company shall not declare, set aside or pay any dividend or other distribution payable in cash, stock or property with respect to its capital stock (except for cash dividends on Company Common Stock in the ordinary course of business consistent with past practice); and neither the Company nor any of its Subsidiaries shall (i) issue, sell, grant, transfer, pledge, dispose of or encumber any additional shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of capital stock of any class of the Company or any of its Subsidiaries (except pursuant to the exercise of stock options outstanding on the date hereof to the extent contemplated by this Agreement); (ii) incur any long term indebtedness (whether evidenced by a note or other instrument, pursuant to a financing lease, sale-leaseback transaction, or otherwise) or incur short-term indebtedness other than under lines of credit existing on the date hereof, except for borrowings under existing credit facilities or lines of credit in the ordinary course of business consistent with past practice; (iii) redeem, purchase or otherwise acquire directly or indirectly any of its capital stock or other securities; or (iv) enter into or amend in any material respect any Lease, Material Contract or Identified Contract;

      (d) neither the Company nor any of its Subsidiaries shall (i) except for normal salary increases in the ordinary course of business consistent with past practice, grant any increase in the compensation or benefits payable or to become payable by the Company or any of its Subsidiaries to any officer or other management employee of the Company or any Subsidiary; (ii) adopt, enter into or amend or increase, or accelerate the payment or vesting of the amounts, benefits or rights payable or accrued or to become payable or accrued under, any bonus, incentive or deferred compensation, severance, termination, change in control, retention, stock option or other equity based or other material employee compensation or benefit plan, agreement or policy; or (iii) enter into or amend in any material respect any employment, severance, retention or collective bargaining agreement or, except in accordance with the existing written policies of the Company or existing contracts or agreements, grant any severance or termination pay to any officer, director or employee of the Company or any of its Subsidiaries;

      (e) neither the Company nor its Subsidiaries shall change the accounting principles used by it unless required by GAAP;

      (f) neither the Company nor any of its Subsidiaries shall acquire or agree to acquire, by merging or consolidating with, by purchasing an equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets of any other Person (other than the purchase of assets in the ordinary course of business consistent with past practice);

      (g) neither the Company nor any of its Subsidiaries shall sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of, or agree to sell, lease, exchange, mortgage, pledge, transfer or otherwise dispose of, any of its Assets, except in the ordinary course of business consistent with past practice;

      (h) neither the Company nor its Subsidiaries shall enter into any material arrangement, agreement or contract, or any material amendment, supplement, waiver or other modification in respect of any existing arrangement, agreement or contract, with any third party (other than customers in the ordinary course of business) that provides for an exclusive arrangement with that third party or is substantially more restrictive on the Company or its Subsidiaries or substantially less advantageous to the Company or its Subsidiaries than arrangements, agreements or contracts existing on the date hereof; and

      (i) neither the Company nor any of its Subsidiaries shall make any material Tax election, amend any Tax Return or settle or compromise any material federal, state, local or foreign Tax liability; and

      (j) neither the Company nor any of its Subsidiaries will enter into an agreement, contract, commitment or arrangement to do any of the foregoing.

      SECTION 5.2 Access to Information. From the date of this Agreement until the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, afford to MergerCo and its authorized representatives reasonable access during normal business hours upon reasonable prior notice to all of its books and records, including but not limited to tax, financial and accounting books and records. In addition, during such period, the Company shall, and shall cause each of its Subsidiaries to, furnish promptly to MergerCo (a) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of the Exchange Act or other applicable Law and (b) such other information concerning its business, properties and personnel as MergerCo may reasonably request. MergerCo and its authorized representatives will use all reasonable efforts to conduct all such inspections in a manner which will minimize any material disruptions of the business and operations of the Company and its Subsidiaries.

      SECTION 5.3 Further Action; Reasonable Best Efforts. Upon the terms and subject to the conditions herein provided, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using reasonable best efforts to satisfy the conditions precedent to the obligations of any of the parties hereto, to obtain all necessary authorizations, consents and approvals, and to effect all necessary registrations and filings. Each of the parties hereto will furnish to the other parties such necessary information and reasonable assistance as such other parties may reasonably request in connection with the foregoing and will provide the other parties with copies of all filings made by such party with any Governmental Entity or any other information supplied by such party to a Governmental Entity in connection with this Agreement and the transactions contemplated hereby.

      SECTION 5.4  Shareholders' Meeting; Proxy Statement.

      (a) As promptly as practicable after the date hereof, the Company shall prepare the Proxy Statement (as defined below). The Company will use its best efforts, after consultation with MergerCo, to respond promptly to any comments made by the SEC with respect to the Proxy Statement. The Company will use its best efforts to cause a definitive proxy statement (the "Proxy Statement") to be mailed to its stockholders as promptly as practicable after it has been approved by the SEC. The Company shall include in the Proxy Statement the recommendation of the Board of Directors that shareholders of the Company approve and adopt this Agreement and the transactions contemplated hereby.

      (b) The Company shall in accordance with applicable law and the Articles of Organization and By-laws of the Company, duly call, set a record date for, give notice of, convene and hold a special meeting of its stockholders (the "Special Meeting") as promptly as practicable for the purpose of considering and taking action upon this Agreement and such other matters as may be appropriate at the Special Meeting. The Company shall, through its Board of Directors, recommend that its shareholders approve the Merger and shall use all reasonable efforts to solicit from shareholders of the Company proxies in favor of the approval and adoption of this Agreement and the transactions contemplated hereby.

      (c) The Company and MergerCo shall together prepare and file a Transaction Statement on Schedule 13E-3 (the "Schedule 13E-3") under the Exchange Act. Each of MergerCo and the Company shall furnish all information concerning it, its affiliates and the holders of its capital stock required to be included in the Schedule 13E-3 and, after consultation with each other, shall respond promptly to any comments made by the SEC with respect to the Schedule 13E-3.

      (d) The information supplied by the Company for inclusion in the Proxy Statement or the Schedule 13E-3 shall not, at the time the Proxy Statement is mailed, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or, at the time of the Special Meeting, as then amended or supplemented, or at the Effective Time, omit to state any material fact necessary to correct any statement originally supplied by the Company for inclusion in the Proxy Statement or the
Schedule 13E-3 which has become false or misleading. If at any time prior to the Effective Time any event relating to the Company or any of its affiliates, or its, or its affiliates', respective officers, directors or shareholders, should be discovered which should be set forth in an amendment of, or a supplement to such Proxy Statement or Schedule 13E-3, the Company shall promptly so inform MergerCo and will furnish all necessary information to MergerCo relating to such event and an appropriate amendment or supplement to such Proxy Statement or Schedule 13E-3 will thereafter be filed with the SEC by the Company. All documents that the Company is responsible for filing with the SEC in connection with the transactions contemplated by this Agreement shall comply in all material respects, both as to form and otherwise, with the Exchange Act and/or the Securities Act, as the case may be, and the rules and regulations thereunder.

      (e) The information supplied or to be supplied by MergerCo for inclusion in the Proxy Statement or the Schedule 13E-3 shall not at the time the Proxy Statement is mailed contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or, at the time of the Special Meeting, as then amended or supplemented, or at the Effective Time, omit to state any material fact necessary to correct any statement originally supplied by MergerCo for inclusion in the Proxy Statement or the Schedule 13E-3 which has become false or misleading. If at any time prior to the Effective Time any event relating to MergerCo or any of its affiliates, or its affiliates' respective officers, directors or shareholders should be discovered which should be set forth in an amendment of, or a supplement to, such Proxy Statement or Schedule 13E-3, MergerCo shall promptly so inform the Company and will furnish all necessary information to the Company relating to such event and an appropriate amendment or supplement to such Proxy Statement or Schedule 13E-3 will thereafter be filed with the SEC by the Company. All documents that MergerCo is responsible for filing with the SEC in connection with the transactions contemplated by this Agreement shall comply in all material respects, both as to form and otherwise, with the Exchange Act and the rules and regulations thereunder.

      SECTION 5.5 Notification of Certain Matters. The Company shall give prompt notice to MergerCo, and MergerCo shall give prompt notice to the Company, of (i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would cause any representation or warranty of the Company, or of MergerCo, as the case may be, contained in this Agreement to be untrue or inaccurate in any material respect at the Effective Time, (ii) any material failure of the Company, or MergerCo, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder and (iii) any event, occurrence, fact, condition, change, development or effect that, individually or in the aggregate, would have or result in a Material Adverse Effect or a breach of Section 5.1.

      SECTION 5.6  Directors' and Officers' Indemnification.

      (a) For a period of six years after the Effective Time, the Surviving Corporation shall indemnify, defend and hold harmless the present and former officers, directors, employees and agents of the Company and its Subsidiaries in such capacities ("Indemnified Parties") against all losses, claims, damages, expenses or liabilities arising out of actions or omissions or alleged actions or omissions occurring at or prior to the Effective Time to the same extent and on the same terms and conditions (including with respect to advancement of expenses) provided for in the Company's Articles of Organization and By-Laws in effect at the date hereof (to the extent consistent with applicable law).

      (b) The provisions of this Section 5.6 are intended for the benefit of, and shall be enforceable by, the respective Indemnified Parties. Nothing in this Section 5.6 shall limit or restrict the right or ability of the Surviving Corporation to change its state of domicile.

      SECTION 5.7 Recapitalization. Each of the Company and MergerCo shall use its best efforts to cause the transactions contemplated by this Agreement, including the Merger, to be accounted for as a recapitalization and such accounting treatment to be accepted by their respective accountants and by the SEC, and each of the Company and MergerCo agrees that it shall take no action that would cause such accounting treatment not to be obtained.

      SECTION 5.8 Conveyance Taxes. MergerCo and the Company shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees or any similar taxes which become payable by the Company or any of its Subsidiaries in connection with the transactions contemplated by this Agreement that are required or permitted to be filed on or before the Effective Time.

      SECTION 5.9 Delisting. Each of the parties agrees to cooperate with each other in taking, or causing to be taken, all actions necessary to delist the Company Common Stock from the Over the Counter Bulletin Board, provided that such delisting shall not be effective until after the Effective Time of the Merger.

      SECTION 5.10 Conduct of the Company After the Merger. Each of the parties agree that until one year after the Effective Time of the Merger, the Surviving Corporation shall not be a party to any merger, reorganization, liquidation, relocation of operations, sale or transfer of assets not in the ordinary course of business, or any other material changes in its corporate structure.

                                 ARTICLE VI

                                 CONDITIONS

      SECTION 6.1 Conditions to Each Party's Obligation To Effect the Merger. The respective obligation of each party to effect the Merger shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by the parties hereto in writing, in whole or in part, to the extent permitted by applicable law):

      (a) No statute, rule, order, decree or regulation shall have been enacted or promulgated by any Governmental Entity of competent jurisdiction (whether temporary, liminary or permanent) which is in effect and has the effect of prohibiting the consummation of the Merger or making the Merger illegal.

      (b) There shall be no order or injunction of a Governmental Entity of competent jurisdiction (whether temporary, preliminary or permanent) in effect precluding, restraining, enjoining or prohibiting consummation of the Merger.

      (c) Other than filing the Articles of Merger in accordance with the MBCL, all authorizations, consents and approvals of all Governmental Entities required to be obtained prior to consummation of the Merger shall have been obtained, except for such authorizations, consents, and approvals the failure of which to be obtained would not have a Material Adverse Effect.

      SECTION 6.2 Conditions to the Obligation of the Company to Effect the Merger. The obligation of the Company to effect the Merger is further subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

      (a) The representations and warranties of MergerCo contained in this Agreement shall be true and correct at and as of the date hereof, and true and correct in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualification) at and as of the Effective Time as if made at and as of such time; and

      (b) MergerCo shall have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Effective Time pursuant to the terms hereof.

      SECTION 6.3 Conditions to Obligations of MergerCo to Effect the Merger. The obligations of MergerCo to effect the Merger are further subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

      (a) The representations and warranties of the Company contained in this Agreement shall be true and correct at and as of the date hereof, and true and correct in all respects (in the case of any representation or warranty containing any materiality qualification) or in all material respects (in the case of any representation or warranty without any materiality qualification) at and as of the Effective Time as if made at and as such time;

      (b) The Company shall have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Effective Time pursuant to the terms hereof;

      (c) The number of Dissenting Shares shall not exceed 10% of the issued and outstanding shares of Company Common Stock; and

      (d) No event, occurrence, fact, condition, change, development or effect shall exist or have occurred or come to exist or been threatened since September 30, 1998 that, individually or in the aggregate, has had or resulted in, or could reasonably be expected to become or result in, a Material Adverse Effect.

                                 ARTICLE VII

                                 TERMINATION

      SECTION 7.1 Termination. Notwithstanding any thing herein to the contrary, this Agreement may be terminated and the Merger may be abandoned at anytime prior to the Effective Time, whether before or after shareholder approval thereof:

      (a) By the mutual consent of the Boards of Directors of MergerCo and the Company.

      (b) By either the Company, on the one hand, or MergerCo, on the other hand, if: (i) the Merger has not been consummated on or prior to September 30, 1999 or such other date, if any, as MergerCo and the Company shall agree upon (provided that the right to terminate this Agreement under this Section 7.1(b)(i) shall not be available to a party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Effective Time to occur on or before such date); or (ii) any Governmental Entity shall have issued a statute, order, decree or regulation or taken any other action (which statute, order, decree, regulation or other action the parties hereto shall use their best efforts to lift), in each case permanently restraining, enjoining or otherwise prohibiting the Merger or making the Merger illegal and such statute, order, decree, regulation or other action shall have become final and non-appealable.

      (c) By the Company, (i) if holders of two-thirds of the outstanding Company Common Stock and Company Preferred Stock, voting as a single class, fail to approve and adopt this Agreement and the transactions contemplated hereby at the Special Meeting (including any postponement or adjournment thereof).

      (d) By the Company, upon 15 days' prior written notice, in the event of a material breach of any representation, warranty, covenant or agreement on the part of MergerCo such that the condition set forth in
Section 6.2(a) or 6.2(b) would not be satisfied as of the Effective Time, which breach is not cured prior to the expiration of such 15 day period (provided that if such breach is not curable, the Company may terminate this Agreement immediately under this Section 7.1(d)); except where the Company is in material breach of any representation, warranty, covenant or agreement as provided in Section 7.1(e).

      (e) By MergerCo, upon 15 days' prior written notice, in the event of a material breach of any representation, warranty, covenant or agreement on the part of the Company such that the condition set forth in Section 6.3(a) or 6.3(b) would not be satisfied as of the Effective Time, which breach is not cured prior to the expiration of such 15 day period (provided that if such breach is not curable, MergerCo may terminate this Agreement immediately under this Section 7.1(e)); except where MergerCo is in material breach of any representation, warranty, covenant or agreement as provided in Section 7.1(d).

      (f) By MergerCo, if (i) holders of at least two-thirds of the outstanding Company Common Stock and Company Preferred Stock, voting as a single class, fail to approve and adopt this Agreement and the transactions contemplated hereby at the Special Meeting (including any postponement or adjournment thereof); or (ii) the Board of Directors of the Company withdraws, modifies or changes its recommendation of this Agreement or the Merger in a manner adverse to MergerCo or shall have resolved to do any of the foregoing.

      SECTION 7.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.1, written notice thereof shall forthwith be given by the terminating party or parties to the other party or parties specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void, and there shall be no liability on the part of MergerCo or the Company, except as set forth in Section 8.1 hereof; provided that nothing herein shall relieve any party from any liability or obligation with respect to any willful breach of this Agreement.

                                ARTICLE VIII

                                MISCELLANEOUS

      SECTION 8.1 Fees and Expenses. (a) Except as contemplated by this Agreement, all costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such expenses except that the Company shall bear and pay the costs and expenses incurred in connection with (i) the preparation, filing, printing and mailing of the Proxy Statement (including SEC filing fees) and (ii) the filing of the Schedule 13E-3.

      (b) This Section 8.1 shall survive any termination of this Agreement.

      SECTION 8.2  Amendment; Waiver.

      (a) This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval by the shareholders of the Company of the matters presented in connection with the Merger, but after any such approval no amendment shall be made without the approval of such shareholders if such amendment changes the Merger Consideration or alters or changes any of the other terms or conditions of this Agreement if such alteration or change would materially adversely affect the rights of such shareholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

      (b) At any time prior to the Effective Time, the parties may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document, certificate or writing delivered pursuant hereto or (iii) waive compliance with any of the agreements or conditions of the other parties hereto contained herein. Any such extension or waiver by the Company shall require the consent of the Board of Directors of the Company. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and none is exclusive of any other, or of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy or breach of any representation, warranty, covenant or agreement or failure to fulfill any condition shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement as to which there is no inaccuracy or breach. The representations and warranties of the Company shall not be affected or deemed waived by reason of any investigation made by or on behalf of MergerCo (including but not limited to any of its advisors, counsel, consultants or representatives) or by reason of the fact that MergerCo or any of such advisors, counsel, consultants or representatives knew or should have known that any such representation or warranty is or might be inaccurate.

      SECTION 8.3 Survival. The respective representations and warranties of MergerCo and the Company contained herein or in any certificates or other documents delivered prior to or as of the Effective Time shall not survive beyond the Effective Time. The covenants and agreements of the parties hereto (including the Surviving Corporation after the Merger) shall survive the Effective Time without limitation (except for those which, by their terms, contemplate a shorter survival period).

      SECTION 8.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand or (c) the expiration of five business days after the day when mailed in the United States by certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

      (a)   if to the Company, to:      Armatron International, Inc.
                                        2 Main Street
                                        Melrose, Massachusetts 02176
                                        Facsimile: (781) 321-2309
                                        Telephone: (781) 321-2300
                                        Attention:  President

            with a copy to:             Bass, Doherty & Finks, P.C.
                                        40 Soldiers Field Place
                                        Boston, Massachusetts 02135
                                        Facsimile: (617) 787-4969
                                        Telephone: (617) 787-5551
                                        Attention:  Malcolm D. Finks, Esquire

      (b)   if to MergerCo, to:         Armatron Merger Corporation
                                        2 Main Street
                                        Melrose, Massachusetts 02176
                                        Facsimile: (781) 321-2309
                                        Telephone: (781) 321-2300
                                        Attention:  President


            with a copy to              Mintz, Levin, Cohn, Ferris
                                         Glovsky and Popeo, P.C.
                                        One Financial Center
                                        Boston, Massachusetts 02111
                                        Facsimile: (617) 542-2241
                                        Telephone: (617) 542-6000
                                        Attention: Anne L. Bruno, Esquire

      SECTION 8.5 Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation". The phrase "made available" when used in this Agreement shall mean that the information referred to has been made available to the party to whom such information is to be made available. The words "affiliates" and "associates" when used in this Agreement shall have the respective meanings ascribed to them in Rule 12b-2 under the Exchange Act. The phrase "beneficial ownership" and words of similar import when used in this Agreement shall have the meaning ascribed to it in Rule 13d-3 under the Exchange Act.

      SECTION 8.6 Headings; Schedules. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Disclosure of any matter pursuant to any Schedule to the Disclosure Schedule shall not be deemed to be an admission or representation as to the materiality of the item so disclosed.

      SECTION 8.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same agreement.

      SECTION 8.8 Entire Agreement; Third Party Beneficiaries. This Agreement (a) constitutes the entire agreement, and supersedes all prior agreements and understandings (written and oral), among the parties with respect to the subject matter hereof and (b) except for the provisions of Sections 5.6 and 5.9, are not intended to confer upon any person other than the parties any rights or remedies.

      SECTION 8.9 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

      SECTION 8.10 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

      SECTION 8.11 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. This Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns.

      IN WITNESS WHEREOF, MergerCo and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                  ARMATRON INTERNATIONAL, INC.



                                  By:___________________________________
                                  Name:   Charles J. Housman
                                  Title:  President and Chief Executive
                                          Officer

[Seal]

                                  ARMATRON MERGER CORPORATION



                                  By:___________________________________
                                  Name:   Charles J. Housman
                                  Title:  President

[Seal]


                                 Appendix B

                               OPINION LETTER

                                                             April 21, 1999

The Board of Directors
Armatron International, Inc.
2 Main Street
Melrose, Massachusetts 02176



Gentlemen:

      Armatron International, Inc. ("Armatron" or the "Company") has engaged Gordon Associates, Inc. ("GA") to render an opinion (the "Opinion") as to the fairness, from a financial point of view, to certain shareholders or Armatron (the "Selling Shareholders") of the per share cash consideration to be paid by Armatron for the purchase of the shares of common stock held by the Selling Shareholders. The Opinion contemplates a transaction (the "Merger") pursuant to the Agreement and Plan of Merger (the "Merger Agreement") between Armatron and Armatron Merger Corporation ("MergerCo"). In the Merger, each outstanding share of common stock of Armatron will be converted into the right to receive $0.27 in cash.

      GA is a business valuation and related consulting firm which among other activities is engaged in evaluating the financial terms of mergers and acquisitions and providing investment analysis to clients and advising them with respect to the purchase and sale of securities generally. There are no relationships between GA and Armatron or any of its subsidiaries including, without limitation any of the Company's respective directors, officers or employees or Armatron's principal shareholders which might affect the objectivity of the advise to be rendered hereunder.

      In formulating the Opinion, we have done and considered, among other things, the following:

      1. We reviewed Armatron's consolidated annual financial statements for the five years ended September 30, 1998, unaudited financial statements for the three months ended December 31, 1998, and other relevant financial information.

      2. We obtained information from members of management regarding past history, current operations and future prospects for Armatron.

      3.    We visited Armatron's facility in Melrose, Massachusetts.

      4. We made comparisons of the financial and operating results of Armatron with other selected publicly traded companies that manufacture and distribute lawn and garden products.

      5.    We reviewed the trading history of Armatron's shares.

      6. We considered the current condition of the securities market and the economic environment in general.

      7. We reviewed the Stock Subscription Agreement concerning the conversion of debt owed by the Company pursuant to a certain Promissory Note dated January 11, 1990, as amended, into the Company's Series A preferred stock.

      8. We reviewed documents relating to a foreign arbitration award against the Company and J.C. Carter Company, Inc., a former subsidiary of the Company, among others. The arbitration related to certain cryogenic cargo pumps supplied in the 1970's and a pending lawsuit in the U.S. District Court of Southern California seeking payment of said award.

      9. We performed and undertook other actions and analyses which we deemed to be relevant.

      We have assumed the accuracy and completeness of the information supplied to us, and we have not independently verified this information. We did not review Armatron's corporate charter, by-laws, records, books, minutes of directors' or stockholders' meetings nor did we make inquiries of Armatron's customers, lenders, general creditors or other.

      Based on our analysis of the foregoing, it is our opinion that as of the date hereof, the purchase by Armatron of certain shares of its common stock at a price of $0.27 per share is fair to the Selling Shareholders, from a financial point of view.



                                       Very truly yours,

                                       Gordon Associates, Inc.


                                       By: /s/ Howard J. Gordon
                                           --------------------------------
                                       Howard J. Gordon
                                       President


                                 Appendix C

                       MASSACHUSETTS APPRAISAL STATUTE

                     Chapter 156B of the General Laws of
                      the Commonwealth of Massachusetts

(S) 85.  Dissenting stockholder; right to demand payment for stock;
         exception

A stockholder in any corporation organized under the laws of Massachusetts which shall have duly voted to consolidate or merge with another corporation or corporations under the provisions of sections seventy-eight or seventy-nine who objects to such consolidation or merger may demand payment for his stock from the resulting or surviving corporation and an appraisal in accordance with the provisions of sections eighty-six to ninety-eight, inclusive, and such stockholder and the resulting or surviving corporation shall have the rights and duties and follow the procedure set forth in those sections. This section shall not apply to the holders of any shares of stock of a constituent corporation surviving a merger if, as permitted by subsection (c) of section seventy-eight, the merger did not require for its approval a vote of the stockholders of the surviving corporation.

(S) 86.  Selections applicable to appraisal; prerequisites

If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

(S) 87.  Statement of rights of objecting stockholders in notice of meeting;
         form

The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

"If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts."

(S) 88.  Notice of effectiveness of action objected to

The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed a written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

(S) 89.  Demand for payment; time for payment

If within twenty days after the date of mailing of a notice under subsection
(e) of section eighty-two, subsection (f) of section eighty-three, or section eighty-eight, any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

(S) 90.  Demand for determination of value; bill in equity; venue

If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

(S) 91.  Parties to suit to determine value; service

If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill if filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof, and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be a sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

(S) 92.  Decree determining value and ordering payment; valuation date

After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or, if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

(S) 93.  Reference to special master

The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

(S) 94.  Notation on stock certificates of pendency of bill

On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for the notation thereon of the pendency of the bill and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

(S) 95.  Costs; interest

The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

(S) 96.  Dividends and voting rights after demand for payment

Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless:

      (1) A bill shall not be filed within the time provided in section ninety;

      (2)  A bill, if filed, shall be dismissed as to such stockholder; or

      (3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

(S) 97.  Status of shares paid for

The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock, or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

(S) 98.  Exclusive remedy; exception

The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.